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MORGAN STANLEY FUNDS


MORGAN STANLEY FUND OF FUNDS DOMESTIC PORTFOLIO AND INTERNATIONAL PORTFOLIO

A MUTUAL FUND THAT CONSISTS OF TWO SEPARATE PORTFOLIOS THE DOMESTIC PORTFOLIO SEEKS TO MAXIMIZE TOTAL INVESTMENT RETURN THE INTERNATIONAL PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION


[MORGAN STANLEY LOGO]


THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

PROSPECTUS

NOVEMBER 28, 2003

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Contents

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
THE FUND
     Overview                                                                  1
     The Domestic Portfolio                                                    2
     Investment Objective                                                      2
     Principal Investment Strategies                                           2
     Principal Risks                                                          16
     Past Performance                                                         21
     Fees and Expenses                                                        23
     Additional Risk Information                                              26
     The International Portfolio                                              28
     Investment Objective                                                     28
     Principal Investment Strategies                                          28
     Principal Risks                                                          31
     Past Performance                                                         36
     Fees and Expenses                                                        38
     Additional Risk Information                                              39
     Fund Management                                                          41

SHAREHOLDER INFORMATION
     Pricing Portfolio Shares                                                 43
     How To Buy Shares                                                        43
     How To Exchange Shares                                                   45
     How To Sell Shares                                                       47
     Distributions                                                            49
     Tax Consequences                                                         50
     Share Class Arrangements                                                 51

FINANCIAL HIGHLIGHTS                                                          59

MORGAN STANLEY FUNDS                                           Inside Back Cover
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This PROSPECTUS contains important information about the fund. Please read it carefully and keep it for future reference.

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Overview

Morgan Stanley Fund of Funds is an open-end, non-diversified mutual fund that consists of two separate portfolios (each, a "Portfolio")--

     Domestic Portfolio
     International Portfolio

Each Portfolio invests primarily in shares of other Morgan Stanley Funds (the "Underlying Funds"). The following is a summary of each Portfolio.

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The Domestic Portfolio

INVESTMENT OBJECTIVE

[GRAPHIC]

The Domestic Portfolio seeks to maximize total investment return.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

The Domestic Portfolio normally invests at least 80% of its assets in shares of the Underlying Funds described below. These Underlying Funds are intended to give the Portfolio broad exposure to the U.S. equity and fixed-income markets. At any time the Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., may add or substitute Underlying Funds in which the Portfolio may invest. In deciding how to allocate the Portfolio's assets among the selected Underlying Funds, the Investment Manager considers its outlook for the U.S. economy and financial markets, and the relative market valuations of the Underlying Funds. The Portfolio normally expects to invest between 50%-100% of its net assets in Underlying Funds which invest primarily in equity securities and between 0%-50% of its net assets in Underlying Funds which invest primarily in fixed-income securities. There are no minimum or maximum percentages in which the Portfolio must invest in any Underlying Fund.

[SIDENOTE]

TOTAL RETURN

AN INVESTMENT OBJECTIVE HAVING THE GOAL OF SELECTING SECURITIES WITH THE POTENTIAL TO RISE IN PRICE AND PAY OUT INCOME.

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THE UNDERLYING MORGAN STANLEY FUNDS

The following is a brief summary of the investment objectives and principal investment strategies of the Underlying Funds that the Investment Manager presently considers for investment. The Portfolio's Investment Manager also serves as the Investment Manager to each of the Underlying Funds. For a complete description of an Underlying Fund, please see its prospectus, which is available free of charge by calling toll free 1-866-MORGAN8.

AGGRESSIVE EQUITY FUND


INVESTMENT OBJECTIVE          Capital growth.

PRINCIPAL INVESTMENT STRATEGY Normally invests at least 80% of its assets in common stocks and other equity securities of U.S. or foreign companies that offer the potential for superior earnings growth in the opinion of the fund's Investment Manager. The Investment Manager utilizes a process, known as sector rotation, that emphasizes industry selection over individual company selection. The fund may invest up to 25% of its net assets in foreign securities (including depositary receipts). The fund also may utilize options and futures, forward foreign currency exchange contracts and may invest a portion of its assets in convertible securities. The fund may invest up to 20% of its assets in fixed-income securities.

AMERICAN OPPORTUNITIES FUND

INVESTMENT OBJECTIVE          Long-term capital growth consistent with an
                              effort to reduce volatility.

PRINCIPAL INVESTMENT STRATEGY Normally invests at least 65% of its assets in a diversified portfolio of common stocks (including depositary receipts). At least 80% of the fund's assets will be invested in securities issued by companies traded in a U.S. securities exchange or issued by the U.S. Government, its agencies or instrumentalities. The fund's Investment Manager invests in companies that it believes have earnings growth potential. The Investment Manager utilizes a process, known as sector rotation, that emphasizes industry selection over individual company selection. The fund also may invest in convertible, preferred and fixed-income securities, options and futures, foreign securities and forward foreign currency exchange contracts.

BIOTECHNOLOGY FUND

INVESTMENT OBJECTIVE          Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY Normally invests at least 80% of net assets, including any borrowing for investment purposes, in common stocks (including depositary receipts) and other equity securities, including convertible securities, of biotechnology companies throughout the world. These will exclude small-sized companies (generally companies with market capitalizations under $1 billion). Up to 15% of

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                              the fund's net assets may be invested in
                              convertible securities rated below investment grade. The fund's investments may include securities issued in initial public offerings ("IPOs") and equity securities of privately owned biotechnology companies that, in the view of the fund's Investment Manager, either plan or appear likely to conduct an IPO in the foreseeable future. Such investments are generally referred to as venture capital investments. The fund also may invest in equity securities of non-biotechnology companies, investment grade fixed-income securities, foreign securities and forward foreign currency exchange contracts.

CAPITAL OPPORTUNITIES TRUST

INVESTMENT OBJECTIVE          Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY Normally invests at least 65% of its assets in a portfolio of common stocks and convertible securities of medium-sized companies with market capitalizations, at the time of purchase, within the capitalization range of companies comprising the Lipper Multi-Cap Growth universe, which as of October 31, 2003 was approximately $30.3 million to $291.3 billion. The fund's Investment Manager invests the fund's assets in companies that it believes exhibit above-average earnings growth prospects and attractive stock market valuations. In addition, the fund may invest in foreign securities, forward foreign currency exchange contracts and investment grade fixed-income securities.

CONVERTIBLE SECURITIES TRUST

INVESTMENT OBJECTIVE          High level of total return on its assets through a
                              combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGY Normally invests at least 80% of its assets in convertible securities. The fund's convertible securities may include lower rated fixed-income securities commonly known as "junk bonds," and "exchangeable" and "synthetic" convertible securities. In selecting fund investments, the fund's Investment Manager considers market, economic and political conditions. In addition, the fund may invest in common stocks directly, non-convertible preferred stock, non-convertible fixed-income securities (including zero coupon securities), foreign securities (including depositary receipts) and forward foreign currency exchange contracts.

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DEVELOPING GROWTH SECURITIES TRUST

INVESTMENT OBJECTIVE          Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY Normally invests at least 65% of its assets in common stocks (including depositary receipts) and other equity securities of companies that the fund's Investment Manager believes have prospects of achieving significant profit gains. The fund's other equity securities may include convertible securities and preferred stocks. The fund invests primarily in smaller and medium-sized companies. The fund may also invest in IPOs. In addition, the fund may invest in fixed-income securities issued or guaranteed by the United States government, its agencies or instrumentalities, investment grade debt securities, foreign securities and forward foreign currency exchange contracts.

DIVIDEND GROWTH SECURITIES INC.

INVESTMENT OBJECTIVE          Reasonable current income and long-term growth of
                              income and capital.

PRINCIPAL INVESTMENT STRATEGY Normally invests at least 80% of its assets in common stocks of companies with a record of paying dividends and the potential for increasing dividends. The fund's Investment Manager initially employs a quantitative screening process in an attempt to identify a number of common stocks which are undervalued and which have a record of paying dividends. The Investment Manager then applies qualitative analysis to determine which stocks it believes have the potential to increase dividends and, finally, to determine whether any of the stocks should be added to or sold from the fund's portfolio. In addition, the fund may invest in fixed-income, convertible and foreign securities and forward foreign currency exchange contracts.

FINANCIAL SERVICES TRUST

INVESTMENT OBJECTIVE          Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY Normally invests at least 80% of its assets in a diversified portfolio of common stocks and other equity securities of companies engaged in financial services and related industries. The fund's Investment Manager seeks to identify companies which it believes show good appreciation prospects and value. The fund's common stock and other equity securities may include foreign securities (held either directly or in the form of depositary receipts). In addition, the fund may invest in common stock and other equity securities of companies not in the financial services or related industries (including real estate investment trusts, commonly known as "REITs"), and in fixed-income and convertible securities. In addition, the fund may utilize forward foreign currency exchange contracts.

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FUNDAMENTAL VALUE FUND

INVESTMENT OBJECTIVE          Total return.

PRINCIPLE INVESTMENT STRATEGY Normally invests at least 65% of its assets in common stocks and other equity securities, which can include depositary receipts, preferred stocks or securities convertible into common or preferred stock. The fund's Investment Manager primarily focuses on equity securities of larger capitalization companies (e.g., companies with over $10 billion of market capitalization currently), but the fund may also invest in small and medium-sized companies. Up to 15% of the fund's net assets may be invested in convertible securities rated below investment grade (commonly referred to as "junk bonds"). The fund may also invest up to 25% of its net assets in foreign securities. This percentage limitation, however, does not apply to foreign securities that are traded in the U.S. on a national securities exchange. The remaining 35% of the fund's assets may be invested in non-convertible debt securities. The fund may also utilize options and futures and invest in exchange-traded index funds ("ETFs").

GLOBAL ADVANTAGE FUND

INVESTMENT OBJECTIVE          Long-term capital growth.

PRINCIPAL INVESTMENT STRATEGY Normally invests at least 65% of its assets in equity securities of companies located throughout the world (including the United States). The fund's equity securities may include common and preferred stock, depositary receipts and/or convertible securities. The fund's "Sub-Advisor," Morgan Stanley Investment Management Limited, utilizes fundamental research to seek companies that it believes have long-term growth potential and/or relatively attractive valuations. The Sub-Advisor typically seeks to construct a portfolio of companies reflecting a mix of both "growth" and "value" styles. The fund also may utilize forward foreign currency exchange contracts and invest in convertible securities.

GROWTH FUND

INVESTMENT OBJECTIVE          Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY Normally invests at least 65% of its assets in common stocks primarily of companies having market values or capitalizations of at least $1 billion that the fund's "Sub-Advisor," Morgan Stanley Investment Management Inc., believes exhibit strong earnings and free cash flow growth. The Sub-Advisor seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities. The Sub-Adviser emphasizes individual security selection. The Sub-Advisor may invest up to 25% of the fund's net assets in foreign securities

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                              (including depositary receipts). In addition, the
                              fund may also utilize forward foreign currency exchange contracts and invest in convertible securities.

HEALTH SCIENCES TRUST

INVESTMENT OBJECTIVE          Capital appreciation.
PRINCIPAL INVESTMENT STRATEGY Normally invests at least 80% of its assets in common stocks (including depositary receipts) of health sciences companies throughout the world. A company will be considered to be a health science company if it derives at least 50% of its earnings or revenues, or it devotes at least 50% of its assets to health science activities. In deciding which securities to buy, hold or sell, the fund's
                              Investment Manager invests in companies based on its view of business, economic and political conditions. The fund's stock investments may include foreign securities (held either directly or in the form of depositary receipts). In addition, the fund may invest in common stocks of non-health sciences companies, preferred stock, investment grade fixed-income securities, convertible securities and may utilize forward foreign currency exchange contracts.

HIGH YIELD SECURITIES INC.

INVESTMENT OBJECTIVES         Primarily, to earn a high level of current income
                              and, secondarily, capital appreciation, but only to the extent consistent with its primary objective.

PRINCIPAL INVESTMENT STRATEGY Normally invests at least 80% of its assets in fixed-income securities (including zero coupon securities) rated lower than investment grade, commonly known as "junk bonds," or in non-rated securities considered by the fund's Investment Manager to be appropriate investments for the fund (including "Rule 144A" securities, which are subject to resale restrictions). There are no minimum ratings for investments, and as such the fund may invest in securities which no longer make payments of interest or principal. In deciding which securities to buy, hold or sell, the Investment Manager considers an issuer's creditworthiness, economic developments, interest rate trends and other factors it deems relevant. In addition, the fund may invest in securities rated investment grade or higher (or, if not rated, determined to be of comparable quality when the Investment Manager believes that such securities may produce attractive yields). The fund also may invest in common stocks, asset-backed securities, convertible securities, warrants and foreign securities. The fund may utilize forward foreign currency exchange contracts in connection with its investments in foreign securities.

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INCOME BUILDER FUND

INVESTMENT OBJECTIVES         Reasonable income and, secondarily, growth of
                              capital.

PRINCIPAL INVESTMENT STRATEGY Normally invests at least 80% of its assets in income-producing equity and fixed-income securities, with normally at least 65% of its assets in income-producing equity securities, including common stock, preferred stock, convertible securities and REITs. The fund's Investment Manager uses a value-oriented style in the selection of securities. Investments are normally made primarily in common stocks (including depositary receipts) of large capitalization companies with a record of paying dividends and which, in the opinion of the Investment Manager, have the potential for maintaining dividends, preferred stock and securities convertible into common stocks of small-, mid- and large-cap companies -- including synthetic and enhanced convertibles. The fund may invest in common stocks that do not pay a dividend. In addition, the fund may invest in fixed-income securities (which may include U.S. and zero coupon securities), Rule 144A securities, futures and options, foreign securities and forward foreign currency exchange contracts.

INFORMATION FUND

INVESTMENT OBJECTIVE          Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY Normally invests at least 80% of its assets in common stocks and other equity securities of companies engaged in the communications and information industry that are located throughout the world. The fund may invest up to 50% of its net assets in the securities (including depositary receipts) of foreign companies. In addition, the fund may invest in convertible securities, investment grade fixed-income securities and forward foreign currency exchange contracts.

LIMITED DURATION FUND

INVESTMENT OBJECTIVE          High level of current income, consistent with the
                              preservation of capital.

PRINCIPAL INVESTMENT STRATEGY Normally invests at least 65% of its assets in securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities (including zero coupon securities), investment grade mortgage-backed securities, including CMOs, and investment grade corporate and other types of bonds. In selecting fund investments, the Investment Manager considers both domestic and international economic developments, interest rate levels, the steepness of the yield curve and other factors and seeks to maintain an overall average duration for the fund's portfolio of three years or less. In addition, the fund may invest in foreign, asset-backed and restricted securities,

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                              junk bonds and may utilize forward foreign
                              currency exchange contracts and may engage in futures transactions.

MID-CAP VALUE FUND

INVESTMENT OBJECTIVE          Above-average total return.

PRINCIPAL INVESTMENT STRATEGY Normally invests at least 80% of its assets in common stock and other equity securities, including depositary receipts and securities convertible into common stock, of companies traded on a U.S. securities exchange with market capitalizations that fall within the range of companies included in the Russell Midcap Value Index. As of October 31, 2003, these market capitalizations range between $630.7 million and $14.6 billion. In pursuing its investment objective, the fund's Investment Manager seeks attractively valued companies experiencing a change that the Investment Manager believes could have a positive impact on a company's outlook, such as a change in management, industry dynamics or operational efficiency. In determining whether securities should be sold, the Investment Manager considers a number of factors, including appreciation to fair value, fundamental change in the company or changes in economic or market trends. The Investment Manager may purchase stocks that typically do not pay dividends. The fund may invest up to 20% of its net assets in foreign securities. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange. In addition, the fund may invest up to 20% of its assets in investment grade fixed-income securities and may use options and futures, swaps and forward foreign currency exchange contracts.

NASDAQ-100 INDEX FUND

INVESTMENT OBJECTIVE          To provide investment results that, before
                              expenses, correspond to the total return (i.e. the combination of capital changes and income) of the Nasdaq-100 Index(R).

PRINCIPAL INVESTMENT STRATEGY Normally invests at least 80% of its assets in common stocks and other equity securities (which may include depositary receipts) of companies included in the Nasdaq-100 Index. The Investment Manager "passively" manages substantially all of the fund's assets by investing in securities in approximately the same proportion as they are represented in the Nasdaq-100. In addition, the fund may invest in stock index futures and shares of index funds.

The "Nasdaq-100(R)", "Nasdaq-100 Index(R)", and "Nasdaq(R)" are trade or service marks of The Nasdaq Stock Market (together with its affiliates, "Nasdaq") and have been licensed for use by the fund. Nasdaq has not passed on the legality or suitability of the fund. The fund is not sponsored, endorsed, sold or promoted by Nasdaq. NASDAQ MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND DISCLAIMS ALL WARRANTIES INCLUDING ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE FUND OR THE INDEX, THEIR USE, THE RESULTS TO BE OBTAINED FROM THEIR USE, OR ANY DATA INCLUDED THEREIN. NASDAQ SHALL HAVE NO LIABILITY FOR ANY DAMAGES, CLAIMS, LOSSES, OR EXPENSES WITH RESPECT TO THE FUND/INDEX. NASDAQ SHALL HAVE NO LIABILITY FOR ANY LOST PROFITS OR SPECIAL, PUNITIVE, INCIDENTAL, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. FOR MORE DETAILS, SEE THE DISCLAIMER IN THE STATEMENT OF ADDITIONAL INFORMATION.

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NATURAL RESOURCE DEVELOPMENT SECURITIES INC.

INVESTMENT OBJECTIVE          Capital growth.

PRINCIPAL INVESTMENT STRATEGY Normally invests at least 80% of its assets in common stocks of domestic and foreign companies engaged in natural resource and related businesses. The fund's Investment Manager invests in companies that it believes are responsive to domestic and world demand for natural resources and that engage in the development of natural resources. The fund's stock investments may include foreign securities (held either directly or in the form of depositary receipts). In addition, the fund may invest in common stocks of companies not in the natural resource and related business areas, convertible securities and fixed-income securities. In addition, the fund may utilize forward foreign currency exchange contracts.

NEXT GENERATION TRUST

INVESTMENT OBJECTIVE          Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY Normally invests at least 65% of its assets in common stocks of companies of any asset size which manufacture products or provide services, or which develop or assist in the development of products and services, which, in the opinion of the Investment Manager, may be used by, or appeal to, children, teenagers and/or young adults. These products and services may include such areas as clothing, toys, computer technology and software, consumer electronics, Internet, telecommunications, entertainment, personal care, sports, publishing and entertainment. In addition, up to 35% of the fund's net assets may be invested in foreign securities, including emerging market securities. The fund also may invest in fixed-income securities and utilize forward foreign currency exchange contracts.

QUALITY INCOME TRUST

INVESTMENT OBJECTIVE          High current income consistent with safety of
                              principal.

PRINCIPAL INVESTMENT STRATEGY Normally invests at least 80% of its assets in investment grade fixed-income securities, including mortgage-backed securities (including
                              CMOs), asset-backed securities, corporate debt securities, preferred stocks, U.S. government securities, zero coupon securities and securities issued by foreign governments or corporations. In deciding which securities to buy, hold or sell, the fund's Investment Manager considers domestic and international economic developments, interest rate trends and other factors relating to the issuers. In addition, the fund may invest in junk bonds and options and futures. The fund may also utilize forward foreign currency exchange contracts.

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REAL ESTATE FUND

INVESTMENT OBJECTIVE          High current income and long-term capital
                              appreciation through investments primarily in companies in the real estate industry.

PRINCIPAL INVESTMENT STRATEGY Normally invests at least 80% of its assets in income producing common stocks and other equity securities (which may include convertible securities) of companies that are principally engaged in the U.S. real estate industry. Such companies may include REITs and, among other businesses, real estate developers, brokers and operating companies whose products and services are significantly related to the real estate industry, such as building suppliers and mortgage lenders. In deciding which securities to buy, hold or sell, the fund's "Sub-Advisor," Morgan Stanley Investment Management Inc., considers market, economic and political factors. In addition, the fund may invest up to 20% of its assets in foreign securities. The fund also may invest in convertible junk bonds and in equity and fixed-income securities of companies which are not principally engaged in the real estate industry or which are not income producing equity securities of companies principally engaged in the U.S. real estate industry. The fund may also utilize forward foreign currency exchange contracts.

S&P 500 INDEX FUND

INVESTMENT OBJECTIVE          To provide investment results that, before
                              expenses, correspond to the total return (i.e., the combination of capital changes and income) of the Standard & Poor's(R) 500 Composite Stock Price
                              Index ("S&P 500 Index").

PRINCIPAL INVESTMENT STRATEGY Normally invests at least 80% of its assets in common stocks of companies included in the S&P 500 Index. The Investment Manager "passively" manages the fund's assets by investing in common stocks in approximately the same proportion as they are represented in the Index. The fund may invest in foreign companies that are included in the S&P 500 Index. In addition, the fund may invest in stock index futures on the S&P 500 Index and Standard & Poor's Depositary Receipts.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the fund. The fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the fund.

SMALL-MID SPECIAL VALUE FUND

INVESTMENT OBJECTIVE          Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY Normally invests at least 80% of its net assets, including any borrowings for investment purposes, in common stocks and other equity securities, including convertible securities, of small and mid-size companies that the fund's

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                              Investment Manager believes are undervalued
                              relative to the marketplace or to similar companies. In accordance with the fund's investment strategy, companies with a capitalization range of $100 million to $5 billion at the time of purchase are considered small and mid-sized companies by the Investment Manager. As part of its investment strategy, the fund may invest up to 15% of its net assets in foreign securities held either directly or in the form of depositary receipts. This percentage limitation, however, does not apply to securities of foreign companies that are listed in the United States on a national securities exchange. In deciding which securities to buy, hold or sell, the Investment Manager pursues a value-oriented approach that seeks to identify securities whose market value is less than their intrinsic value. The Investment Manager focuses on securities with market-to-book ratios and price-earnings ratios that are lower than those of the general market averages or similar companies. The Investment Manager may also consider a company's dividend yield, growth in sales, balance sheet, management capabilities, earnings and cash flow, as well as other factors. The fund may also utilize forward foreign currency exchange contracts. The fund may purchase securities issued as part of, or a short period after, companies' initial public offerings ("IPOs"), and may at times dispose of those shares shortly after their acquisition. The fund may invest up to 20% of its assets in common stocks of large capitalization companies, real estate investment trusts ("REITs"), fixed-income securities and options and futures. The fund may also utilize forward foreign currency exchange contracts.

SPECIAL GROWTH FUND

INVESTMENT OBJECTIVE          Capital appreciation.

PRINCIPAL INVESTMENT STRATEGY Normally invests at least 65% of its assets in a diversified portfolio of common stocks and other equity securities of small companies with market capitalizations, at the time of purchase, within the capitalization range of securities comprising the Russell 2000(R) Growth Index (approximately $49.8 million to $2.2 billion as of October 31,
                              2003). The fund's Investment Manager invests in companies that it believes exhibit superior earnings growth potential and attractive stock market valuations. There are no minimum ratings or quality requirements with respect to the convertible securities in which the fund may invest, and the fund may invest up to 35% of its net assets in these investments. The fund's small-cap equity investments may include foreign securities (held either directly or in the form of depositary receipts). In addition, the fund also may invest up to 35% of its assets in equity securities of medium-sized or large companies. The fund also may invest in options and futures and forward foreign currency exchange contracts.

SPECIAL VALUE FUND

INVESTMENT OBJECTIVE          Long-term capital appreciation.
PRINCIPAL INVESTMENT STRATEGY Normally invests at least 65% of its assets in common stocks of small capitalization companies
                              (generally between $100 million and $1.5 billion) that the fund's Investment Manager believes are undervalued relative to the marketplace or similar companies. In deciding which securities to buy, hold or sell, the Investment Manager pursues a value oriented approach that seeks to identify securities whose market value is less than their intrinsic value. The fund may invest in foreign securities (including depositary receipts) that are listed in the U.S. on a national securities exchange. In addition, the fund may invest in common stocks of companies which have medium or large market capitalizations, convertible and non-convertible fixed-income and preferred equity securities, and REITs. The fund may also utilize forward foreign currency exchange contracts.

TOTAL MARKET INDEX FUND

INVESTMENT OBJECTIVE          Investment results that, before expenses,
                              correspond to the total return of the U.S. stock market as measured by the Wilshire 5000 Total
                              Market Index.

PRINCIPAL INVESTMENT STRATEGY The fund will normally invest at least 80% of its assets in stocks included in the Wilshire 5000 Total Market Index. The Index consists of large, mid and small capitalization stocks and may include some foreign companies. Statistical sampling is used in an attempt to recreate the Index in terms of industry, size, dividend yield and other characteristics. In addition, the fund may invest in options and futures contracts, utilize forward foreign currency exchange contracts and may make temporary investments in money market instruments to manage cash flows into and out of the fund.

TOTAL RETURN TRUST

INVESTMENT OBJECTIVE          High total return from capital growth and income.

PRINCIPAL INVESTMENT STRATEGY Normally invests at least 65% of its assets in common stocks (including depositary receipts) and convertible securities of domestic and foreign companies. In selecting investments to buy, hold or sell, the fund's Investment Manager typically uses a "top-down" investment process that considers the overall economic outlook, the development of industry/sector preferences, and, lastly, specific stock selections. Generally, the fund will invest in companies that have a market capitalization of at least $1 billion, and the Investment Manager anticipates that such companies may pay dividends or interest income. Up to 35% of the fund's assets may be invested in foreign securities (including depositary receipts). In addition, the fund's investments may include fixed-income securities and the fund may utilize forward foreign currency contracts.

U.S. GOVERNMENT SECURITIES TRUST

INVESTMENT OBJECTIVE          High level of current income consistent with
                              safety of principal.

PRINCIPAL INVESTMENT STRATEGY Invests all of its assets in U.S. Government securities. The U.S. Government securities
                              (including zero coupon securities) that the fund may purchase are limited to: U.S. Treasury bills, notes and bonds and securities (including mortgage-backed securities) issued by agencies and instrumentalities of the U.S. Government which are backed by the full faith and credit of the United States. In making investment decisions, the fund's Investment Manager considers economic developments, interest rate trends and other factors. The fund is not limited as to the maturities of the U.S. Government securities in which it may invest. The fund also may invest in futures including interest rate futures.

UTILITIES FUND


INVESTMENT OBJECTIVE          Capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGY Normally invests at least 80% of its assets in common stock and other equity (including depositary receipts) and investment grade fixed-income securities (including asset-backed and zero coupon securities) of companies that are engaged in the utilities industry. The fund's Investment Manager will shift the fund's assets between different types of utilities and between equity and fixed-income securities, based on prevailing market, economic and financial conditions. Up to 25% of the fund's net assets may include foreign securities. The fund also may invest in securities of companies not engaged in the utilities industry. The fund may invest in convertible securities, a portion of which may be below investment grade. The fund may utilize forward foreign currency exchange contracts.

VALUE FUND

INVESTMENT OBJECTIVE          Total return.

PRINCIPAL INVESTMENT STRATEGY The fund normally invests at least 65% of its assets in common stock that the fund's Investment Manager believes is undervalued and currently is not being recognized within the market place. In deciding which securities to buy, hold or sell, the Investment Manager begins with a universe of companies that have attributes that may qualify them as value companies. The Investment Manager then screens these companies for liquidity and then relative value using an appropriate valuation measure for each sector or industry. The Investment Manager evaluates the companies relative to competitive and market conditions within each industry. The Investment Manager then conducts a fundamental analysis of each company to identify those companies believed to be attractively valued relative to other companies within the industry. The fund's stock investments may include foreign securities held either directly or in the form of depositary receipts. In addition, the fund may invest in convertible and fixed-income securities. The fund may utilize forward foreign currency exchange contracts.

VALUE-ADDED MARKET SERIES--EQUITY PORTFOLIO

INVESTMENT OBJECTIVE          High level of total return on its assets through a
                              combination of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGY Invests in a diversified portfolio of common stocks represented in the S&P 500. The fund generally invests in each stock included in the S&P 500 in approximately equal proportions. The fund may invest in foreign securities represented in the S&P 500, including depository receipts. In addition, the fund may purchase and sell stock index futures as a temporary substitute for the purchase of individual stocks that then may be purchased in an orderly fashion.

In addition to the principal investment strategies of the Underlying Funds described above, the Portfolio may use the following investment strategies:

DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

PORTFOLIO TURNOVER. The Portfolio may engage in active and frequent trading of Underlying Funds to achieve its principal investment strategies. The Financial Highlights Table at the end of this Prospectus shows the portfolio turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in an increase in taxable capital gains distributions to the Portfolio's shareholders. See the sections on "Distributions" and "Tax Consequences." A high turnover rate would not result in the Portfolio incurring higher sales charges/brokerage commissions because the Portfolio would be trading Class D shares of the Underlying Funds which are sold without any sales charges or brokerage commissions.

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the Portfolio to sell any security. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes. PRINCIPAL RISKS

[GRAPHIC]

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of the Portfolio's investments in Underlying Funds. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. In addition, the performance of the Portfolio may be adversely affected because in allocating Portfolio assets among the Underlying Funds, the Investment Manager may consider the impact of the allocation decision on the Underlying Funds.

Set forth below are the principal risks associated with investing in the Underlying Funds described above. For more information about the risks of investing in the Underlying Funds, please see their prospectuses, which are available free of charge by calling toll-free 1-866-MORGAN8.

COMMON STOCKS. A principal risk of investing in certain Underlying Funds is associated with common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

SMALL AND MEDIUM COMPANIES. Certain Underlying Funds may invest in stocks of small and medium-sized companies. Investing in securities of these companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies may have limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or a few key people. Additionally, the stocks of these companies may be more volatile and less liquid than the stocks of more established companies and may be subject to more abrupt and erratic price movements. These stocks may also have returns that vary, sometimes significantly, from the overall stock market. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

FOREIGN SECURITIES. Certain Underlying Funds invest in foreign securities which involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Underlying Fund shares is quoted in U.S. dollars, Underlying Funds generally convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Underlying Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for an Underlying Fund to obtain or enforce a judgement against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of an Underlying Fund's trades effected in those markets and could result in losses to the Underlying Fund due to subsequent declines in the value of the securities subject to the trades.

A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company. Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

FIXED-INCOME SECURITIES. Certain Underlying Funds invest in fixed-income securities (which may include zero coupon securities). All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. An Underlying Fund's fixed-income investments may include zero coupon securities, which are purchased at a discount and generally accrue interest, but make no payments until maturity. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay current interest.)

CONVERTIBLE SECURITIES. Certain Underlying Funds may invest in convertible securities, which are securities that generally pay dividends or interest and may be converted into common stock. These securities may carry risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

With respect to certain Underlying Funds, there are no minimum rating or quality requirements as to their convertible securities investments and, thus, all or some of such securities may be rated below investment grade. These "junk bonds" have speculative risk characteristics which are described below.

There are also special risks associated with Convertible Securities Trust's and Income Builder Fund's investments in "exchangeable" and "synthetic" convertible securities. These securities may be more volatile and less liquid than traditional convertible securities.

LOWER RATED FIXED INCOME SECURITIES (JUNK BONDS). Certain Underlying Funds may invest in fixed-income securities rated lower than investment grade or, if not rated, determined to be of comparable quality (commonly known as "junk bonds"). Junk bonds are subject to greater risk of loss of income and principal than higher rated securities. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, an Underlying Fund may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. Many junk bonds are issued as Rule 144A securities. Rule 144A securities could have the effect of increasing the level of an Underlying Fund's illiquidity to the extent the Underlying Fund may be unable to find qualified institutional buyers interested in purchasing the securities. The illiquidity of the market may also adversely affect the ability of an Underlying Fund's directors/trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Underlying Fund to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in an Underlying Fund's net asset value.

MORTGAGE-BACKED SECURITIES. Certain Underlying Funds may invest in mortgage-backed securities, which have different risk characteristics than traditional debt securities. Although the value of fixed-income securities generally increases during periods of falling interest rates and decreases during periods of rising interest rates, this is not always the case with mortgage-backed securities. This is due to the fact that the principal on underlying mortgages may be prepaid at any time as well as other factors. Generally, prepayments will increase during a period of falling interest rates and decrease during a period of rising interest rates. The rate of prepayments also may be influenced by economic and other factors. Prepayment risk includes the possibility that, as interest rates fall, securities with stated interest rates may have the principal prepaid earlier than expected, requiring the Underlying Fund to invest the proceeds at generally lower interest rates.

Investments in mortgage-backed securities are made based upon, among other things, expectations regarding the rate of prepayments on underlying mortgage pools. Rates of prepayment, faster or slower than expected by the Investment Manager and/or Sub-Advisors, could reduce an Underlying Fund's yield, increase the volatility of the Underlying Fund and/or cause a decline in net asset value. Certain mortgage-backed securities may be more volatile and less liquid than other traditional types of debt securities.

COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations ("CMOs") are debt obligations issued in multiple classes that are collateralized by mortgage loans or mortgage pass through securities (collectively, "Mortgage Assets"). Payments of principal and interest on the Mortgage Assets and any reinvestment income are used to make payments on the CMOs. Each class of CMO has a fixed or floating rate and a stated maturity or final distribution date. The principal and interest on the Mortgage Assets comprising a CMO may be allocated among the several classes of a CMO in many ways. The general goal in allocating cash flows on Mortgage Assets to the various classes of a CMO is to create certain tranches on which the expected cash flows have a higher degree of predictability than do the underlying Mortgage Assets. As a general matter, the more predictable the cash flow is on a particular CMO tranche, the lower the anticipated yield on that tranche at the time of issue will be relative to the prevailing market yields on the Mortgage Assets. As part of the process of creating more predictable cash flows on certain tranches of a CMO, one or more tranches generally must be created that absorb most of the changes in the cash flows on the underlying Mortgage Assets. The yields on these tranches are generally higher than prevailing market yields on other mortgage-related securities with similar average lives. Principal prepayments on the underlying Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Because of the uncertainty of the cash flows on these tranches, the market prices and yields of these tranches are more volatile and may increase or decrease in value substantially with changes in interest rates and/or the rates of prepayment. Due to the possibility that prepayments (on home mortgages and other collateral) will alter the cash flow on CMOs, it is not possible to determine in advance the final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. In addition, if the collateral securing CMOs or any third party guarantees are insufficient to make payments, the Underlying Fund could sustain a loss.

ASSET-BACKED SECURITIES. Asset-backed securities have risk characteristics similar to mortgage-backed securities. Like mortgage-backed securities, they generally decrease in value as a result of interest rate increases, but may benefit less than other fixed-income securities from declining interest rates, principally because of prepayments. Also, as in the case of mortgage-backed securities, prepayments generally increase during a period of declining interest rates although other factors, such as changes in credit use and payment patterns, may also influence prepayment rates. Asset-backed securities also involve the risk that various federal and state consumer laws and other legal and economic factors may result in the collateral backing the securities being insufficient to support payment on the securities.

REAL ESTATE INVESTMENT TRUSTS ("REITS"). REITs pool investors' funds for investments primarily in commercial real estate properties. Like mutual funds, REITs have expenses, including advisory and administration fees that are paid by its shareholders. As a result, you will absorb duplicate levels of fees when the Underlying Fund invests in REITs. The performance of any Underlying Fund's REIT holdings ultimately depends on the types of real property in which the REITs invest and how well the property is managed. A general downturn in real estate values also can hurt REIT performance.

SHARES OF IPOS. An Underlying Fund's purchase of shares issued in IPOs exposes the Underlying Fund to the additional risks associated with companies that have little operating history as public companies, as well as to the risks inherent in those sectors of the market where these new issuers operate. The market for IPO issuers has been volatile, and share prices of certain newly-public companies have fluctuated in significant amounts over short periods of time. In addition, the Investment Manager cannot guarantee continued access to IPOs.

U.S. GOVERNMENT SECURITIES. The U.S. Government securities in which an Underlying Fund invests can be subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

While the credit risk associated with U.S. Government securities generally is considered to be minimal, the interest rate risk can be substantial. The Underlying Fund is not limited as to the maturities of the securities in which it may invest. Thus, a rise in the general level of interest rates may cause the price of the Underlying Fund's portfolio securities to fall substantially.

MATURITY AND DURATION. Traditionally, a debt security's term-to-maturity has been used as an indicator for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a fixed income security that was developed as a more precise measure of interest rate sensitivity than term-to-maturity. A portfolio with a lower average duration generally should experience less price volatility in response to changes in interest rates than a portfolio with a higher average duration. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is one of the fundamental tools used by the Underlying Fund's Investment Manager in the selection of fixed income securities. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity.

CONCENTRATION POLICY. Unlike most industry diversified mutual funds, certain Underlying Funds are subject to risks associated with concentrating their assets in a particular industry. These Underlying Funds' portfolios may decline in value due to developments specific to the industry in which the Underlying Funds concentrate their assets. As a result, these Underlying Funds may be more volatile than mutual funds that do not similarly concentrate their investments.

OTHER RISKS. The performance of each Underlying Fund also will depend on whether the Investment Manager and/or Sub-Advisors is successful in pursuing the Underlying Fund's investment strategy. The Underlying Funds are also subject to other risks from their permissible investments, including the risks associated with investments in options and futures, and index funds. For more information about these risks, see the "Additional Risk Information" section.

In addition to the principal risks associated with the Underlying Funds, the Portfolio also will be subject to the following risks:

NON-DIVERSIFIED STATUS. The Portfolio is a "non-diversified" mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with "diversified" funds, the Portfolio may invest a greater percentage of its assets in the securities of an individual issuer, in this case, any Underlying Fund. Thus, the Portfolio's assets may be concentrated in fewer securities than other funds. A decline in the value of those investments would cause the Portfolio's overall value to decline to a greater degree. Additionally, certain Underlying Funds are non-diversified.


The performance of the Portfolio also will depend on whether the Investment Manager is successful in pursuing the Portfolio's investment strategy.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

[GRAPHIC]

The bar chart and table below provide some indication of the risks of investing in the Domestic Portfolio. The Portfolio's past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.

[CHART]

ANNUAL TOTAL RETURNS--CALENDAR YEARS

1998      11.21%
1999      19.70%
2000       2.22%
2001     -10.53%
2002     -27.28%

THE BAR CHART REFLECTS THE PERFORMANCE OF CLASS B SHARES; THE PERFORMANCE OF THE OTHER CLASSES WILL DIFFER BECAUSE THE CLASSES HAVE DIFFERENT ONGOING FEES. THE PERFORMANCE INFORMATION IN THE BAR CHART DOES NOT REFLECT THE DEDUCTION OF SALES CHARGES; IF THESE AMOUNTS WERE REFLECTED, THE RETURNS WOULD BE LESS THAN SHOWN. YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2003 WAS 20.40%.

[SIDENOTE]

ANNUAL TOTAL RETURNS

THIS CHART SHOWS HOW THE PERFORMANCE OF THE PORTFOLIO'S CLASS B SHARES HAS VARIED FROM YEAR TO YEAR OVER THE PAST 5 CALENDAR YEARS.

During the periods shown in the bar chart, the highest return for a calendar quarter was 19.33% (quarter ended December 31, 2001) and the lowest return for a calendar quarter was -22.14% (quarter ended September 30, 2001).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2002)

                                                                                                LIFE OF PORTFOLIO
                                                                     PAST 1 YEAR  PAST 5 YEARS   (SINCE 11/25/97)
-----------------------------------------------------------------------------------------------------------------
   Class A                                                            -30.67%       -2.75%           -2.37%

   Class B: Returns Before Taxes                                      -30.92%       -2.71%           -2.19%

   Class B: Returns After Taxes on Distributions(1)                   -30.92%       -4.37%           -3.85%

   Class B: Returns After Taxes on Distributions and Sale
          of Fund Shares                                              -18.98%       -2.57%           -2.17%

   Class C                                                            -28.08%       -2.34%           -1.97%

   Class D                                                            -26.52%       -1.43%           -1.08%

   S&P 500 Index(2)                                                   -22.09%       -0.55%           -0.14%

   Lipper Flexible Portfolio Funds Index(3)                           -14.71%        0.12%            0.47%


(1) THESE RETURNS DO NOT REFLECT ANY TAX CONSEQUENCES FROM A SALE OF YOUR SHARES AT THE END OF EACH PERIOD, BUT THEY DO REFLECT ANY APPLICABLE SALES CHARGES ON SUCH A SALE.

(2) THE STANDARD AND POOR'S 500 INDEX (S&P 500(R)) IS A BROAD-BASED INDEX, THE PERFORMANCE OF WHICH IS BASED ON THE PERFOMANCE OF 500 WIDELY-HELD COMMON STOCKS CHOSEN FOR MARKET SIZE, LIQUIDITY AND INDUSTRY GROUP REPRESENTATION. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COSTS WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.
(3) THE LIPPER FLEXIBLE PORTFOLIO FUNDS INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING FUNDS (BASED ON NET ASSETS) IN THE LIPPER FLEXIBLE PORTFOLIO FUNDS CLASSIFICATION. THE INDEX, WHICH IS ADJUSTED FOR CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS, IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT. THERE ARE CURRENTLY 30 FUNDS REPRESENTED IN THIS INDEX.

The above table shows after tax returns for the Portfolio's Class B shares. The after-tax returns for the Portfolio's other Classes will vary from Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after tax returns depend on an investor's tax situation and may differ from those shown, and after tax returns are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS WITH THOSE OF A BROAD MEASURE OF MARKET PERFORMANCE OVER TIME. THE PORTFOLIO'S RETURNS INCLUDE THE MAXIMUM APPLICABLE SALES CHARGE FOR EACH CLASS AND ASSUME YOU SOLD YOUR SHARES AT THE END OF EACH PERIOD (UNLESS OTHERWISE NOTED).

FEES AND EXPENSES

[GRAPHIC]

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Domestic Portfolio. The Portfolio offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Portfolio does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.

SHAREHOLDER FEES

                                                      CLASS A       CLASS B    CLASS C     CLASS D
--------------------------------------------------------------------------------------------------
   Maximum sales charge (load) imposed on
   purchases (as a percentage of offering price)         5.25%(1)      None       None        None

   Maximum deferred sales charge (load) (as a
   percentage based on the lesser of the offering
   price or net asset value at redemption)               None(2)       5.00%(3)   1.00%(4)    None

ANNUAL PORTFOLIO OPERATING EXPENSES

                                                      CLASS A       CLASS B    CLASS C     CLASS D
--------------------------------------------------------------------------------------------------
   Management fee                                        None          None       None        None

   Distribution and service (12b-1) fees                 0.23%         1.00%      1.00%       None

   Other expenses(5)                                     0.44%         0.44%      0.44%       0.44%

   Total annual Portfolio operating expenses(5)          0.67%         1.44%      1.44%       0.44%

(1)  REDUCED FOR PURCHASES OF $25,000 AND OVER.
(2) INVESTMENTS THAT ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE ARE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE ("CDSC") OF 1.00% THAT WILL BE IMPOSED IF YOU SELL YOUR SHARES WITHIN ONE YEAR AFTER PURCHASE, EXCEPT FOR CERTAIN SPECIFIC CIRCUMSTANCES.
(3) THE CDSC IS SCALED DOWN TO 1.00% DURING THE SIXTH YEAR, REACHING ZERO THEREAFTER. SEE "SHARE CLASS ARRANGEMENTS" FOR A COMPLETE DISCUSSION OF THE CDSC.
(4)  ONLY APPLICABLE IF YOU SELL YOUR SHARES WITHIN ONE YEAR AFTER PURCHASE.

(5) THE INVESTMENT MANAGER HAS AGREED TO CONTINUE TO ASSUME ALL OPERATING EXPENSES (EXCEPT FOR BROKERAGE AND 12B-1 FEES) FOR THE PORTFOLIO AND HAS AGREED TO EXTEND SUCH EXPENSE ASSUMPTION THROUGH DECEMBER 31, 2004. AS A RESULT OF SUCH ASSUMPTION OF OTHER EXPENSES, FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2003, THE ACTUAL "OTHER EXPENSES" AMOUNTED TO 0.00% FOR EACH CLASS OF THE PORTFOLIO AND "TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES" AMOUNTED TO 0.23%, 1.00%, 1.00% AND 0.00% FOR CLASS A, B, C AND D, RESPECTIVELY, OF THE PORTFOLIO.

[SIDENOTE]

SHAREHOLDER FEES

THESE FEES ARE PAID DIRECTLY FROM YOUR INVESTMENT.

ANNUAL PORTFOLIO OPERATING EXPENSES

THESE EXPENSES ARE DEDUCTED FROM THE PORTFOLIO'S ASSETS AND ARE BASED ON EXPENSES PAID FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2003.

EXAMPLE
This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.

                           IF YOU SOLD YOUR SHARES:                           IF YOU HELD YOUR SHARES:
              ------------------------------------------------------------------------------------------------
                1 YEAR      3 YEARS      5 YEARS     10 YEARS     1 YEAR      3 YEARS     5 YEARS     10 YEARS
--------------------------------------------------------------------------------------------------------------
   Class A      $  590      $   728      $   879     $  1,316     $  590      $   728     $   879     $  1,316

   Class B      $  647      $   756      $   987     $  1,724     $  147      $   456     $   787     $  1,724

   Class C      $  247      $   456      $   787     $  1,724     $  147      $   456     $   787     $  1,724

   Class D      $   45      $   141      $   246     $    555     $   45      $   141     $   246     $    555

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

UNDERLYING FUND EXPENSES
The Portfolio will not pay any sales load or 12b-1 fee in connection with its investments in shares of Underlying Funds. However, the Portfolio will indirectly bear its pro rata share of the expenses incurred by the Underlying Funds that are borne by Class D shareholders of the Underlying Funds. These expenses are set forth in the table below (as of each Underlying Fund's most recent fiscal year end).

                                                     MANAGEMENT     OTHER        TOTAL
                                                        FEES       EXPENSES     EXPENSES
----------------------------------------------------------------------------------------
   Aggressive Equity Fund                              0.75%        0.40%        1.15%

   American Opportunities Fund                         0.48%        0.19%        0.67%

   Biotechnology Fund                                  1.00%(1)     5.62%(1)     6.62%(1)

   Capital Opportunities Trust                         0.74%        0.46%        1.20%

   Convertible Securities Trust                        0.60%        0.23%        0.83%

   Developing Growth Securities Trust                  0.50%        0.37%        0.87%

   Dividend Growth Securities                          0.41%        0.13%        0.54%

   Financial Services Trust                            0.75%        0.24%        0.99%

   Fundamental Value Fund                              0.75%(2)     0.51%(2)     1.26%2

   Global Advantage Fund                               0.65%        0.42%        1.07%

   Growth Fund                                         0.80%        0.19%        0.99%

   Health Sciences Trust                               1.00%        0.26%        1.26%

   High Yield Securities                               0.49%        0.37%        0.86%

   Income Builder Fund                                 0.75%        0.29%        1.04%

   Information Fund                                    0.75%        0.65%        1.40%

   Limited Duration Fund                               0.70%(3)     0.17%(3)     0.87%(3)

   Mid-Cap Value Fund                                  0.80%        0.44%        1.24%

   Nasdaq-100 Index Fund                               0.00%(4)     0.60%(4)     0.60%(4)

   Natural Resource Development Securities             0.63%        0.28%        0.91%

   Next Generation Trust                               0.75%(5)     1.45%(5)     2.20%5

   Quality Income Trust                                0.60%        0.34%        0.94%

   Real Estate Fund                                    1.00%        0.38%        1.38%

   S&P 500 Index Fund                                  0.28%        0.22%        0.50%

   Small-Mid Special Value Fund                        0.75%(6)     0.42%(6)     1.17%(6)

   Special Growth Fund                                 1.00%        0.55%        1.55%

   Special Value Fund                                  0.74%        0.30%        1.04%

   Total Market Index Fund                             0.21%        0.29%        0.50%

   Total Return Trust                                  0.75%        0.29%        1.04%

   U.S. Government Securities Trust                    0.44%        0.10%        0.54%

   Utilities Fund                                      0.58%        0.15%        0.73%

   Value Fund                                          1.00%        0.28%        1.28%

   Value-Added Market Series--Equity Portfolio         0.47%        0.18%        0.65%

(1) THE INVESTMENT MANAGER HAS AGREED TO CONTINUE TO ASSUME ALL OPERATING EXPENSES (EXCEPT FOR BROKERAGE AND 12b-1 FEES) AND TO WAIVE THE COMPENSATION PROVIDED IN ITS MANAGEMENT AGREEMENT UNTIL DECEMBER 31, 2004 OR UNTIL SUCH TIME AS THE FUND HAS $50 MILLION OF NET ASSETS, WHICHEVER OCCURS FIRST. THE EXPENSES AND FEES DISCLOSED ABOVE DO NOT REFLECT THE ASSUMPTION OF ANY EXPENSES OR THE WAIVER OF ANY COMPENSATION BY THE INVESTMENT MANAGER.
(2) THE INVESTMENT MANAGER HAD AGREED TO ASSUME ALL OPERATING EXPENSES (EXCEPT FOR BROKERAGE AND 12b-1 FEES) AND WAIVE THE COMPENSATION PROVIDED IN ITS INVESTMENT MANAGEMENT AGREEMENT UNTIL SUCH TIME AS THE FUND ATTAINED $50 MILLION OF NET ASSETS OR UNTIL SIX MONTHS FROM THE COMMENCEMENT OF THE FUND'S OPERATIONS, WHICHEVER OCCURRED FIRST. ON APRIL 15, 2003 THE FUND REACHED $50 MILLION IN NET ASSETS, AND THE INVESTMENT MANAGER CEASED ASSUMING EXPENSES AND WAIVING COMPENSATION. TAKING THE WAIVER/ASSUMPTION OF EXPENSES INTO ACCOUNT, FOR THE FISCAL PERIOD ENDED SEPTEMBER 30, 2003 ACTUAL TOTAL EXPENSES OF CLASS D WERE 0.86%.
(3) DURING THE FISCAL PERIOD MAY 1, 2002 THROUGH DECEMBER 31, 2002, THE INVESTMENT MANAGER CONTINUED TO ASSUME ALL OPERATING EXPENSES (EXCEPT BROKERAGE FEES) AND WAIVE ITS COMPENSATION TO THE EXTENT THEY EXCEED 0.80% OF THE FUND'S DAILY NET ASSETS, ON AN ANNUALIZED BASIS. FOR THE FISCAL YEAR ENDED APRIL 30, 2003, TAKING THE WAIVER OF EXPENSES INTO ACCOUNT, THE ACTUAL MANAGEMENT FEE WAS 0.67% OF THE FUND'S DAILY NET ASSETS AND THE ACTUAL OTHER EXPENSES WERE 0.17% OF THE FUND'S DAILY NET ASSETS.
(4) THE EXPENSES AND FEES DISCLOSED ABOVE DO NOT REFLECT THAT THE INVESTMENT MANAGER HAS AGREED TO CONTINUE TO ASSUME ALL OPERATING EXPENSES (EXCEPT FOR BROKERAGE AND 12B-1 FEES) AND WAIVE THE COMPENSATION PROVIDED IN ITS INVESTMENT MANAGEMENT AGREEMENT UNTIL DECEMBER 31, 2004 OR UNTIL SUCH TIME AS THE FUND HAS $50 MILLION OF NET ASSETS, WHICHEVER OCCURS FIRST. THEREAFTER, THE INVESTMENT MANAGER HAS AGREED UNDER ITS INVESTMENT MANAGEMENT AGREEMENT WITH THE FUND TO CAP THE FUND'S OPERATING EXPENSES (EXCEPT FOR BROKERAGE AND 12B-1 FEES) BY ASSUMING THE FUND'S "OTHER EXPENSES" AND/OR WAIVING THE FUND'S MANAGEMENT FEES TO THE EXTENT SUCH OPERATING EXPENSES EXCEED 0.60% OF THE AVERAGE DAILY NET ASSETS OF THE FUND ON AN ANNUALIZED BASIS. THE FEES AND EXPENSES DISCLOSED ABOVE REFLECT THIS EXPENSE CAP.
(5) THE INVESTMENT MANAGER HAS AGREED TO CONTINUE TO ASSUME ALL OPERATING EXPENSES (EXCEPT FOR BROKERAGE AND 12b-1 FEES) AND TO WAIVE THE COMPENSATION PROVIDED IN ITS MANAGEMENT AGREEMENT UNTIL SUCH TIME AS THE FUND HAS $50 MILLION IN NET ASSETS OR UNTIL DECEMBER 31, 2003, WHICHEVER OCCURS FIRST. THE EXPENSES AND FEES DISCLOSED ABOVE DO NOT REFLECT THE ASSUMPTION OF ANY EXPENSES OR THE WAIVER OF ANY COMPENSATION BY THE INVESTMENT MANAGER. TAKING THE WAIVER/ASSUMPTION OF EXPENSES INTO ACCOUNT, FOR THE FISCAL YEAR ENDED JULY 31, 2003, ACTUAL TOTAL OPERATING EXPENSES OF CLASS D WERE 0%.
(6) THE INVESTMENT MANAGER HAD AGREED TO ASSUME ALL OPERATING EXPENSES (EXCEPT FOR BROKERAGE AND 12b-1 FEES) AND WAIVE THE COMPENSATION PROVIDED IN ITS INVESTMENT MANAGEMENT AGREEMENT UNTIL SUCH TIME AS THE FUND ATTAINED $50 MILLION OF NET ASSETS OR UNTIL SIX MONTHS FROM THE COMMENCEMENT OF THE FUND'S OPERATIONS, WHICHEVER OCCURRED FIRST. ON MAY 30, 2002 THE FUND REACHED $50 MILLION IN NET ASSETS, AND THE INVESTMENT MANAGER CEASED ASSUMING EXPENSES AND WAIVING COMPENSATION. FOR THE FISCAL PERIOD ENDED APRIL 30, 2003 THE WAIVER OF FEES AND ASSUMPTION OF EXPENSES HAD NO EFFECT ON THE MANAGEMENT FEE AND THE ACTUAL OTHER EXPENSES.

ADDITIONAL RISK INFORMATION

[GRAPHIC]

This section provides additional information relating to the principal risks of investing in the Underlying Funds described above.

OPTIONS AND FUTURES. If an Underlying Fund invests in options and/or futures (including stock index futures or options on stock indexes or on stock index futures), its participation in these markets would subject the Underlying Fund's portfolio to certain risks. If the Investment Manager's and/or Sub-Advisor's predictions of movements in the direction of the stock, currency or interest rate markets are inaccurate, the adverse consequences to the Underlying Fund (e.g., a reduction in the Underlying Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Underlying Fund in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities or indexes being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

INDEX FUNDS. S&P 500 Index Fund and Nasdaq-100 Index Fund may invest in exchange-traded index funds which have many of the same risks as direct investments in common stocks. If the Underlying Fund invests in index funds, it would, in addition to its own expenses, indirectly bear its ratable share of the index fund's expenses.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Participation in forward foreign currency exchange contracts also involves risks. If the Investment Manager or Sub-Advisor of an Underlying Fund employs a strategy that does not correlate well with the Underlying Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase an Underlying Fund's volatility.

The International Portfolio

INVESTMENT OBJECTIVE

[GRAPHIC]

The International Portfolio seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

[GRAPHIC]

The International Portfolio normally invests at least 80% of its assets in shares of the Underlying Funds described below. These Underlying Funds are intended to give the Portfolio broad international exposure. At any time the Portfolio's "Investment Manager," Morgan Stanley Investment Advisors Inc., may add or substitute Underlying Funds in which the Portfolio may invest. In deciding how to allocate the Portfolio's assets among the selected Underlying Funds, the Investment Manager considers its outlook for the various economies and financial markets worldwide, and the relative market valuations of the Underlying Funds. There are no minimum or maximum percentages in which the Portfolio must invest in any Underlying Fund.


THE UNDERLYING MORGAN STANLEY FUNDS

The following is a brief summary of the investment objectives and principal investment strategies of the Underlying Funds that the Investment Manager presently considers for investment. The Portfolio's Investment Manager also serves as the Investment Manager to each of the Underlying Funds. For a complete description of an Underlying Fund, please see its prospectus, which is available free of charge by calling toll free 1-866-MORGAN8.

EUROPEAN GROWTH FUND INC.

INVESTMENT OBJECTIVE          Maximize the capital appreciation of its
                              investments.

PRINCIPAL INVESTMENT STRATEGY Normally invests at least 80% of its assets in securities of issuers located in European countries. The principal countries in which the fund invests are France, the United Kingdom, Germany, the Netherlands, Spain, Sweden, Switzerland and Italy. The fund invests principally in common stocks and other equity securities (which may include depositary receipts or convertible securities), but may also invest without limitation in fixed-income securities (including zero coupon securities) issued or guaranteed by European governments. The fund's Investment Manager and/or "Sub-Advisor," Morgan Stanley Investment Management Limited, generally invests fund assets in companies they believe have a high rate of earnings growth potential. In

[SIDENOTE]

CAPITAL APPRECIATION

AN INVESTMENT OBJECTIVE HAVING THE GOAL OF SELECTING SECURITIES WITH THE POTENTIAL TO RISE IN PRICE RATHER THAN PAY OUT INCOME.

                              addition, the fund may invest in equity, government and convertible securities issued by non-European issuers, forward foreign currency exchange contracts, options on currencies and stock index futures (and options thereon).

INTERNATIONAL SMALLCAP FUND

INVESTMENT OBJECTIVE          Long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGY Normally invests at least 80% of its assets in common stocks and other equity securities
                              (including depositary receipts) of small capitalization companies located outside the United States. The fund invests in at least three countries outside the United States, and currently may invest more than 25% of its assets in securities of companies located in each of the United Kingdom and Japan. The fund's "Sub-Advisor," Morgan Stanley Investment Management Limited, utilizes an investment strategy that primarily emphasizes stock research and selection, in combination with quantitative analysis. The Sub-Advisor seeks securities of companies with long-term growth prospects, attractive valuation comparisons and adequate market liquidity. In addition, the fund may invest in equity securities of companies which have medium or large market capitalizations, fixed-income securities issued or guaranteed by foreign governments and in forward foreign currency exchange contracts. In addition, the fund may invest in convertible securities.

INTERNATIONAL VALUE EQUITY FUND

INVESTMENT OBJECTIVE          Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY Normally invests at least 80% of its assets in a diversified portfolio of common stocks and other equity securities, including depositary receipts and securities convertible into common stock, of companies located outside of the United States. These companies may be of any asset size and may be located in developed or emerging market countries. The fund invests in at least three different countries outside the United States. The fund's "Sub-Advisor," Morgan Stanley Investment Management Limited, utilizes a bottom-up investment process that seeks to identify companies whose equity appears to be undervalued based on its analysis of price/cash flow, price/book value and/or price/earnings ratios, as well as other value-based quantitative criteria. The remaining 20% of the fund's assets may be invested in equity securities of companies located in the United States. The fund may also utilize forward foreign currency exchange contracts.

JAPAN FUND

INVESTMENT OBJECTIVE          Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY Normally invests at least 80% of its assets in common or preferred stocks (including depositary receipts) of companies which are located in Japan. The fund's "Sub-Advisor," Morgan Stanley Asset & Investment Trust Management Co., Limited, generally invests fund assets in companies it believes have earnings growth potential and are attractively priced. The fund also may invest in convertible securities and fixed-income securities of companies located in Japan or guaranteed by the Japanese government, and in equity or fixed-income securities of companies located in, or governments of, developed countries in Asia, Europe or North America (including the U.S.). These securities may include lower-rated securities. In addition, the fund may invest in forward foreign currency exchange contracts and options on foreign currencies.

LATIN AMERICAN GROWTH FUND

INVESTMENT OBJECTIVE          Long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGY Normally invests at least 80% of its assets in common stocks and other equity securities
                              (including depositary receipts) of Latin American companies. In determining which securities to buy, hold or sell, the fund's Investment Manager selects securities based on its view of their potential for capital appreciation; current dividend income will not be a factor. The fund will normally invest in at least three Latin American countries. In addition, the fund may invest in Latin American convertible and debt securities (including zero coupon securities and junk bonds) and other investment companies. The fund also may utilize forward foreign currency exchange contracts.

PACIFIC GROWTH FUND INC.

INVESTMENT OBJECTIVE          Maximize the capital appreciation of its
                              investments.

PRINCIPAL INVESTMENT STRATEGY Normally invests at least 80% of its assets in common stocks (including depositary receipts) and other securities of companies which have a principal place of business in, or which derive a majority of their revenues from business in, Asia, Australia or New Zealand. The principal Asian countries include: Japan, Malaysia, Singapore, Hong Kong, Thailand, the Philippines, India, Indonesia, Taiwan and South Korea. The fund may invest more than 25% of its net assets in Japan, Hong Kong, Malaysia, South Korea and/or Taiwan. The fund's Investment Manager and its "Sub-Advisors," Morgan Stanley Asset & Investment Trust Management Co., Limited and Morgan Stanley Investment

                              Management Company, generally invest fund assets in companies they believe have a high rate of earnings growth potential. In addition, the fund may invest in fixed-income securities (including zero coupon securities), convertible securities, securities of other investment companies, forward foreign currency exchange contracts, and options on currencies.

In addition to the principal investment strategies of the Underlying Funds described above, the Portfolio may use the following investment strategies:

DEFENSIVE INVESTING. The Portfolio may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Portfolio may invest any amount of its assets in cash or money market instruments in a defensive posture when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Portfolio from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Portfolio takes a defensive position, it may not achieve its investment objective.

PORTFOLIO TURNOVER. The Portfolio may engage in active and frequent trading of Underlying Funds to achieve its principal investment strategies. The Financial Highlights Table at the end of this PROSPECTUS shows the portfolio turnover rates during recent fiscal years. A portfolio turnover rate of 200%, for example, is equivalent to the Portfolio buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in an increase in taxable capital gains distributions to the Portfolio's shareholders. See the sections on "Distributions" and "Tax Consequences." A high turnover rate would not result in the Portfolio incurring higher sales charges/brokerage commissions because the Portfolio would be trading Class D shares of the Underlying Funds which are sold without any sales charges or brokerage commissions.

The percentage limitations relating to the composition of the Portfolio apply at the time the Portfolio acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Portfolio to sell any security. However, the Portfolio may be required to sell its illiquid holdings, if any, in response to fluctuations in the value of such holdings. The Portfolio may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

PRINCIPAL RISKS

[GRAPHIC]

There is no assurance that the Portfolio will achieve its investment objective. The Portfolio's share price and return will fluctuate with changes in the market value of the Portfolio's investments in Underlying Funds. When you sell Portfolio shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Portfolio. In addition, the performance of the Portfolio may be adversely affected because in allocating Portfolio assets among the Underlying Funds the Investment Manager may consider the impact of the allocation decision on the Underlying Funds.

Set forth below are the principal risks associated with investing in the Underlying Funds described above. For more information about the risks of investing in the Underlying Funds, please see their prospectuses, which are available free of charge by calling toll-free 1-866-MORGAN8.

FOREIGN SECURITIES. A principal risk of investing in each of the Underlying Funds is associated with foreign stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

The Underlying Funds' investments in foreign securities involve risks in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Underlying Fund shares is quoted in U.S. dollars, the Underlying Funds generally convert U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Underlying Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies. Finally, in the event of a default of any foreign debt obligations, it may be more difficult for an Underlying Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of U.S. issuers and, as such, their price changes may be more volatile. Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlements of an Underlying Fund's trades effected in those markets and could result in losses to the Underlying Fund due to subsequent declines in the value of the securities subject to the trades.

Certain Underlying Funds may invest in foreign securities issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have offered greater potential for losses than securities of companies located in developed countries.

A depository receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company. Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them voting rights with respect to the deposited securities.

SMALL AND MEDIUM COMPANIES. Certain Underlying Funds may invest in stocks of small and medium-sized companies. Investing in securities of these companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies may have limited product lines, markets, distribution channels or financial resources and the management of such companies may be dependent upon one or a few key people. Additionally, the stocks of these companies may be more volatile and less liquid than the stocks of more established companies and may be subject to more abrupt and erratic price movements. These stocks may also have returns that vary, sometimes significantly, from the overall stock market. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

CONVERTIBLE SECURITIES. Certain Underlying Funds may invest in convertible securities, which are securities that generally pay dividends or interest and may be converted into common stock. These securities may carry risks associated with both fixed-income securities and common stocks. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

With respect to certain Underlying Funds, there are no minimum rating or quality requirements as to their convertible securities investments and, thus, all or some of such securities may be rated below investment grade. These "junk bonds" have speculative risk characteristics which are described below.

LATIN AMERICAN SECURITIES. Latin American Growth Fund concentrates its investments in the common stocks and other equity securities (including depositary receipts) of Latin American companies. Consequently, the fund's share price may be more volatile than that of mutual funds not sharing this geographic concentration. Economic and political developments in Latin America may have profound effects upon the value of the fund's portfolio. In the event of expropriation, nationalization or other complications, the fund could lose its entire investment in any one country. In addition, individual Latin American countries may place restrictions on the ability of foreign entities such as the fund to invest in particular segments of the local economies.

The securities markets of Latin American countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the United States. The limited size of many Latin American securities markets and limited trading volume in issuers compared to volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions.

Adverse publicity and investors' perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of securities, especially in these markets.

In addition, many of the currencies of Latin American countries have experienced steady devaluations relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which the fund's portfolio securities are denominated may have a detrimental impact on the fund. There is also a risk that certain Latin American countries may restrict the free conversion of their currencies into other currencies. Further, certain Latin American currencies may not be internationally traded.

Most Latin American countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have very negative effects on the economies and securities markets of certain Latin American countries.

Latin American securities are also subject to the more general risks associated with foreign securities which are discussed above.

JAPANESE SECURITIES. Japan Fund concentrates its investments in common stocks (including depositary receipts) of Japanese companies. Consequently, the fund's share price and returns may be more volatile than that of mutual funds not sharing this geographic concentration. The value of the fund's shares may vary widely in response to political and economic factors affecting companies in Japan. Securities in Japan are denominated and quoted in yen. As a result, the value of the fund's Japanese securities, as measured in U.S. dollars, may be affected by fluctuations in the value of the Japanese yen relative to the U.S. dollar. Securities traded on Japanese stock exchanges have exhibited significant volatility in recent years. In addition, Japanese securities that are not traded on the first sections of the three main Japanese exchanges may be more volatile and less liquid than those traded on the first sections. The decline in the Japanese markets since 1989 has contributed to a weakness in the Japanese economy. Continued economic weakness could result in further declines in the Japanese securities markets. Japan's economy may be significantly affected by any strains in its trade relations, particularly with the U.S.

Japanese securities are also subject to the more general risks associated with foreign securities which are discussed above.

PACIFIC BASIN SECURITIES. Pacific Growth Fund concentrates its investments in common stocks (including depositary receipts) and other securities of companies located in Asia, Australia and New Zealand. Consequently, the fund's share price and returns may be more volatile than that of mutual funds not sharing this geographic concentration. Economic and political developments in the Pacific Basin region of the world may have profound effects upon the value of the fund's portfolio.

OTHER RISKS. The performance of each Underlying Fund also will depend on whether the Investment Manager and/or Sub-Advisor is successful in applying the Underlying Fund's investment strategies. The Underlying Funds are also subject to other risks from their permissible investments, including the risks associated with investments in fixed-income securities, junk bonds, securities of other investment companies, options and futures, and forward foreign currency exchange contracts. For more information about these risks, see the "Additional Risk Information" section.

In addition to the principal risks associated with the Underlying Funds, the Portfolio also will be subject to the following risks:

NON-DIVERSIFIED STATUS. The Portfolio is a "non-diversified" mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with "diversified" funds, the Portfolio may invest a greater percentage of its assets in the securities of an individual issuer, in this case any Underlying Fund. Thus, the Portfolio's assets may be concentrated in fewer securities than other funds. A decline in the value of those investments would cause the Portfolio's overall value to decline to a greater degree.

The performance of the Portfolio also will depend on whether the Investment Manager is successful in applying the Portfolio's investment strategies.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

PAST PERFORMANCE

[GRAPHIC]

The bar chart and table below provide some indication of the risks of investing in the International Portfolio. The Portfolio's past performance (before and after taxes) does not indicate how the Portfolio will perform in the future.

ANNUAL TOTAL RETURNS--CALENDAR YEARS

[CHART]

1998       7.92%
1999      40.18%
2000     -16.28%
2001     -19.93%
2002     -17.40%

THE BAR CHART REFLECTS THE PERFORMANCE OF CLASS B SHARES; THE PERFORMANCE OF THE OTHER CLASSES WILL DIFFER BECAUSE THE CLASSES HAVE DIFFERENT ONGOING FEES. THE PERFORMANCE INFORMATION IN THE BAR CHART DOES NOT REFLECT THE DEDUCTION OF SALES CHARGES; IF THESE AMOUNTS WERE REFLECTED, RETURNS WOULD BE LESS THAN SHOWN. YEAR-TO-DATE TOTAL RETURN AS OF SEPTEMBER 30, 2003 WAS 13.91%.

During the periods shown in the bar chart, the highest return for a calendar quarter was 18.64% (quarter ended December 31, 1999) and the lowest return for a calendar quarter was -19.36% (quarter ended September 30, 2002).

[SIDENOTE]

ANNUAL TOTAL RETURNS

THIS CHART SHOWS HOW THE PERFORMANCE OF THE PORTFOLIO'S CLASS B SHARES HAS VARIED FROM YEAR TO YEAR OVER THE PAST 5 CALENDAR YEARS.

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2002)

                                                                                          LIFE OF PORTFOLIO
                                                              PAST 1 YEAR  PAST 5 YEARS    (SINCE 11/25/97)
   --------------------------------------------------------------------------------------------------------
   Class A                                                       -21.11%       -3.77%          -3.81%
   Class B: Returns Before Taxes                                 -21.53%       -3.84%          -3.70%
   Class B: Returns After Taxes on Distributions(1)              -21.53%       -4.42%          -4.34%
   Class B: Returns After Taxes on Distributions and Sale of
            Fund Shares                                          -13.22%       -3.10%          -3.02%
   Class C                                                       -18.17%       -3.41%          -3.46%
   Class D                                                       -16.56%       -2.53%          -2.59%
   MSCI EAFE Index(2)                                            -15.94%       -2.89%          -2.42%
   Lipper International Funds Index(3)                           -13.83%       -1.64%          -1.30%

(1) THESE RETURNS DO NOT REFLECT ANY TAX CONSEQUENCES FROM A SALE OF YOUR SHARES AT THE END OF EACH PERIOD, BUT THEY DO REFLECT ANY APPLICABLE SALES CHARGES ON SUCH A SALE.

(2) THE MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX ("MSCI EAFE INDEX") MEASURES THE PERFORMANCE FOR A DIVERSE RANGE OF GLOBAL STOCK MARKETS WITHIN EUROPE, AUSTRALASIA, AND THE FAR EAST. THE PERFORMANCE OF THE INDEX IS LISTED IN U.S. DOLLARS AND ASSUMES REINVESTMENT OF NET DIVIDENDS. "NET DIVIDENDS" REFLECTS A REDUCTION IN DIVIDENDS AFTER TAKING INTO ACCOUNT WITHHOLDING OF TAXES BY CERTAIN FOREIGN COUNTRIES REPRESENTED IN THE INDEX. INDEXES ARE UNMANAGED AND THEIR RETURNS DO NOT INCLUDE ANY SALES CHARGES OR FEES. SUCH COST WOULD LOWER PERFORMANCE. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.
(3) THE LIPPER INTERNATIONAL FUND INDEX IS AN EQUALLY WEIGHTED PERFORMANCE INDEX OF THE LARGEST QUALIFYING FUNDS (BASED ON NET ASSETS) IN THE LIPPER INTERNATIONAL FUNDS CLASSIFICATION. THE INDEX, WHICH IS ADJUSTED FOR CAPITAL GAINS DISTRIBUTIONS AND INCOME DIVIDENDS, IS UNMANAGED AND SHOULD NOT BE CONSIDERED AN INVESTMENT. THERE ARE CURRENTLY 30 FUNDS REPRESENTED IN THE INDEX.

The above table shows after-tax returns for the Portfolio's Class B shares. The after tax returns for the Portfolio's other Classes will vary from Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

[SIDENOTE]

AVERAGE ANNUAL TOTAL RETURNS

THIS TABLE COMPARES THE PORTFOLIO'S AVERAGE ANNUAL TOTAL RETURNS WITH THOSE OF A BROAD MEASURE OF MARKET PERFORMANCE OVER TIME. THE PORTFOLIO'S RETURNS INCLUDE THE MAXIMUM APPLICABLE SALES CHARGE FOR EACH CLASS AND ASSUME YOU SOLD YOUR SHARES AT THE END OF EACH PERIOD (UNLESS OTHERWISE NOTED).

FEES AND EXPENSES

[GRAPHIC]

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the International Portfolio. The Portfolio offers four Classes of shares: Classes A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The Portfolio does not charge account or exchange fees. See the "Share Class Arrangements" section for further fee and expense information.

SHAREHOLDER FEES

                                                      CLASS A      CLASS B    CLASS C    CLASS D
   ----------------------------------------------------------------------------------------------
   Maximum sales charge (load) imposed on
   purchases (as a percentage of offering price)       5.25%(1)     None       None        None

   Maximum deferred sales charge (load) (as a
   percentage based on the lesser of the offering
   price or net asset value at redemption)             None(2)      5.00%(3)   1.00%(4)    None

ANNUAL PORTFOLIO OPERATING EXPENSES

                                                      CLASS A      CLASS B    CLASS C    CLASS D
   ----------------------------------------------------------------------------------------------
   Management fee                                      None         None       None        None

   Distribution and service (12b-1) fees               0.23%        1.00%      1.00%       None

   Other expenses(5)                                   0.35%        0.35%      0.35%       0.35%

   Total annual Portfolio operating expenses(5)        0.58%        1.35%      1.35%       0.35%

(1)  REDUCED FOR PURCHASES OF $25,000 AND OVER.
(2) INVESTMENTS THAT ARE NOT SUBJECT TO ANY SALES CHARGE AT THE TIME OF PURCHASE ARE SUBJECT TO A CONTINGENT DEFERRED SALES CHARGE ("CDSC") OF 1.00% THAT WILL BE IMPOSED IF YOU SELL YOUR SHARES WITHIN ONE YEAR AFTER PURCHASE, EXCEPT FOR CERTAIN SPECIFIC CIRCUMSTANCES.
(3) THE CDSC IS SCALED DOWN TO 1.00% DURING THE SIXTH YEAR, REACHING ZERO THEREAFTER. SEE "SHARE CLASS ARRANGEMENTS" FOR A COMPLETE DISCUSSION OF THE CDSC.
(4)  ONLY APPLICABLE IF YOU SELL YOUR SHARES WITHIN ONE YEAR AFTER PURCHASE.

(5) THE INVESTMENT MANAGER HAS AGREED TO CONTINUE TO ASSUME ALL OPERATING EXPENSES (EXCEPT FOR BROKERAGE AND 12b-1 FEES) FOR THE PORTFOLIO AND HAS AGREED TO EXTEND SUCH EXPENSE ASSUMPTION THROUGH DECEMBER 31, 2004. AS A RESULT OF SUCH ASSUMPTION OF OTHER EXPENSES, FOR THE FISCAL PERIOD ENDED SEPTEMBER 30, 2003, THE ACTUAL "OTHER EXPENSES" AMOUNTED TO 0.00% FOR EACH CLASS OF THE PORTFOLIO AND "TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES" AMOUNTED TO 0.23%, 1.00%, 1.00% AND 0.00% FOR CLASS A, B, C AND D, RESPECTIVELY, OF THE PORTFOLIO.

EXAMPLE

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

[SIDENOTE]

SHAREHOLDER FEES

THESE FEES ARE PAID DIRECTLY FROM YOUR INVESTMENT.

ANNUAL PORTFOLIO OPERATING EXPENSES

THESE EXPENSES ARE DEDUCTED FROM THE PORTFOLIO'S ASSETS AND ARE BASED ON EXPENSES PAID FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2003.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year, and the Portfolio's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions depending upon whether or not you sell your shares at the end of each period.

                           IF YOU SOLD YOUR SHARES:                             IF YOU HELD YOUR SHARES:
                -----------------------------------------------------------------------------------------------------
                1 YEAR      3 YEARS       5 YEARS      10 YEARS     1 YEAR        3 YEARS       5 YEARS    10 YEARS
---------------------------------------------------------------------------------------------------------------------
   Class A       $ 581       $ 701         $ 832       $ 1,213       $ 581         $ 701         $ 832      $ 1,213

   Class B       $ 637       $ 728         $ 939       $ 1,624       $ 137         $ 428         $ 739      $ 1,624

   Class C       $ 237       $ 428         $ 739       $ 1,624       $ 137         $ 428         $ 739      $ 1,624

   Class D       $  36       $ 113         $ 197       $   443       $  36         $ 113         $ 197      $   443

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

UNDERLYING FUND EXPENSES

The Portfolio will not pay any sales load or 12b-1 fee in connection with its investments in shares of Underlying Funds. However, the Portfolio will indirectly bear its pro rata share of the expenses incurred by the Underlying Funds that are borne by Class D shareholders of the Underlying Funds. These expenses are set forth in the table below (as of each Underlying Fund's most recent fiscal year end).

                                                     MANAGEMENT      OTHER       TOTAL
                                                        FEES        EXPENSES    EXPENSES
-------------------------------------------------------------------------------------------
   European Growth Fund                                0.92%          0.23%       1.15%

   International SmallCap Fund                         1.15%          0.88%       2.03%

   International Value Equity Fund                     1.00%          0.36%       1.36%

   Japan Fund                                          0.95%          0.81%       1.76%

   Latin American Growth Fund                          1.25%          1.02%       2.27%

   Pacific Growth Fund                                 0.95%          0.69%       1.64%

ADDITIONAL RISK INFORMATION

[GRAPHIC]

This section provides additional information relating to the principal risks of investing in the Underlying Funds described above.

FIXED-INCOME SECURITIES. Certain Underlying Funds invest in fixed-income securities (which may include zero coupon securities). All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt.

Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

LOWER RATED FIXED INCOME SECURITIES (JUNK BONDS). Certain Underlying Funds may invest in fixed-income securities rated lower than investment grade or, if not rated, determined to be of comparable quality (commonly known as "junk bonds"). Junk bonds are subject to greater risk of loss of income and principal than higher rated securities. The prices of junk bonds are likely to be more sensitive to adverse economic changes or individual corporate developments than higher rated securities. During an economic downturn or substantial period of rising interest rates, junk bond issuers and, in particular, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet their projected business goals or to obtain additional financing. In the event of a default, an Underlying Fund may incur additional expenses to seek recovery. The secondary market for junk bonds may be less liquid than the markets for higher quality securities and, as such, may have an adverse effect on the market prices of certain securities. The illiquidity of the market may also adversely affect the ability of an Underlying Fund's directors/trustees to arrive at a fair value for certain junk bonds at certain times and could make it difficult for the Underlying Fund to sell certain securities. In addition, periods of economic uncertainty and change probably would result in an increased volatility of market prices of high yield securities and a corresponding volatility in an Underlying Fund's net asset value.

LATIN AMERICAN SOVEREIGN DEBT SECURITIES. Latin American Growth Fund's investments in Latin American sovereign debt are subject to unique credit risks. Certain Latin American countries are among the largest debtors to commercial banks and foreign governments. At times, certain Latin American countries have declared a moratorium on the payment of principal and/or interest on external debt. The governmental entities that control the repayment also may not be willing or able to repay the principal and/or interest on the debt when it becomes due. Latin American governments may default on their sovereign debt, which may require holders of that debt to participate in debt rescheduling or additional lending to defaulting governments. There is no bankruptcy proceeding by which defaulted sovereign debt may be collected. These risks could have a severely negative impact on the fund's sovereign debt holdings and cause the value of the fund's shares to decline drastically.

INVESTMENT COMPANIES. Any Underlying Fund investment in an investment company is subject to the underlying risk of that investment company's portfolio securities. For example, if the investment company held common stocks, the Underlying Fund also would be exposed to the risk of investing in common stocks. In addition to the Underlying Fund's fees and expenses, the Underlying Fund would bear its share of the investment company's fees and expenses.

OPTIONS AND FUTURES. If an Underlying Fund invests in options and/or futures (including options on currencies), its participation in these markets would subject the Underlying Fund's portfolio to certain risks. The Investment Manager's and/or Sub-Advisor's predictions of movements in the direction of the stock, currency, interest rate or index markets may be inaccurate, and the adverse consequences to the Underlying Fund (e.g., a reduction in the Underlying Fund's net asset value or a reduction in the amount of income available for distribution) may leave the Underlying Fund in a worse position than if these strategies were not used. Other risks inherent in the use of options and futures include, for example, the possible imperfect correlation between the price of options and futures contracts and movements in the prices of the securities or currencies being hedged, and the possible absence of a liquid secondary market for any particular instrument. Certain options may be over-the-counter options, which are options negotiated with dealers; there is no secondary market for these investments.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. An Underlying Fund's participation in forward foreign currency exchange contracts involves risks. If the Investment Manager and/or Sub-Advisors employ a strategy that does not correlate well with the Underlying Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Underlying Fund's volatility and may involve a significant risk.

FUND MANAGEMENT

[GRAPHIC]

Each Portfolio has retained the Investment Manager--Morgan Stanley Investment Advisors Inc.--to provide administrative services, manage its business affairs and invest its assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Its address is 1221 Avenue of the Americas, New York, NY 10020. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services.

The Investment Manager also serves as the Investment Manager to each of the Underlying Funds described above. In addition, with respect to certain Underlying Funds, the Investment Manager has retained a Sub-Advisor to invest Underlying Fund assets. Morgan Stanley Investment Management Inc. ("Morgan Stanley Investment Management") serves as Sub-Advisor to the following Underlying Funds: Growth Fund and Real Estate Fund. Morgan Stanley Investment Management Limited serves as Sub-Advisor to the following Underlying Funds:
Global Advantage Fund, European Growth Fund, International SmallCap Fund and International Value Equity Fund. Morgan Stanley Asset & Investment Trust Management Co., Limited serves as Sub-Advisor to the following Underlying Fund:
Japan Fund and Pacific Growth Fund. In addition, Morgan Stanley Investment Management Company also serves as a Sub-Advisor for Pacific Growth Fund.

The Sub-Advisors, together with their institutional investment management affiliates, managed assets of approximately $394 billion, as of September 30, 2003. Morgan Stanley

[SIDENOTE]

MORGAN STANLEY INVESTMENT ADVISORS INC.

THE INVESTMENT MANAGER IS WIDELY RECOGNIZED AS A LEADER IN THE MUTUAL FUND INDUSTRY HAD APPROXIMATELY $115 BILLION IN ASSETS UNDER MANAGEMENT OR ADMINISTRATION AS OF OCTOBER 31, 2003.

Investment Management is a subsidiary of Morgan Stanley. Its main business office is located at 1221 Avenue of the Americas, New York, NY 10020. Morgan Stanley Investment Management Limited is a wholly-owned subsidiary of Morgan Stanley. Its main business office is located at 25 Cabot Square, Canary Wharf, London, United Kingdom E14 4QA. Morgan Stanley Asset & Investment Trust Management Co., Limited is a wholly-owned subsidiary of Morgan Stanley. Its main business office is located at Yebisu Garden Place Tower, 20-3, Ebisu 4-chrome, Shibuya-ku, Tokyo, Japan 150-6009. Morgan Stanley Investment Management Company is a wholly-owned subsidiary of Morgan Stanley. Its main office is located at 23 Church Street, 16-01 Capital Square, Singapore 04981.

Joseph McAlinden, Managing Director (since December 2000) and Chief Investment Officer (since April 1996) of the Investment Manager, has been the primary portfolio manager of the Domestic Portfolio and the International Portfolio since the Fund's inception in November 1997.

The Investment Manager does not receive a management fee from either Portfolio or the Fund for the services and facilities furnished to the Portfolio or the Fund. However, each Portfolio, through its investments in the Underlying Funds, will pay its pro rata share of the management fees and certain other expenses that are borne by Class D shareholders of the Underlying Funds. Each Underlying Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Underlying Fund, and for expenses assumed by the Investment Manager. The management fees paid by each Underlying Fund for its most recent fiscal year are set forth in the "Fees and Expenses" section for each of the Domestic Portfolio and the International Portfolio.

Shareholder Information

PRICING PORTFOLIO SHARES

[GRAPHIC]

The price of each Portfolio's shares (excluding sales charges), called "net asset value," is based on the value of the Portfolio's securities. While the assets of each Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of each Portfolio is determined once daily at 4:00 p.m. Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The assets of each Portfolio consist primarily of the Underlying Funds, which are valued at their respective net asset values. The net asset value of each Underlying Fund's securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager and/or Sub-Advisors determine that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Underlying Fund's Board of Directors/Trustees. In these cases, an Underlying Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to Underlying Funds holding securities that are primarily listed on foreign exchanges, the value of the Underlying Fund's securities may change on days when you will not be able to purchase or sell your shares. The Portfolio's other securities are valued in the same manner as the Underlying Funds' securities.

A Portfolio's short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost. However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

HOW TO BUY SHARES

[GRAPHIC]

You may open a new account to buy Portfolio shares or buy additional Portfolio shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Portfolio. The Portfolios' transfer agent, in its sole

[SIDENOTE]

CONTACTING A FINANCIAL ADVISOR

IF YOU ARE NEW TO THE MORGAN STANLEY FUNDS AND WOULD LIKE TO CONTACT A MORGAN STANLEY FINANCIAL ADVISOR, CALL TOLL-FREE 1-866-MORGAN8 FOR THE TELEPHONE NUMBER OF THE MORGAN STANLEY OFFICE NEAREST YOU. YOU MAY ALSO ACCESS OUR OFFICE LOCATOR ON OUR INTERNET SITE AT: www.morganstanley.com/funds discretion, may allow you to purchase shares directly by calling and requesting an application.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

Because every investor has different immediate financial needs and long-term investment goals, each Portfolio offers investors four Classes of shares:
Classes A, B, C and D. Class D shares are only offered to a limited group of investors. Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you. When purchasing Portfolio shares, you must specify which Class of shares you wish to purchase.

When you buy Portfolio shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Portfolio shares.

MINIMUM INVESTMENT AMOUNTS

                                                                                     MINIMUM INVESTMENT
                                                                                ----------------------------
   INVESTMENT OPTIONS                                                             INITIAL       ADDITIONAL
------------------------------------------------------------------------------------------------------------
   Regular Accounts                                                                $ 1,000         $ 100

   Individual Retirement Accounts:                                                 $ 1,000         $ 100

   Coverdell Education Savings Account                                             $   500         $ 100

   EASYINVEST(R)
   (Automatically from your checking or savings account or Money Market Fund)      $   100*        $ 100*

* PROVIDED YOUR SCHEDULE OF INVESTMENTS TOTALS $1,000 IN TWELVE MONTHS.

There is no minimum investment amount if you purchase Portfolio shares through:
(1) the Investment Manager's mutual fund asset allocation plan; (2) a program, approved by the

[SIDENOTE]

EASYINVEST(R)

A PURCHASE PLAN THAT ALLOWS YOU TO TRANSFER MONEY AUTOMATICALLY FROM YOUR CHECKING OR SAVINGS ACCOUNT OR FROM A MONEY MARKET FUND ON A SEMI-MONTHLY, MONTHLY OR QUARTERLY BASIS. CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.

Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code or (ii) certain other investment programs that do not charge an asset-based fee; or (4) employer-sponsored employee benefit plan accounts.

INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/CLASS D SHARES. To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this PROSPECTUS.

SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Portfolio shares for an existing account by contacting your Morgan Stanley Financial Advisor, you may send a check directly to a Portfolio. To buy additional shares in this manner:
- Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the name of the Portfolio, the Class of shares you wish to purchase and the investment amount (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).
- Make out a check for the total amount payable to: Morgan Stanley Fund of Funds--Domestic Portfolio or Morgan Stanley Fund of Funds--International Portfolio.
- Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey City, NJ 07303.

HOW TO EXCHANGE SHARES

[GRAPHIC]

PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of a Portfolio for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or the Limited Duration U.S. Treasury Trust, without the imposition of an exchange fee. In addition, Class A shares of a Portfolio may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's prospectus for its designation.

Exchanges may be made after shares of the Fund acquired by purchase have been held for 30 days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Otherwise, you must forward an exchange privilege authorization form to the Fund's transfer agent--Morgan Stanley Trust--and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your

Morgan Stanley Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market Fund, a Portfolio's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice. The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS. If you have pledged your Portfolio shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of a Portfolio for shares of another Morgan Stanley Fund there are important tax considerations. For tax purposes, the exchange out of a Portfolio is considered a sale of Portfolio shares--and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. You will be notified in advance of limitations on your exchange privileges.

CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this PROSPECTUS for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your Morgan Stanley Financial Advisor or call (800) 869-NEWS.

HOW TO SELL SHARES

[GRAPHIC]

You can sell some or all of your Portfolio shares at any time. If you sell Class A, Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next share price calculated after we receive your order to sell as described below.

OPTIONS                PROCEDURES
Contact Your           To sell your shares, simply call your Morgan Stanley
Financial Advisor      Financial Advisor or other authorized financial
                       representative. Payment will be sent to the address to
                       which the account is registered, or deposited in your
                       brokerage account.

By Letter              You can also sell your shares by writing a "letter of
                       instruction" that includes:
                       - your account number;
                       - the name of the Fund and Portfolio;
                       - the dollar amount or the number of shares you wish to
                         sell;
                       - the Class of shares you wish to sell; and
                       - the signature of each owner as it appears on the
                         account.

                       If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust.
                       (You should contact Morgan Stanley Trust at (800)
                       869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

                       Mail the letter to Morgan Stanley Trust at P.O. Box 983,
                       Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

                       A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.

OPTIONS                PROCEDURES
Systematic             If your investment in all of the Morgan Stanley Funds has
Withdrawal Plan        a total market value of at least $10,000, you may elect
                       to withdraw amounts of $25 or more, or in any whole
                       percentage of a fund's balance (provided the amount is at
                       least $25), on a monthly, quarterly, semi-annual or
                       annual basis, from any fund with a balance of at least
                       $1,000. Each time you add a fund to the plan, you must
                       meet the plan requirements.

                       Amounts withdrawn are subject to any applicable CDSC. A
                       CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class
                       Arrangements" section of this PROSPECTUS.

                       To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial Advisor or call (800)
                       869-NEWS. You may terminate or suspend your plan at any time. Please remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.

PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell, as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

TAX CONSIDERATIONS. Normally, your sale of Portfolio shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this PROSPECTUS and consult your own tax professional about the tax consequences of a sale.

REINSTATEMENT PRIVILEGE. If you sell Portfolio shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Portfolio shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

INVOLUNTARY SALES. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EASYINVEST(R), if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

MARGIN ACCOUNTS. If you have pledged your Portfolio shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

DISTRIBUTIONS

[GRAPHIC]

Each Portfolio passes substantially all of its earnings from income and capital gains along to its investors as "distributions." Each Portfolio earns income from its Underlying Fund investments and interest from fixed-income investments. These amounts are passed along to Portfolio shareholders as "income dividend distributions." Each Portfolio realizes capital gains from its Underlying Fund investments and whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

Each Portfolio declares income dividends separately for each Class. Distributions paid on Class A and Class D shares will usually be higher than for Class B and Class C because distribution fees that Class B and Class C pay are higher. Normally, income dividends are distributed to shareholders annually. Capital gains, if any, are usually distributed in December. Each Portfolio, however, may retain and reinvest any long-term capital gains. Each Portfolio may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Portfolio shares through a Morgan Stanley Financial Advisor or other authorized financial representative within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.

[SIDENOTE]

TARGETED DIVIDENDS(SM)

YOU MAY SELECT TO HAVE YOUR PORTFOLIO DISTRIBUTIONS AUTOMATICALLY INVESTED IN OTHER CLASSES OF PORTFOLIO SHARES OR CLASSES OF ANOTHER MORGAN STANLEY FUND THAT YOU OWN. CONTACT YOUR MORGAN STANLEY FINANCIAL ADVISOR FOR FURTHER INFORMATION ABOUT THIS SERVICE.

TAX CONSEQUENCES

[GRAPHIC]

As with any investment, you should consider how your Portfolio investment will be taxed. The tax information in this PROSPECTUS is provided as general information. You should consult your own tax professional about the tax consequences of an investment in a Portfolio in the Fund.

Unless your investment in a Portfolio is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:
-    The Portfolio makes distributions; and
-    You sell Portfolio shares, including an exchange to another Morgan Stanley
     Fund.

TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Portfolio shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Portfolio. Under recently enacted legislation, ordinary income dividends you receive may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Portfolio shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Portfolio shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this PROSPECTUS this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income for such year.

SHARE CLASS ARRANGEMENTS

[GRAPHIC]

Each Portfolio offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC--contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class of a Portfolio:

   CLASS   SALES CHARGE                                                                                  MAXIMUM ANNUAL 12b-1 FEE
---------------------------------------------------------------------------------------------------------------------------------
    A     Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more; shares sold
          without an initial sales charge are generally subject to a 1.0% CDSC during the first year              0.25%

    B     Maximum 5.0% CDSC during the first year decreasing to 0% after six years                                1.00%

    C     1.0% CDSC during the first year                                                                         1.00%

    D     None                                                                                                    None

  CLASS A SHARES Class A shares of each Portfolio are sold at net asset value plus an initial sales charge of up to 5.25%. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or CDSC, of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.

The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D shares.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:

                                                        FRONT-END SALES CHARGE
                                          --------------------------------------------------
   AMOUNT OF                                  PERCENTAGE OF           APPROXIMATE PERCENTAGE
   SINGLE TRANSACTION                     PUBLIC OFFERING PRICE       OF NET AMOUNT INVESTED
--------------------------------------------------------------------------------------------
   Less than $25,000                              5.25%                       5.54%

   $25,000 but less than $50,000                  4.75%                       4.99%

   $50,000 but less than $100,000                 4.00%                       4.17%

   $100,000 but less than $250,000                3.00%                       3.09%

   $250,000 but less than $500,000                2.50%                       2.56%

   $500,000 but less than $1 million              2.00%                       2.04%

   $1 million and over                            0.00%                       0.00%

The reduced sales charge schedule is applicable to purchases of Class A shares in a single transaction by:
-    A single account (including an individual, trust or fiduciary account).
- Family member accounts (limited to husband, wife and children under the age of 21).
- Pension, profit sharing or other employee benefit plans of companies and their affiliates.
-    Tax-exempt organizations.
-    Groups organized for a purpose other than to buy mutual fund shares.

COMBINED PURCHASE PRIVILEGE. You also will have the benefit of reduced sales charges by combining purchases of Class A shares of a Portfolio in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC Funds.

RIGHT OF ACCUMULATION. You also may benefit from a reduction of sales charges if the cumulative net asset value of Class A shares of the Portfolio purchased in a single transaction, together with shares of other Morgan Stanley Funds you currently own which were previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares equal to at least $5 million (or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.

You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase directly through a Portfolio), at the time a purchase order is placed, that the purchase qualifies for the reduced sales charge under the Right of Accumulation. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge will not be granted if: (i) notification is not furnished

[SIDENOTE]

FRONT-END SALES CHARGE OR FSC

AN INITIAL SALES CHARGE YOU PAY WHEN PURCHASING CLASS A SHARES THAT IS BASED ON A PERCENTAGE OF THE OFFERING PRICE. THE PERCENTAGE DECLINES BASED UPON THE DOLLAR VALUE OF CLASS A SHARES YOU PURCHASE. WE OFFER THREE WAYS TO REDUCE YOUR CLASS A SALES CHARGES--THE COMBINED PURCHASE PRIVILEGE, RIGHT OF ACCUMULATION AND LETTER OF INTENT.

at the time of the order; or (ii) a review of the records of Morgan Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares or the Fund's transfer agent does not confirm your represented holdings.

LETTER OF INTENT. The schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of Intent." A Letter of Intent provides for the purchase of Class A shares of a Portfolio or other Multi-Class Funds or shares of FSC Funds within a 13-month period. The initial purchase under a Letter of Intent must be at least 5% of the stated investment goal. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You can obtain a Letter of Intent by contacting your Morgan Stanley Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment.

OTHER SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or CDSC upon sale) if your account qualifies under one of the following categories:

- A trust for which a banking affiliate of the Investment Manager provides discretionary trustee services.

- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services.
- Qualified state tuition plans described in Section 529 of the Internal Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.
- Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) Morgan Stanley Trust serves as trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper under a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services (together, "Morgan Stanley Eligible Plans"), provided that, in the case of (i) and (ii) above, any such plan has at least 200 eligible employees.
- A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.
- Insurance company separate accounts that have been approved by the Fund's distributor.
- A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Portfolio shares, and who used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to purchase Class A shares, provided that: (1) the client sold the shares not more than 60 days prior to the purchase of Portfolio shares, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.
- Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.
- Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

   YEAR SINCE PURCHASE PAYMENT MADE   CDSC AS A PERCENTAGE OF AMOUNT REDEEMED
--------------------------------------------------------------------------------
   First                                              5.0%

   Second                                             4.0%

   Third                                              3.0%

   Fourth                                             2.0%

   Fifth                                              2.0%

   Sixth                                              1.0%

   Seventh and thereafter                            None

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

CDSC WAIVERS. A CDSC, if otherwise applicable, will be waived in the case of:
- Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i) registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b) Custodial Account,

[SIDENOTE]

CONTINGENT DEFERRED SALES CHARGE OR CDSC

A FEE YOU PAY WHEN YOU SELL SHARES OF CERTAIN MORGAN STANLEY FUNDS PURCHASED WITHOUT AN INITIAL SALES CHARGE. THIS FEE DECLINES THE LONGER YOU HOLD YOUR SHARES AS SET FORTH IN THE TABLE.

     provided in either case that the sale is requested within one year of your death or initial determination of disability.
- Sales in connection with the following retirement plan "distributions": (i) lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 59 1/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 59 1/2; or (iii) a tax-free return of an excess IRA contribution (a "distribution" does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).
-    Sales of shares held for you as a participant in a Morgan Stanley Eligible
     Plan.
- Sales of shares in connection with the Systematic Withdrawal Plan of up to 12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6% semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.
- Sales of shares if you simultaneously invest the proceeds in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares you acquire in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Morgan Stanley Financial Advisor or other authorized financial representative or call (800) 869-NEWS.

DISTRIBUTION FEE. Class B shares are subject to an annual distribution (12b-1) fee of 1.0% of the average daily net assets of Class B. This fee is higher than the annual distribution fee paid by Class A.

CONVERSION FEATURE. After ten (10) years, Class B shares will convert automatically to Class A shares of a Portfolio with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis. (Class B shares acquired in exchange for shares of another Morgan Stanley Fund originally purchased before May 1, 1997, however, will convert to Class A shares in May 2007.)

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the Internal Revenue Service.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load Fund, or the Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Portfolio shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a Fund that does NOT charge a CDSC WILL NOT BE COUNTED. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of a Portfolio for one year, exchanged to Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two year holding period--one year for each fund. However, if you had exchanged the shares of the Portfolio for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

  CLASS C SHARES Class C shares of each Portfolio are sold at net asset value with no initial sales charge but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.

DISTRIBUTION FEE. Class C shares are subject to an annual distribution (12b-1) fee of up to 1.0% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares, Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

  CLASS D SHARES Class D shares of each Portfolio are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following investor categories:
- Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.
- Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.
- Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.
- Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.
- Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.
- Certain other open-end investment companies whose shares are distributed by the Fund's distributor.
- Investors who were shareholders of the Dean Witter Retirement Series on September 11, 1998 for additional purchases for their former Dean Witter Retirement Series accounts.

A purchase order that meets the requirements for investment in Class D can be made only in Class D shares.

Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts that have been approved by the Fund's distributor (regardless of the size of the investment).

MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million ($25 million for certain Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of a Portfolio and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares.

  NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

  PLAN OF DISTRIBUTION (RULE 12b-1 FEES) The Fund has adopted a Plan of Distribution in accordance with Rule 12b-1 under the Investment Company Act of 1940 with respect to the distribution of Class A, Class B and Class C shares of each Portfolio. (Class D shares are offered without any distribution fee.) The Plan allows each Portfolio to pay distribution fees for the sale and distribution of these shares. It also allows each Portfolio to pay for services to shareholders of Class A, Class B and Class C shares. Because these fees are paid out of each Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

Morgan Stanley Fund of Funds -- Domestic
Financial Highlights

The financial highlights table is intended to help you understand the Domestic Portfolio's financial performance for the periods indicated. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

CLASS A SHARES

 YEAR ENDED SEPTEMBER 30                               2003         2002         2001         2000         1999
-------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period                 $   6.69     $   8.17     $  12.37     $  11.54     $   9.72
                                                     --------     --------     --------     --------     --------
  Net investment income (loss)++                         0.01         0.05         0.11         0.38         0.46
  Net realized and unrealized gain (loss)                1.90        (1.45)       (3.21)        1.83         1.93
                                                     --------     --------     --------     --------     --------
Total from investment operations                         1.91        (1.40)       (3.10)        2.21         2.39
                                                     --------     --------     --------     --------     --------
  Dividends to shareholders                                --        (0.08)       (0.31)       (0.29)       (0.36)
  Distributions to shareholders                            --           --        (0.79)       (1.09)       (0.21)
                                                     --------     --------     --------     --------     --------
Total dividends and distributions                          --        (0.08)       (1.10)       (1.38)       (0.57)
                                                     --------     --------     --------     --------     --------
Net asset value, end of period                       $   8.60     $   6.69     $   8.17     $  12.37     $  11.54
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                           28.55%      (17.44)%     (27.24)%      20.16%       25.00%
-------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS
(AFTER EXPENSES WERE ASSUMED)(1),(2):
Expenses                                                 0.23%        0.24%        0.23%        0.24%        0.23%
Net investment income (loss)                             0.16%        0.50%        0.91%        3.35%        3.92%

RATIOS TO AVERAGE NET ASSETS
(BEFORE EXPENSES WERE ASSUMED)(1),(2):
Expenses                                                 0.67%        0.63%        0.57%        0.67%        0.67%
Net investment income (loss)                            (0.28)%       0.11%        0.57%        2.92%        3.48%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $    890     $    846     $    976     $  1,493     $  1,097
Portfolio turnover rate                                    87%         163%         177%         434%         295%

++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) DOES NOT INCLUDE ANY EXPENSES INCURRED AS A RESULT OF INVESTMENT IN THE UNDERLYING FUNDS.
(2) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

CLASS B SHARES

 YEAR ENDED SEPTEMBER 30                               2003         2002         2001         2000         1999
-------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period                 $   6.62     $   8.09     $  12.28     $  11.46     $   9.67
                                                     --------     --------     --------     --------     --------
  Net investment income (loss)++                        (0.05)       (0.02)        0.01         0.30         0.35
  Net realized and unrealized gain (loss)                1.87        (1.44)       (3.16)        1.81         1.94
                                                     --------     --------     --------     --------     --------
Total from investment operations                         1.82        (1.46)       (3.15)        2.11         2.29
                                                     --------     --------     --------     --------     --------
  Dividends to shareholders                                --        (0.01)       (0.25)       (0.20)       (0.29)
  Distributions to shareholders                            --           --        (0.79)       (1.09)       (0.21)
                                                     --------     --------     --------     --------     --------
Total dividends and distributions                          --        (0.01)       (1.04)       (1.29)       (0.50)
                                                     --------     --------     --------     --------     --------
Net asset value, end of period                       $   8.44     $   6.62     $   8.09     $  12.28     $  11.46
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                           27.49%      (18.05)%     (27.79)%      19.29%       23.96%
-------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS
(AFTER EXPENSES WERE ASSUMED)(1),(2):
Expenses                                                 1.00%        1.00%        1.00%        1.00%        1.00%
Net investment income (loss)                            (0.61)%      (0.26)%       0.14%        2.59%        3.15%

RATIOS TO AVERAGE NET ASSETS
(BEFORE EXPENSES WERE ASSUMED)(1),(2):
Expenses                                                 1.44%        1.39%        1.34%        1.43%        1.44%
Net investment income (loss)                            (1.05)%      (0.65)%      (0.20)%       2.16%        2.71%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $ 21,804     $ 18,474     $ 26,364     $ 28,974     $ 26,007
Portfolio turnover rate                                    87%         163%         177%         434%         295%

++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) DOES NOT INCLUDE ANY EXPENSES INCURRED AS A RESULT OF INVESTMENT IN THE UNDERLYING FUNDS.
(2) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

CLASS C SHARES

 YEAR ENDED SEPTEMBER 30                               2003         2002         2001         2000         1999
-------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period                 $   6.63     $   8.08     $  12.29     $  11.52     $   9.67
                                                     --------     --------     --------     --------     --------
  Net investment income (loss)++                        (0.05)       (0.02)        0.01         0.31         0.40
  Net realized and unrealized gain (loss)                1.87        (1.42)       (3.17)        1.80         1.94
                                                     --------     --------     --------     --------     --------
Total from investment operations                         1.82        (1.44)       (3.16)        2.11         2.34
                                                     --------     --------     --------     --------     --------
  Dividends to shareholders                                --        (0.01)       (0.26)       (0.25)       (0.28)
  Distributions to shareholders                            --           --        (0.79)       (1.09)       (0.21)
                                                     --------     --------     --------     --------     --------
Total dividends and distributions                          --        (0.01)       (1.05)       (1.34)       (0.49)
                                                     --------     --------     --------     --------     --------
Net asset value, end of period                       $   8.45     $   6.63     $   8.08     $  12.29     $  11.52
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                           27.45%      (18.00)%     (27.79)%      19.23%       24.55%
-------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS
(AFTER EXPENSES WERE ASSUMED)(1),(2):
Expenses                                                 1.00%        1.00%        1.00%        1.00%        0.54%
Net investment income (loss)                            (0.61)%      (0.26)%       0.14%        2.59%        3.61%

RATIOS TO AVERAGE NET ASSETS
(BEFORE EXPENSES WERE ASSUMED)(1),(2):
Expenses                                                 1.44%        1.39%        1.34%        1.43%        0.98%
Net investment income (loss)                            (1.05)%      (0.65)%      (0.20)%       2.16%        3.17%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $  2,623     $  2,218     $  2,643     $  1,954     $  1,364
Portfolio turnover rate                                    87%         163%         177%         434%         295%

++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) DOES NOT INCLUDE ANY EXPENSES INCURRED AS A RESULT OF INVESTMENT IN THE UNDERLYING FUNDS.
(2) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

CLASS D SHARES

 YEAR ENDED SEPTEMBER 30                               2003         2002         2001         2000         1999
-------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period                 $   6.71     $   8.19     $  12.39     $  11.56     $   9.74
                                                     --------     --------     --------     --------     --------
  Net investment income (loss)++                         0.03         0.07         0.13         0.48         0.46
  Net realized and unrealized gain (loss)                1.90        (1.45)       (3.21)        1.75         1.96
                                                     --------     --------     --------     --------     --------
Total from investment operations                         1.93        (1.38)       (3.08)        2.23         2.42
                                                     --------     --------     --------     --------     --------
  Dividends to shareholders                                --        (0.10)       (0.33)       (0.31)       (0.39)
  Distributions to shareholders                            --           --        (0.79)       (1.09)       (0.21)
                                                     --------     --------     --------     --------     --------
Total dividends and distributions                          --        (0.10)       (1.12)       (1.40)       (0.60)
                                                     --------     --------     --------     --------     --------
Net asset value, end of period                       $   8.64     $   6.71     $   8.19     $  12.39     $  11.56
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                           28.76%      (17.18)%     (27.07)%      20.39%       25.28%
-------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS
(AFTER EXPENSES WERE ASSUMED)(1),(2):
Expenses                                                   --           --           --           --           --
Net investment income (loss)                             0.39%        0.74%        1.14%        3.59%        4.15%

RATIOS TO AVERAGE NET ASSETS
(BEFORE EXPENSES WERE ASSUMED)(1),(2):
Expenses                                                 0.44%        0.39%        0.34%        0.43%        0.44%
Net investment income (loss)                            (0.05)%       0.35%        0.80%        3.16%        3.71%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $     70     $    100     $     93     $     37     $     15
Portfolio turnover rate                                    87%         163%         177%         434%         295%

++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) DOES NOT INCLUDE ANY EXPENSES INCURRED AS A RESULT OF INVESTMENT IN THE UNDERLYING FUNDS.
(2) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

Morgan Stanley Fund of Funds -- International
Financial Highlights

The financial highlights table is intended to help you understand the International Portfolio's financial performance for the periods indicated. Certain information reflects financial results for a single Portfolio share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Portfolio (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, independent auditors, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.

CLASS A SHARES

 YEAR ENDED SEPTEMBER 30                               2003         2002         2001         2000         1999
-------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period                 $   7.48     $   8.75     $  12.59     $  12.74     $   9.08
                                                     --------     --------     --------     --------     --------
  Net investment income (loss)++                        (0.01)        0.08         0.09         0.03         0.10
  Net realized and unrealized gain (loss)                1.41        (1.24)       (3.74)        0.85         3.56
                                                     --------     --------     --------     --------     --------
Total from investment operations                         1.40        (1.16)       (3.65)        0.88         3.66
                                                     --------     --------     --------     --------     --------
  Dividends to shareholders                                --        (0.11)       (0.07)       (0.04)          --
  Distributions to shareholders                            --           --        (0.12)       (0.99)          --
                                                     --------     --------     --------     --------     --------
Total dividends and distributions                          --        (0.11)       (0.19)       (1.03)          --
                                                     --------     --------     --------     --------     --------
Net asset value, end of period                       $   8.88     $   7.48     $   8.75     $  12.59     $  12.74
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                           18.72%      (13.46)%     (29.38)%       6.19%       40.31%
-------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS
(AFTER EXPENSES WERE ASSUMED)(1),(2):
Expenses                                                 0.23%        0.24%        0.16%        0.24%        0.24%
Net investment income (loss)                            (0.17)%       1.04%        0.93%        0.12%        0.91%

RATIOS TO AVERAGE NET ASSETS
(BEFORE EXPENSES WERE ASSUMED)(1),(2):
Expenses                                                 0.58%        0.57%        0.42%        0.60%        1.34%
Net investment income (loss)                            (0.52)%       0.71%        0.67%       (0.24)%      (0.19)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $    921     $  1,843     $  1,629     $  3,366     $  1,074
Portfolio turnover rate                                    28%          22%          22%          85%         154%

++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) DOES NOT INCLUDE ANY EXPENSES INCURRED AS A RESULT OF INVESTMENT IN THE UNDERLYING FUNDS.
(2) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

CLASS B SHARES

 YEAR ENDED SEPTEMBER 30                               2003         2002         2001         2000         1999
-------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period                 $   7.29     $   8.51     $  12.34     $  12.56     $   9.03
                                                     --------     --------     --------     --------     --------
  Net investment income (loss)++                        (0.07)        0.03         0.01        (0.08)        0.02
  Net realized and unrealized gain (loss)                1.38        (1.22)       (3.67)        0.86         3.51
                                                     --------     --------     --------     --------     --------
Total from investment operations                         1.31        (1.19)       (3.66)        0.78         3.53
                                                     --------     --------     --------     --------     --------
  Dividends to shareholders                                --        (0.03)       (0.05)       (0.01)          --
  Distributions to shareholders                            --           --        (0.12)       (0.99)          --
                                                     --------     --------     --------     --------     --------
Total dividends and distributions                          --        (0.03)       (0.17)       (1.00)          --
                                                     --------     --------     --------     --------     --------
Net asset value, end of period                       $   8.60     $   7.29     $   8.51     $  12.34     $  12.56
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                           17.97%      (14.07)%     (30.01)%       5.48%       39.09%
-------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS
(AFTER EXPENSES WERE ASSUMED)(1),(2):
Expenses                                                 1.00%        1.00%        1.00%        1.00%        1.00%
Net investment income (loss)                            (0.94)%       0.28%        0.09%       (0.64)%       0.15%

RATIOS TO AVERAGE NET ASSETS
(BEFORE EXPENSES WERE ASSUMED)(1),(2):
Expenses                                                 1.35%        1.33%        1.26%        1.36%        2.10%
Net investment income (loss)                            (1.29)%      (0.05)%      (0.17)%      (1.00)%      (0.95)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $ 19,849     $ 21,423     $ 29,980     $ 43,697     $  6,615
Portfolio turnover rate                                    28%          22%          22%          85%         154%

++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) DOES NOT INCLUDE ANY EXPENSES INCURRED AS A RESULT OF INVESTMENT IN THE UNDERLYING FUNDS.
(2) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

CLASS C SHARES

 YEAR ENDED SEPTEMBER 30                               2003         2002         2001         2000         1999
-------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period                 $   7.32     $   8.53     $  12.37     $  12.61     $   9.03
                                                     --------     --------     --------     --------     --------
  Net investment income (loss)++                        (0.07)        0.03         0.02        (0.08)        0.07
  Net realized and unrealized gain (loss)                1.39        (1.23)       (3.69)        0.86         3.51
                                                     --------     --------     --------     --------     --------
Total from investment operations                         1.32        (1.20)       (3.67)        0.78         3.58
                                                     --------     --------     --------     --------     --------
  Dividends to shareholders                                --        (0.01)       (0.05)       (0.03)          --
  Distributions to shareholders                            --           --        (0.12)       (0.99)          --
                                                     --------     --------     --------     --------     --------
Total dividends and distributions                          --        (0.01)       (0.17)       (1.02)          --
                                                     --------     --------     --------     --------     --------
Net asset value, end of period                       $   8.64     $   7.32     $   8.53     $  12.37     $  12.61
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                           18.03%      (14.07)%     (30.02)%       5.46%       39.65%
-------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS
(AFTER EXPENSES WERE ASSUMED)(1),(2):
Expenses                                                 1.00%        0.98%        1.00%        1.00%        0.77%
Net investment income (loss)                            (0.94)%       0.30%        0.09%       (0.64)%       0.38%

RATIOS TO AVERAGE NET ASSETS
(BEFORE EXPENSES WERE ASSUMED)(1),(2):
Expenses                                                 1.35%        1.31%        1.26%        1.36%        1.87%
Net investment income (loss)                            (1.29)%      (0.03)%      (0.17)%      (1.00)%      (0.72)%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $  1,796     $  1,826     $  2,512     $  4,246     $    442
Portfolio turnover rate                                    28%          22%          22%          85%         154%

++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) DOES NOT INCLUDE ANY EXPENSES INCURRED AS A RESULT OF INVESTMENT IN THE UNDERLYING FUNDS.
(2) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

CLASS D SHARES

 YEAR ENDED SEPTEMBER 30                               2003         2002         2001         2000         1999
-------------------------------------------------------------------------------------------------------------------
SELECTED PER SHARE DATA:
Net asset value, beginning of period                 $   7.53     $   8.80     $  12.66     $  12.78     $   9.09
                                                     --------     --------     --------     --------     --------
  Net investment income (loss)++                         0.00         0.11         0.12         0.04         0.23
  Net realized and unrealized gain (loss)                1.44        (1.25)       (3.78)        0.89         3.46
                                                     --------     --------     --------     --------     --------
Total from investment operations                         1.44        (1.14)       (3.66)        0.93         3.69
                                                     --------     --------     --------     --------     --------
  Dividends to shareholders                                --        (0.13)       (0.08)       (0.06)          --
  Distributions to shareholders                            --           --        (0.12)       (0.99)          --
                                                     --------     --------     --------     --------     --------
Total dividends and distributions                          --        (0.13)       (0.20)       (1.05)          --
                                                     --------     --------     --------     --------     --------
Net asset value, end of period                       $   8.97     $   7.53     $   8.80     $  12.66     $  12.78
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                           19.12%      (13.20)%     (29.31)%       6.56%       40.59%
-------------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS
(AFTER EXPENSES WERE ASSUMED)(1),(2):
Expenses                                                   --           --           --           --           --
Net investment income (loss)                             0.06%        1.28%        1.09%        0.36%        1.15%

RATIOS TO AVERAGE NET ASSETS
(BEFORE EXPENSES WERE ASSUMED)(1),(2):
Expenses                                                 0.35%        0.33%        0.26%        0.36%        1.10%
Net investment income (loss)                            (0.29)%       0.95%        0.83%        0.00%        0.05%

SUPPLEMENTAL DATA:
Net assets, end of period (000's)                    $ 40,916     $ 32,701     $ 37,188     $ 43,645     $    564
Portfolio turnover rate                                    28%          22%          22%          85%         154%

++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) DOES NOT INCLUDE ANY EXPENSES INCURRED AS A RESULT OF INVESTMENT IN THE UNDERLYING FUNDS.
(2) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

Notes

Notes

Morgan Stanley Funds

GLOBAL/INTERNATIONAL FUNDS
European Growth Fund
Fund of Funds--International Portfolio
Global Advantage Fund
Global Dividend Growth Securities
International Fund
International SmallCap Fund
International Value Equity Fund
Japan Fund
Latin American Growth Fund
Pacific Growth Fund

GROWTH FUNDS

Aggressive Equity Fund
American Opportunities Fund
Capital Opportunities Trust
Developing Growth Securities Trust
Growth Fund
KLD Social Index Fund
Market Leader Trust
Nasdaq-100 Index Fund
New Discoveries Fund
Next Generation Trust
Small-Mid Special Value Fund
Special Growth Fund
Special Value Fund

GROWTH + INCOME FUNDS

Allocator Fund
Balanced Growth Fund
Balanced Income Fund
Convertible Securities Trust
Dividend Growth Securities
Equity Fund
Fund of Funds--Domestic Portfolio
Fundamental Value Fund
Income Builder Fund
Mid-Cap Value Fund
S&P 500 Index Fund
Strategist Fund
Total Market Index Fund
Total Return Trust
Value Fund
Value-Added Market Series--Equity Portfolio

INCOME FUNDS

Federal Securities Trust
Flexible Income Trust
High Yield Securities
Limited Duration Fund (NL)
Limited Duration U.S. Treasury Trust
Liquid Asset Fund (MM)
Quality Income Trust
U.S. Government Money Market Trust (MM)
U.S. Government Securities Trust

SPECIALITY FUNDS

Biotechnology Fund
Financial Services Trust
Global Utilities Fund
Health Sciences Trust
Information Fund
Natural Resource Development Securities
Real Estate Fund
Technology Fund
Utilities Fund

TAX-FREE INCOME FUNDS

California Tax-Free Daily Income Trust (MM)
California Tax-Free Income Fund
Hawaii Municipal Trust (FSC)
Limited Term Municipal Trust (NL)
Multi-State Municipal Series Trust (FSC)
New York Municipal Money Market Trust (MM)
New York Tax-Free Income Fund
Tax-Exempt Securities Trust
Tax-Free Daily Income Trust (MM)

THERE MAY BE FUNDS CREATED OR TERMINATED AFTER THIS PROSPECTUS WAS PUBLISHED. PLEASE CONSULT THE INSIDE BACK COVER OF A NEW FUND'S PROSPECTUS FOR ITS DESIGNATION, E.G., MULTI-CLASS FUND OR MONEY MARKET FUND.

UNLESS OTHERWISE NOTED, EACH LISTED MORGAN STANLEY FUND, EXCEPT FOR LIMITED DURATION U.S. TREASURY TRUST, IS A MULTI-CLASS FUND. A MULTI-CLASS FUND IS A MUTUAL FUND OFFERING MULTIPLE CLASSES OF SHARES. THE OTHER TYPES OF FUNDS ARE:
NL--NO-LOAD (MUTUAL) FUND; MM--MONEY MARKET FUND; FSC--A MUTUAL FUND SOLD WITH A FRONT-END SALES CHARGE AND A DISTRIBUTION (12b-1) FEE.

Additional information about each Portfolio's investments is available in the Fund's Annual and Semi- Annual Reports to Shareholders. In the Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each Portfolio's performance during its last fiscal year. The Fund's Statement of Additional Information also provides additional information about each Portfolio and the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the Fund, or to make shareholder inquiries, please call: (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley Financial Advisor or by visiting our Internet site at:
www.morganstanley.com/funds

Information about the Fund (including the Statement of Additional Information) can be viewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

DOMESTIC PORTFOLIO

CLASS A:    DOFAX
CLASS B:    DOFBX
CLASS C:    DOFCX
CLASS D:    DOFDX

INTERNATIONAL PORTFOLIO

CLASS A:    IOFAX
CLASS B:    IOFBX
CLASS C:    IOFCX
CLASS D:    IOFDX

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-8283)

Investments and services offered through Morgan Stanley DW Inc., member SIPC. Morgan Stanley Distributors Inc., member NASD.

(C) 2003 Morgan Stanley

CLF#36016PRO

[MORGAN STANLEY LOGO]

MORGAN STANLEY FUNDS

MORGAN STANLEY FUND OF FUNDS DOMESTIC PORTFOLIO AND INTERNATIONAL PORTFOLIO

36016 11/03

A MUTUAL FUND THAT CONSISTS OF TWO SEPARATE PORTFOLIOS THE DOMESTIC PORTFOLIO SEEKS TO MAXIMIZE TOTAL INVESTMENT RETURN THE INTERNATIONAL PORTFOLIO SEEKS LONG-TERM CAPITAL APPRECIATION

[MORGAN STANLEY LOGO]

PROSPECTUS

NOVEMBER 28, 2003

MORGAN STANLEY
FUND OF FUNDS

STATEMENT OF ADDITIONAL INFORMATION

NOVEMBER 28, 2003

      This STATEMENT OF ADDITIONAL INFORMATION is not a prospectus. The PROSPECTUS (dated November 28, 2003) for the Morgan Stanley Fund of Funds (the "Fund") may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices. The Fund consists of two separate portfolios: the Domestic Portfolio and the International Portfolio.

Morgan Stanley Fund of Funds
1221 Avenue of the Americas
New York, New York 10020
(800) 869-NEWS

TABLE OF CONTENTS

   I.  Fund History                                                                          4
  II.  Description of the Fund and the Investments and Risks of the Portfolios               4
       A. Classification                                                                     4
       B. Investment Strategies and Risks                                                    4
       C. Fund Policies/Investment Restrictions                                             15
 III.  Management of the Fund                                                               17
       A. Board of Trustees                                                                 17
       B. Management Information                                                            17
       C. Compensation                                                                      24
  IV.  Control Persons and Principal Holders of Securities                                  26
   V.  Investment Management and Other Services                                             26
       A. Investment Manager                                                                26
       B. Principal Underwriter                                                             27
       C. Services Provided by the Investment Manager                                       28
       D. Dealer Reallowances                                                               28
       E. Rule 12b-1 Plan                                                                   29
       F. Other Service Providers                                                           33
       G. Codes of Ethics                                                                   33
  VI.  Brokerage Allocation and Other Practices                                             33
       A. Brokerage Transactions                                                            33
       B. Commissions                                                                       34
       C. Brokerage Selection                                                               34
       D. Directed Brokerage                                                                34
       E. Regular Broker-Dealers                                                            34
 VII.  Capital Stock and Other Securities                                                   35
VIII.  Purchase, Redemption and Pricing of Shares                                           35
       A. Purchase/Redemption of Shares                                                     35
       B. Offering Price                                                                    36
  IX.  Taxation of the Fund and Shareholders                                                36
   X.  Underwriters                                                                         38
  XI.  Calculation of Performance Data                                                      38
 XII.  Financial Statements                                                                 41
XIII.  Morgan Stanley Investment Management Proxy Voting
       Policy and Procedures                                                        Appendix A

GLOSSARY OF SELECTED DEFINED TERMS

      The terms defined in this glossary are frequently used in this STATEMENT OF ADDITIONAL INFORMATION (other terms used occasionally are defined in the text of the document).

      "CUSTODIAN" -- The Bank of New York.

      "DISTRIBUTOR" -- Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

      "FINANCIAL ADVISORS" -- Morgan Stanley authorized financial services representatives.

      "FUND" -- Morgan Stanley Fund of Funds, a registered open-end investment company.

      "INDEPENDENT TRUSTEES" -- Trustees who are not "interested persons" (as defined by the Investment Company Act,as amended ("Investment Company Act")) of the Fund.

      "INVESTMENT MANAGER" -- Morgan Stanley Investment Advisors Inc., a wholly-owned investment advisor subsidiary of Morgan Stanley.

      "MORGAN STANLEY & CO." -- Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

      "MORGAN STANLEY DW" -- Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

      "MORGAN STANLEY FUNDS" -- Registered investment companies for which the Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.

      "MORGAN STANLEY SERVICES" -- Morgan Stanley Services Company Inc., a wholly-owned fund services subsidiary of the Investment Manager.

      "PORTFOLIO" -- Each of two separate investment portfolios of the Fund: the Domestic Portfolio and the International Portfolio.

      "TRANSFER AGENT" -- Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

      "TRUSTEES" -- The Board of Trustees of the Fund.

      "UNDERLYING FUNDS" -- The Morgan Stanley funds in which a Portfolio may invest.

I. FUND HISTORY

      The Fund was organized as a Massachusetts business trust under a Declaration of Trust on July 3, 1997 under the name Dean Witter Fund of Funds. Effective June 22, 1998, the Fund's name was changed to Morgan Stanley Dean Witter Fund of Funds. Effective June 18, 2001, the Fund's name was changed to Morgan Stanley Fund of Funds.

II. DESCRIPTION OF THE FUND AND THE INVESTMENTS AND RISKS OF THE PORTFOLIOS

A. CLASSIFICATION

      The Fund is an open-end, non-diversified management investment company. The Fund consists of two separate portfolios: the Domestic Portfolio and the International Portfolio. The Domestic Portfolio seeks to maximize total investment return; the International Portfolio seeks long-term capital appreciation.

B. INVESTMENT STRATEGIES AND RISKS

      The following discussion supplements discussion of the Portfolios' and/or Underlying Funds' investment strategies and risks in the PROSPECTUS and should be read with the sections of the Fund's PROSPECTUS titled "Principal Investment Strategies," "Principal Risks," and "Additional Risk Information." Unless otherwise indicated, references to "fund" in the following discussion refer to an Underlying Fund. For a complete description of an Underlying Fund, please see its prospectus and Statement of Additional Information, which are available free of charge by calling toll-free 1-866-MORGAN8.

      MONEY MARKET SECURITIES. Each Portfolio may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. Government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

      U.S. GOVERNMENT SECURITIES. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

      BANK OBLIGATIONS. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

      EURODOLLAR CERTIFICATES OF DEPOSIT. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

      OBLIGATIONS OF SAVINGS INSTITUTIONS. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

      FULLY INSURED CERTIFICATES OF DEPOSIT. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of each Portfolio's total assets in all such obligations and in all illiquid assets, in the aggregate;

      COMMERCIAL PAPER. Commercial paper rated within the two highest grades by Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc. ("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

      REPURCHASE AGREEMENTS. Each Portfolio may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Portfolio in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Portfolio. These agreements, which may be viewed as a type of secured lending by the Portfolio, typically involve the acquisition by the

Portfolio of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Portfolio will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Portfolio will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Portfolio to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

      While repurchase agreements involve certain risks not associated with direct investments in debt securities, each Portfolio follows procedures approved by the Trustees which are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Manager. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Portfolio will seek to liquidate such collateral. However, the exercising of the Portfolio's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss.

      REVERSE REPURCHASE AGREEMENTS. Certain funds also may use reverse repurchase agreements. Reverse repurchase agreements involve sales by the fund of portfolio assets concurrently with an agreement by the fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. These transactions are only advantageous if the interest cost to the fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the fund intends to use the reverse repurchase technique only when it will be to its advantage to do so.

      A fund can establish a segregated account in which it will maintain cash, U.S. Government securities or other liquid portfolio securities equal in value to its obligations in respect of reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities the fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund's use of proceeds of the agreement may be restricted pending a determination by the other party, of its trustee or receiver, whether to enforce the fund's obligation to repurchase the securities. Reverse repurchase agreements are speculative techniques involving leverage, and are considered borrowings by the fund.

      FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Certain funds may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. A fund may conduct its forward foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the forward foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with U.S. banks and their foreign branches or foreign banks, insurance companies and other dealers whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

      A fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which the fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

      The Investment Manager also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

      A fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the fund to deliver an amount of currency in excess of the value of the fund's portfolio securities.

      When required by law, a fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the fund's commitments with respect to such contracts.

      Although a fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer.

      A fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

      Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the fund's volatility and may involve a significant amount of risk relative to the investment of cash.

      OPTION AND FUTURES TRANSACTIONS. Certain funds may engage in transactions in listed and OTC options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives a fund the right to buy from the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price. Ownership of a listed put option would give a fund the right to sell the underlying security or currency to the OCC (in the United States) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the United States) or other clearing corporation or exchange, at the exercise price.

      COVERED CALL WRITING. Certain funds are permitted to write covered call options on portfolio securities and/or on the U.S. dollar or foreign currencies, without limit. A fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the fund to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the fund if the securities underlying the option decline in value.

      A fund may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once a fund has been assigned an exercise notice, the fund will be unable to effect a closing purchase transaction.

      A call option is "covered" if the fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written if the difference is maintained by the fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the fund's books.

      Options written by a fund normally have expiration dates of from up to 18 months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security (or currency) at the time the option is written.

      COVERED PUT WRITING. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, a fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. A put option is "covered" if the fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

      PURCHASING CALL AND PUT OPTIONS. Certain funds may purchase listed and OTC call and put options. The purchase of a call option would enable the fund, in return for the premium paid, to lock in a purchase price for a security or currency during the term of the option. The purchase of a put option would enable the fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

      OPTIONS ON FOREIGN CURRENCIES. Certain funds may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

      OTC OPTIONS. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with a fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the fund and the transacting dealer, without the intermediation of a third party such as the OCC. The fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers.

      RISKS OF OPTIONS TRANSACTIONS. The successful use of options depends on the ability to forecast correctly interest rates and/or market movements. If the market value of the portfolio securities (or currencies) upon which call options have been written increases, the fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or currency) increase, but has retained the risk of loss should the price of the underlying security (or currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security (or currency) decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities (or currencies) at the exercise price.

      A fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges. There is no assurance that such a market will exist, particularly in the case of OTC options.

      In the event of the bankruptcy of a broker through which the fund engages in transactions in options, the fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities (or currencies) underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

      Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a fund may write.

      The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

      The markets in foreign currency options are relatively new and a fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

      The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

      There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

      STOCK INDEX OPTIONS. Certain funds may invest in options on broadly based indexes. Options on stock indexes are similar to options on stocks except that, rather than the right to take or make delivery of stock at a specified price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount.

      RISKS OF OPTIONS ON INDEXES. Because exercises of stock index options are settled in cash, a fund could not, if it wrote a call option, provide in advance for its potential settlement obligations by acquiring and holding the underlying securities. A call writer can offset some of the risk of its writing position by holding a diversified portfolio of stocks similar to those on which the underlying index is based. However, most investors cannot, as a practical matter, acquire and hold a portfolio containing exactly the same stocks as the underlying index, and, as a result, bear a risk that the value of the securities held will vary from the value of the index. Even if an index call writer could assemble a stock portfolio that exactly reproduced the composition of the underlying index, the writer still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options.

      When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level on the date when the option is exercised. As with other kinds of options, the writer will not learn that it had been assigned until the next business day, at the earliest. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as a common stock, because there the writer's obligation is to deliver the underlying security, not to pay its value as of a fixed time in the past. So long as the writer already owns the underlying security, it can satisfy its settlement obligations by simply delivering it, and the risk that its value may have declined since the exercise date is borne by the exercising holder. In contrast, even if the writer of an index call holds stocks that exactly match the composition of the underlying index, it will not be able to satisfy its assignment obligations by delivering those stocks against payment of the exercise price. Instead, it will be required to pay cash in an amount based on the closing index value on the exercise date; and by the time it learns that it has been assigned, the index may have declined, with a corresponding decrease in the value of its stock portfolio. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure by holding stock positions.

      A holder of an index option who exercises it before the closing index value for that day is available runs the risk that the level of the underlying index may subsequently change. If a change causes the exercised option to fall out-of-the-money, the exercising holder will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

      If dissemination of the current level of an underlying index is interrupted, or if trading is interrupted in stocks accounting for a substantial portion of the value of an index, the trading of options on that index will ordinarily be halted. If the trading of options on an underlying index is halted, an exchange may impose restrictions prohibiting the exercise of such options.

      FUTURES CONTRACTS. Certain funds may purchase and sell futures contracts that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and/or any foreign government fixed-income security, or on the U.S. dollar or foreign currencies, and/or on such indexes of U.S. and foreign securities as may exist or come into existence.

      A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables a fund, during the term of the contract, to lock in a price at which it may purchase a security and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables a fund to lock in a price at which it may sell a security and protect against declines in the value of portfolio securities.

      Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the fund will be able to enter into a closing transaction.

      MARGIN. If a fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

      Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve borrowing by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

      OPTIONS ON FUTURES CONTRACTS. Certain funds may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.

      The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

      LIMITATIONS ON FUTURES CONTRACTS AND OPTIONS ON FUTURES. The Commodity Futures Trading Commission ("CFTC") recently eliminated limitations on futures trading by certain regulated entities including registered investment companies and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment manager to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the fund, the Investment Manager has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act ("CEA") and, therefore, is not subject to the registration and regulatory requirements of the CEA, and therefore there are no limitations on the extent to which the fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the fund's PROSPECTUS or STATEMENT OF ADDITIONAL INFORMATION. There is no overall limitation on the percentage of the fund's net assets which may be subject to a hedge position.

      RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of a fund's portfolio securities. Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates and/or market movements against which a fund seeks a hedge. A correlation may also be distorted (a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends may still not result in a successful hedging transaction.

      There is no assurance that a liquid secondary market will exist for futures contracts and related options in which a fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the fund to make or take delivery of the underlying securities at a time when it may be disadvantageous to do so.

      Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal to the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, a fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, a fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the fund's ability to effectively hedge its portfolio.

      Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S. counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit a fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the fund's transactions effected on foreign exchanges.

      In the event of the bankruptcy of a broker through which a fund engages in transactions in futures or options thereon, the fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

      If a fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the fund, cash, U.S. Government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option. Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the fund to purchase the same contract at a price no higher than the price at which the short position was established.

      In addition, if a fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the fund. Alternatively, the fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the fund.

      ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by a fund may be "zero coupon" securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price).

      The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise.

For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as a fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the fund receives no interest payments in cash on the security during the year.

      INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. A fund may invest in real estate investment trusts (also known as "REITs"), which pool investors' funds for investments primarily in commercial real estate properties. Investment in real estate investment trusts may be the most practical available means for a fund to invest in the real estate industry (the funds are prohibited from investing in real estate directly). As a shareholder in a REIT, a fund would bear its ratable share of the REIT's expenses, including its advisory and administration fees. At the same time the fund would continue to pay its own investment management fees and other expenses, as a result of which the fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in REITs.

      INVERSE FLOATERS. Certain funds may invest a portion of their assets in inverse floaters. An inverse floater has a coupon rate that moves in the direction opposite to that of a designated interest rate index. Like most other fixed-income securities, the value of inverse floaters will decrease as interest rates increase. They are more volatile, however, than most other fixed-income securities because the coupon rate on an inverse floater typically changes at a multiple of the change in the relevant index rate. Thus, any rise in the index rate (as a consequence of an increase in interest rates) causes a correspondingly greater drop in the coupon rate of an inverse floater while a drop in the index rate causes a correspondingly greater increase in the coupon of an inverse floater. The value of some inverse floaters may also increase or decrease substantially because of changes in the rate of prepayments.

      LEVERAGING. Certain funds may borrow money from a bank to seek to enhance capital appreciation by leveraging its investments through purchasing securities with borrowed funds. The fund will maintain asset coverage with respect to any borrowings in accordance with the Investment Company Act. Leveraging the fund's investments has speculative characteristics.

      LENDING PORTFOLIO SECURITIES. A fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations.

      As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by a fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the fund. Any gain or loss in the market price during the loan period would inure to the fund.

      When voting or consent rights which accompany loaned securities pass to the borrower, a fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the fund's investment in the loaned securities. The fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

      WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From time to time, certain funds may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

      At the time a fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The fund will also establish a segregated account on the fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

      WHEN, AS AND IF ISSUED SECURITIES. Certain funds may purchase securities on a "when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the fund until the Investment Manager and/or Sub-Advisors determines that issuance of the security is probable. At that time, the fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the fund will also establish a segregated account on the fund's books in which it will maintain cash or cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

      The value of a fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the fund, may not exceed 5% of the value of the fund's total assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the fund's assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. A fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the fund at the time of sale.

      PRIVATE PLACEMENTS. Certain funds may invest in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent a fund from disposing of them promptly at reasonable prices. The fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

      Rule 144A permits a fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Manager and/or Sub-Advisors, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of a fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of fund illiquidity to the extent the fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

      CONVERTIBLE SECURITIES. Certain funds may invest in securities which are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

      To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by a fund at varying price levels above their investment values and/or their conversion values in keeping with a fund's objective.

      A portion of a fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as junk bonds. Although the fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

      ENHANCED AND SYNTHETIC CONVERTIBLES. Certain funds may invest a portion of their assets in "enhanced" convertible securities. Enhanced convertible securities offer holders the opportunity to obtain higher current income than would be available from a traditional equity security issued by the same company, in return for reduced participation or a cap on appreciation in the underlying common stock of the issuer which the holder can realize. In addition, in many cases, enhanced convertible securities are convertible into the underlying common stock of the issuer automatically at maturity, unlike traditional convertible securities which are convertible only at the option of the security holder. Enhanced convertible securities may be more volatile than traditional convertible securities due to the mandatory conversion feature.

      Certain funds also may invest a portion of their assets in "synthetic" convertible securities. Unlike traditional convertible securities whose conversion values are based on the common stock of the issuer of the convertible security, "synthetic" convertible securities are preferred stocks or debt obligations of an issuer which are combined with an equity component whose conversion value is based on the value of the common stock of a different issuer or a particular benchmark (which may include a foreign issuer or basket of foreign stocks, or a company whose stock is not yet publicly traded). In many cases, "synthetic" convertible securities are not convertible prior to maturity, at which time the value of the security is paid in cash by the issuer.

      "Synthetic" convertible securities may be less liquid than traditional convertible securities and their price changes may be more volatile. Reduced liquidity may have an adverse impact on the fund's ability to sell particular synthetic securities promptly at favorable prices and may also make it more difficult for the fund to obtain market quotations based on actual trades, for purposes of valuing the Fund's portfolio securities.

      Certain funds may invest without limitation in "exchangeable" convertible bonds and convertible preferred stock which are issued by one company, but convertible into the common stock of a different publicly traded company. These securities generally have liquidity trading and risk characteristics similar to traditional convertible securities.

      WARRANTS AND SUBSCRIPTION RIGHTS. Certain funds may acquire warrants and subscription rights. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

      A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

      OTHER INVESTMENT VEHICLES. Certain funds may acquire shares in other investment companies including foreign investment companies. Investment in foreign investment companies may be the sole or most practical means by which a fund may participate in certain foreign securities markets. A fund may invest in shares of various exchange-traded funds ("ETFs"), including exchange-traded index and bond funds. Exchange-traded index funds seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bonds rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an investment company, the fund would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time, the fund would continue to pay its own investment management fees and other expenses. As a result, the fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

      ADDITIONAL INFORMATION CONCERNING THE NASDAQ-100. The Nasdaq-100 Index Fund is not sponsored, endorsed, sold or promoted by The Nasdaq Stock Market (together with its affiliates, "Nasdaq"). Nasdaq has not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Fund. Nasdaq makes no representation or warranty, express or implied, to the owners of shares of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the Nasdaq-100 to track general stock market performance. Nasdaq's only relationship to the Fund is the licensing of certain trademarks or service marks and certain trade names of Nasdaq and use of the Nasdaq-100 which is determined, composed and calculated by Nasdaq without regard to the Fund. Nasdaq has no obligation to take the needs of the Fund or the owners of shares of the Fund into consideration in determining, composing or calculating the Nasdaq-100. Nasdaq is not responsible for and has not participated in the determination of the Fund's net asset value or the number of Fund shares to be issued or in the determination or calculation of the equation by which the Fund is redeemable for cash. Nasdaq has no obligation or liability in connection with the administration, marketing or trading of the Fund.

      NASDAQ DOES NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE NASDAQ-100 OR ANY DATA INCLUDED THEREIN. NASDAQ MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND, OWNERS OF SHARES OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE NASDAQ-100 OR ANY DATA INCLUDED THEREIN. NASDAQ MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE NASDAQ-100 OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL NASDAQ HAVE ANY LIABILITY FOR ANY SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

C. FUND POLICIES/INVESTMENT RESTRICTIONS

      The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

The Domestic Portfolio will:

      1.  Seek to maximize total investment return.

The International Portfolio will:

      1.  Seek long-term capital appreciation.

Each Portfolio MAY not:

      1. Invest 25% or more of the value of its total assets in securities of issuers in any one industry except that each Portfolio will concentrate its investments in the mutual fund industry. This restriction does not apply to a Portfolio's investments in the mutual fund industry by virtue of its investments in the Underlying Funds. This restriction also does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

      2. Borrow money except from a bank for temporary or emergency purposes, including the meeting of redemption requests in an amount not exceeding 331/3% of the value of each Portfolio's total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) at the time the borrowing is made.

      3. Purchase or sell real estate or interests therein, although each Portfolio may purchase Underlying Funds which purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

      4. Issue senior securities as defined in the Investment Company Act, except as a result of permitted borrowings and except insofar as each Portfolio may be deemed to have issued a senior security by reason of entering into repurchase agreements.

      5.   Make short sales of securities.

      6. Engage in the underwriting of securities, except insofar as a Portfolio or an Underlying Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

      7. Invest for the purpose of exercising control or management of any other issuer.

      8. Purchase or sell commodities or commodities contracts except that each Portfolio may invest in Underlying Funds which may purchase or write interest rate, currency and stock and bond index futures contracts and related options thereon.

      9. Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. (For the purpose of this restriction, collateral arrangements with respect to the writing of options by the Underlying Funds and collateral arrangements with respect to initial or variation margin for futures by the Underlying Funds are not deemed to be pledges of assets.)

      10. Purchase securities on margin (but a Portfolio may obtain short-term loans as are necessary for the clearance of transactions). The deposit or payment by an Underlying Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

      11. Make loans of money or securities, except by investment in repurchase agreements. (For the purpose of this restriction, lending of Portfolio securities by the Underlying Funds are not deemed to be loans).

      Notwithstanding any other investment policy or restriction, each Portfolio may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the respective Portfolio.

      Notwithstanding the foregoing investment restrictions, the Underlying Funds in which the Portfolios may invest have adopted certain investment restrictions which may be more or less restrictive than those listed above, which may permit a Portfolio to engage in investment strategies indirectly that are prohibited under the investment restrictions listed above. The investment restrictions of an Underlying Fund are located in the STATEMENT OF ADDITIONAL INFORMATION of that Underlying Fund.

----------

III. MANAGEMENT OF THE FUND

A. BOARD OF TRUSTEES

      The Board of Trustees of the Fund oversees the management of the Fund but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

      Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION

      Effective July 31, 2003, the Board of Directors/Trustees (for ease of reference referred to herein as "Trustees") of the Fund approved Joseph J. Kearns and Fergus Reid to serve as Independent Trustees on the Board of the Fund, thereby consolidating the existing Board of the Fund with the Board of Directors/Trustees of the open-end and closed-end registered investment companies managed by Morgan Stanley Investment Advisors Inc., Morgan Stanley Investment Management Inc. and Morgan Stanley Investments LP.

      TRUSTEES AND OFFICERS. The Board of the Fund consists of ten Trustees. These same individuals also serve as directors or trustees for all of the funds advised by the Investment Manager (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc., Morgan Stanley Investments LP and Morgan Stanley AIP GP LP (the "Institutional Funds"). Seven Trustees have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "Independent" Trustees. The other three Trustees (the "Management Trustees") are affiliated with the Investment Manager.

      The Independent Trustees of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee (as of July 31, 2003) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios) advised by the Investment Manager and any funds that have an investment advisor that is an affiliated person of the Investment Manager (including but not limited to Morgan Stanley Investment Management Inc. and Morgan Stanley Investments LP).

                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                                                                                           IN FUND
                           POSITION(S)   LENGTH OF                                         COMPLEX
NAME, AGE AND ADDRESS OF    HELD WITH      TIME        PRINCIPAL OCCUPATION(S) DURING      OVERSEEN     OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE      REGISTRANT     SERVED*             PAST 5 YEARS**              BY TRUSTEE           BY TRUSTEE
------------------------   -----------   ---------   ----------------------------------   ----------   --------------------------
Michael Bozic (62)           Trustee     Since       Retired; Director or Trustee of         216       Director of Weirton Steel
c/o Mayer, Brown,                        April       the Retail Funds and TCW/DW Term                  Corporation.
Rowe & Maw LLP                           1994        Trust 2003 (since April 1994) and
Counsel to the                                       the Institutional Funds (since
Independent Directors                                July 2003); formerly Vice Chairman
1675 Broadway                                        of Kmart Corporation (December
New York, NY                                         1998-October 2000), Chairman and
                                                     Chief Executive Officer of Levitz
                                                     Furniture Corporation (November
                                                     1995-November 1998) and President
                                                     and Chief Executive Officer of
                                                     Hills Department Stores (May
                                                     1991-July 1995); formerly
                                                     variously Chairman, Chief
                                                     Executive Officer, President and
                                                     Chief Operating Officer
                                                     (1987-1991) of the Sears
                                                     Merchandise Group of Sears,
                                                     Roebuck & Co.

Edwin J. Garn (71)           Trustee     Since       Director or Trustee of the Retail       216       Director of Franklin Covey
c/o Summit Ventures LLC                  January     Funds and TCW/DW Term Trust 2003                  (time management systems),
1 Utah Center                            1993        (since January 1993) and the                      BMW Bank of North America,
201 S. Main Street                                   Institutional Funds (since July                   Inc. (industrial loan
Salt Lake City, UT                                   2003); member of the Utah Regional                corporation), United Space
                                                     Advisory Board of Pacific Corp.;                  Alliance (joint venture
                                                     formerly United States Senator                    between Lockheed Martin
                                                     (R-Utah) (1974-1992) and Chairman,                and the Boeing Company)
                                                     Senate Banking Committee                          and Nuskin Asia Pacific
                                                     (1980-1986), Mayor of Salt Lake                   (multilevel marketing);
                                                     City, Utah (1971-1974), Astronaut,                member of the board of
                                                     Space Shuttle Discovery (April                    various civic and
                                                     12-19, 1985), and Vice Chairman,                  charitable organizations.
                                                     Huntsman Corporation (chemical
                                                     company).

----------

* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                                                                                           IN FUND
                           POSITION(S)   LENGTH OF                                         COMPLEX
NAME, AGE AND ADDRESS OF    HELD WITH      TIME        PRINCIPAL OCCUPATION(S) DURING      OVERSEEN     OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE      REGISTRANT     SERVED*             PAST 5 YEARS**              BY TRUSTEE           BY TRUSTEE
------------------------   -----------   ---------   ----------------------------------   ----------   --------------------------
Wayne E. Hedien (69)         Trustee     Since       Retired; Director or Trustee of         216       Director of The PMI Group
c/o Mayer, Brown,                        September   the Retail Funds and TCW/DW Term                  Inc. (private mortgage
Rowe & Maw LLP                           1997        Trust 2003; (since September 1997)                insurance); Trustee and
Counsel to the                                       and the Institutional Funds (since                Vice Chairman of The Field
Independent Directors                                July 2003); formerly associated                   Museum of Natural History;
1675 Broadway                                        with the Allstate Companies                       director of various other
New York, NY                                         (1966-1994), most recently as                     business and charitable
                                                     Chairman of The Allstate                          organizations.
                                                     Corporation (March 1993-December
                                                     1994) and Chairman and Chief
                                                     Executive Officer of its
                                                     wholly-owned subsidiary, Allstate
                                                     Insurance Company (July
                                                     1989-December 1994).

Dr. Manuel H. Johnson        Trustee     Since       Chairman of the Audit Committee         216       Director of NVR, Inc.
(54)                                     July        and Director or Trustee of the                    (home construction);
c/o Johnson Smick                        1991        Retail Funds and TCW/DW Term Trust                Chairman and Trustee of
International, Inc.                                  2003 (since July 1991) and the                    the Financial Accounting
2099 Pennsylvania                                    Institutional Funds (since July                   Foundation (oversight
Avenue, N.W.                                         2003); Senior Partner, Johnson                    organization of the
Suite 950                                            Smick International, Inc., a                      Financial Accounting
Washington, D.C.                                     consulting firm; Co-Chairman and a                Standards Board); Director
                                                     founder of the Group of Seven                     of RBS Greenwich Capital
                                                     Council (G7C), an international                   Holdings (financial
                                                     economic commission; formerly Vice                holding company).
                                                     Chairman of the Board of Governors
                                                     of the Federal Reserve System and
                                                     Assistant Secretary of the U.S.
                                                     Treasury.

Joseph J. Kearns (61)        Trustee     Since       Deputy Chairman of the Audit            217       Director of Electro Rent
PMB754                                   July        Committee and Director or Trustee                 Corporation (equipment
23852 Pacific                            2003        of the Retail Funds and TCW/DW                    leasing), The Ford Family
Coast Highway                                        Term Trust 2003 (since July 2003)                 Foundation, and the UCLA
Malibu, CA                                           and the Institutional Funds (since                Foundation.
                                                     August 1994); previously Chairman
                                                     of the Audit Committee of the
                                                     Institutional Funds (October
                                                     2001-July 2003); President, Kearns
                                                     & Associates LLC (investment
                                                     consulting); formerly CFO of the
                                                     J. Paul Getty Trust.

Michael E. Nugent (67)       Trustee     Since       Chairman of the Insurance               216       Director of various
c/o Triumph Capital, L.P.                July        Committee and Director or Trustee                 business organizations.
445 Park Avenue                          1991        of the Retail Funds and TCW/DW
New York, NY                                         Term Trust 2003 (since July 1991)
                                                     and the Institutional Funds (since
                                                     July 2001); General Partner of
                                                     Triumph Capital, L.P., a private
                                                     investment partnership; formerly
                                                     Vice President, Bankers Trust
                                                     Company and BT Capital Corporation
                                                     (1984-1988).

Fergus Reid (71)             Trustee     Since       Chairman of the Governance              217       Trustee and Director of
85 Charles Colman Blvd.                  July        Committee and Director or Trustee                 certain investment
Pawling, NY                              2003        of the Retail Funds and TCW/DW                    companies in the JPMorgan
                                                     Term Trust 2003 (since July 2003)                 Funds complex managed by
                                                     and the Institutional Funds (since                JP Morgan Investment
                                                     June 1992); Chairman of Lumelite                  Management Inc.
                                                     Plastics Corporation.

----------

* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

      The Trustees who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by each Management Trustee (as of July 31, 2003) and the other directorships, if any, held by the Trustee, are shown below.

                                                                                          NUMBER OF
                                                                                          PORTFOLIOS
                                                                                           IN FUND
                           POSITION(S)   LENGTH OF                                         COMPLEX
NAME, AGE AND ADDRESS OF    HELD WITH      TIME        PRINCIPAL OCCUPATION(S) DURING      OVERSEEN     OTHER DIRECTORSHIPS HELD
  INDEPENDENT TRUSTEE      REGISTRANT     SERVED*             PAST 5 YEARS**              BY TRUSTEE           BY TRUSTEE
------------------------   -----------   ---------   ----------------------------------   ----------   --------------------------
Charles A. Fiumefreddo     Chairman      Since       Chairman and Director or Trustee        216       None
(70)                       of the        July        of the Retail Funds and TCW/DW
c/o Morgan Stanley Trust   Board         1991        Term Trust 2003 (since July 1991)
Harborside Financial       and                       and the Institutional Funds (since
Center,                    Trustee                   July 2003); formerly Chief
Plaza Two,                                           Executive Officer of the Retail
Jersey City, NJ                                      Funds and the TCW/DW Term Trust
                                                     2003 (until September 2002).

James F. Higgins (55)      Trustee       Since       Director or Trustee of the Retail       216       Director of AXA Financial,
c/o Morgan Stanley Trust                 June        Funds and TCW/DW Term Trust 2003                  Inc. and The Equitable
Harborside Financial                     2000        (since June 2000) and the                         Life Assurance Society of
Center,                                              Institutional Funds (since July                   the United States
Plaza Two,                                           2003); Senior Advisor of Morgan                   (financial services).
Jersey City, NJ                                      Stanley (since August 2000);
                                                     Director of the Distributor and
                                                     Dean Witter Realty Inc.;
                                                     previously President and Chief
                                                     Operating Officer of the Private
                                                     Client Group of Morgan Stanley
                                                     (May 1999-August 2000), and
                                                     President and Chief Operating
                                                     Officer of Individual Securities
                                                     of Morgan Stanley (February
                                                     1997-May 1999).

Philip J. Purcell (60)     Trustee       Since       Director or Trustee of the Retail       216       Director of American
1585 Broadway                            April       Funds and TCW/DW Term Trust 2003                  Airlines, Inc. and its
New York, NY                             1994        (since April 1994) and the                        parent company, AMR
                                                     Institutional Funds (since July                   Corporation.
                                                     2003); Chairman of the Board of
                                                     Directors and Chief Executive
                                                     Officer of Morgan Stanley and
                                                     Morgan Stanley DW Inc.; Director
                                                     of the Distributor; Chairman of
                                                     the Board of Directors and Chief
                                                     Executive Officer of Novus Credit
                                                     Services Inc.; Director and/or
                                                     officer of various Morgan Stanley
                                                     subsidiaries.

----------

* This is the earliest date the Trustee began serving the Retail Funds. Each Trustee serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or Institutional Funds as applicable.

                                POSITION(S)          LENGTH
 NAME, AGE AND ADDRESS OF        HELD WITH           OF TIME                   PRINCIPAL OCCUPATION(S) DURING
    EXECUTIVE OFFICER           REGISTRANT           SERVED*                            PAST 5 YEARS**
---------------------------   --------------   -------------------   --------------------------------------------------
Mitchell M. Merin (50)        President        Since May 1999        President and Chief Operating Officer of Morgan
1221 Avenue of the Americas                                          Stanley Investment Management Inc.; President,
New York, NY                                                         Director and Chief Executive Officer of the
                                                                     Investment Manager and Morgan Stanley Services;
                                                                     Chairman and Director of the Distributor; Chairman
                                                                     and Director of the Transfer Agent; Director of
                                                                     various Morgan Stanley subsidiaries; President of
                                                                     Morgan Stanley Investments LP (since February
                                                                     2003); President of the Institutional Funds (since
                                                                     July 2003) and President of the Retail Funds and
                                                                     TCW/DW Term Trust 2003 (since May 1999); Trustee
                                                                     (since July 2003) and President (since December
                                                                     2002) of the Van Kampen Closed-End Funds; Trustee
                                                                     (since May 1999) and President (since October
                                                                     2002) of the Van Kampen Open-End Funds.

Barry Fink (48)               Vice President   Since February 1997   General Counsel (since May 2000) and Managing
1221 Avenue of the Americas   and General                            Director (since December 2000) of Morgan Stanley
New York, NY                  Counsel                                Investment Management; Managing Director (since
                                                                     December 2000), Secretary (since February 1997)
                                                                     and Director (since July 1998) of the Investment
                                                                     Manager and Morgan Stanley Services; Assistant
                                                                     Secretary of Morgan Stanley DW; Chief Legal
                                                                     Officer of Morgan Stanley Investments LP (since
                                                                     July 2002); Vice President of the Institutional
                                                                     Funds (since July 2003); Managing Director,
                                                                     Secretary and Director of the Distributor;
                                                                     previously Secretary of the Retail Funds (February
                                                                     1997-July 2003); previously Vice President and
                                                                     Assistant General Counsel of the Investment
                                                                     Manager and Morgan Stanley Services (February
                                                                     1997-December 2001).

Ronald E. Robison (64)        Executive Vice   Since April 2003      Chief Global Operations Officer and Managing
1221 Avenue of the Americas   President and                          Director of Morgan Stanley Investment Management
New York, NY                  Principal                              Inc.; Managing Director of Morgan Stanley & Co.
                              Executive                              Incorporated; Managing Director of Morgan Stanley;
                              Officer                                Managing Director, Chief Administrative Officer
                                                                     and Director of the Investment Manager and Morgan
                                                                     Stanley Services; Chief Executive Officer and
                                                                     Director of the Transfer Agent; Managing Director
                                                                     of the Distributor; Executive Vice President and
                                                                     Principal Executive Officer of the Institutional
                                                                     Funds (since July 2003); and TCW/DW Term Trust
                                                                     2003 (since April 2003); previously President
                                                                     (March 2001-July 2003) and (March 2001-July 2003)
                                                                     Director of the Institutional Funds.

Joseph J. McAlinden (60)      Vice President   Since July 1995       Managing Director and Chief Investment Officer of
1221 Avenue of the Americas                                          the Investment Manager, Morgan Stanley Investment
New York, NY                                                         Management Inc. and Morgan Stanley Investments LP;
                                                                     Director of the Transfer Agent, Chief Investment
                                                                     Officer of the Van Kampen Funds; Vice President of
                                                                     the Institutional Funds (since July 2003) and the
                                                                     Retail Funds (since July 1995).

Stefanie V. Chang (36)        Vice President   Since July 2003       Executive Director of Morgan Stanley & Co. and
1221 Avenue of the Americas                                          Morgan Stanley Investment Management Inc. and Vice
New York, NY                                                         President of the Institutional Funds (since
                                                                     December 1997) and the Retail Funds (since July
                                                                     2003); formerly practiced law with the New York
                                                                     law firm of Rogers & Wells (now Clifford Chance
                                                                     LLP).

----------

* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.

                                POSITION(S)          LENGTH
 NAME, AGE AND ADDRESS OF        HELD WITH           OF TIME                   PRINCIPAL OCCUPATION(S) DURING
    EXECUTIVE OFFICER           REGISTRANT           SERVED*                            PAST 5 YEARS**
---------------------------   --------------   -------------------   --------------------------------------------------
Francis J. Smith (38)         Treasurer and    Treasurer since       Executive Director of the Investment Manager and
c/o Morgan Stanley Trust      Chief Financial  July 2003 and Chief   Morgan Stanley Services (since December 2001);
Harborside Financial Center,  Officer          Financial Officer     previously Vice President of the Retail Funds
Plaza Two,                                     since September 2002  (September 2002-July 2003); previously Vice
Jersey City, NJ                                                      President of the Investment Manager and Morgan
                                                                     Stanley Services (August 2000-November 2001) and
                                                                     Senior Manager at PricewaterhouseCoopers LLP
                                                                     (January 1998-August 2000).

Thomas F. Caloia (57)         Vice President   Since July 2003       Executive Director (since December 2002) and
c/o Morgan Stanley Trust                                             Assistant Treasurer of the Investment Manager, the
Harborside Financial Center,                                         Distributor and Morgan Stanley Services;
Plaza Two,                                                           previously Treasurer of the Retail Funds (April
Jersey City, NJ                                                      1989-July 2003); formerly First Vice President of
                                                                     the Investment Manager, the Distributor and Morgan
                                                                     Stanley Services.

Mary E. Mullin (36)           Secretary        Since July 2003       Vice President of Morgan Stanley & Co.
1221 Avenue of the Americas                                          Incorporated and Morgan Stanley Investment
New York, NY                                                         Management Inc.; Secretary of the Institutional
                                                                     Funds (since June 1999) and the Retail Funds
                                                                     (since July 2003); formerly practiced law with the
                                                                     New York law firms of McDermott, Will & Emery and
                                                                     Skadden, Arps, Slate, Meagher & Flom LLP.

----------

* This is the earliest date the Officer began serving the Retail Funds. Each Officer serves an indefinite term, until his or her successor is elected.
** The dates referenced below indicating commencement of service as an Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.

      In addition, the following individuals who are officers of the Investment Manager or its affiliates serve as assistant secretaries of the Fund: A. Thomas Smith III, Sara Badler, Lou Anne D. McInnis, Carsten Otto, Ruth Rossi, Marilyn
K. Cranney, Joanne Doldo, Kathleen MacPeak, Elisa Mitchell, Elizabeth Nelson, Sheldon Winicour and Bennett MacDougall.

      For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of Investment Companies includes all of the registered investment companies advised by the Investment Manager) for the calendar year ended December 31, 2002 is shown below. Messrs. Kearns and Reid did not serve as Trustees of the Fund during the calendar year ended December 31, 2002.

                                                                            AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                             ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                          DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND      BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
   NAME OF TRUSTEE                 (AS OF DECEMBER 31, 2002)                           (AS OF DECEMBER 31, 2002)
----------------------    ---------------------------------------------     ----------------------------------------------
INDEPENDENT:

Michael Bozic                                 None                                           over $100,000

Edwin J. Garn                                 None                                           over $100,000

Wayne E. Hedien                               None                                           over $100,000

Dr. Manuel H. Johnson                         None                                           over $100,000

Michael E. Nugent                             None                                           over $100,000

INTERESTED:

Charles A. Fiumefreddo     $10,001 - $50,000 (International Portfolio)                       over $100,000

James F. Higgins                              None                                           over $100,000

Philip J. Purcell                             None                                           over $100,000

      As to each independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

      INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees including two Independent Trustees, serve as members of the Insurance Committee, and three Independent Trustees serve as members of the Governance Committee.

      The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

      The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent auditors; directing investigations into matters within the scope of the independent auditors' duties, including the power to retain outside specialists; reviewing with the independent auditors the audit plan and results of the auditing engagement; approving professional services provided by the independent auditors and other accounting firms prior to the performance of the services; reviewing the independence of the independent auditors; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board. The Audit Committee currently consists of Messrs. Bozic, Garn, Hedien, Johnson, Kearns, Nugent and Reid. Messrs. Kearns and Reid were appointed to the Audit Committee on July 31, 2003. During the Fund's fiscal year ended September 30, 2003, the Audit Committee held seven meetings.

      The Boards of the Retails Funds have a Governance Committee to (i) monitor and make recommendations on corporate governance matters and Board/committee policies and procedures; and (ii) oversee the periodic evaluations of the Board and any committees. The Governance Committee consists of Messrs. Bozic Reid, and Garn. The Governance Committee was established on July 31, 2003. No meetings were held during the Fund's most recent fiscal year end.

      Finally, the Boards of the Retail Funds have formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's fiscal year ended September 30, 2003, the Insurance Committee held two meetings. The Derivatives Committee was eliminated as of July 31, 2003.

      ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND INSTITUTIONAL FUNDS. The Independent Trustees and the funds' management believe that having the same Independent Trustees for each of the Retail Funds and Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the funds or even of sub-groups of funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each fund with the fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all fund boards enhances the ability of each fund to obtain, at modest cost to each separate fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

      TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

C. COMPENSATION

      Effective August 1, 2003, each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and Institutional Funds. In addition, each Independent Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year. The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000. Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and Institutional Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and Institutional Funds based on the relative net assets of each of the funds/portfolios of the Retail Funds and Institutional Funds.

      Prior to August 1, 2003, the Fund paid each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees, the Independent Trustees or Committees of the Board of Trustees attended by the Trustee (the Fund paid the Chairman of the Audit Committee an additional annual fee of $750, and the Chairmen of the Derivatives and Insurance Committees additional annual fees of $500). If a Board meeting and a meeting of the Independent Trustees or a Committee meeting (except an Audit Committee meeting), or a meeting of the Independent Trustees and/or more than one Committee meeting (except an Audit Committee meeting), took place on a single day, the Trustees were paid a single meeting fee by the Fund.

      The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee. The Fund pays Mr. Fiumefreddo an annual fee for his service as Chairman of the Board and for administrative services provided to the Board of Trustees.

      As such time as the Fund has paid fees to the Independent Trustees for a full fiscal year, and assuming that during such fiscal year the Fund holds the same number of Board and committee meetings as were held by the other Morgan Stanley Funds during the calendar year ended December 31, 2002, it is estimated that the compensation paid to each Independent Trustee during such fiscal year will be the amount shown in the following table:

                          FUND COMPENSATION (ESTIMATED)

                                                                     AGGREGATE
                                                                   COMPENSATION
NAME OF TRUSTEE                                                    FROM THE FUND
---------------                                                    -------------
Michael Bozic                                                            $ 31
Edwin J. Garn                                                              31
Wayne E. Hedien                                                            31
Dr. Manuel H. Johnson                                                      42
Joseph J. Kearns                                                           37
Michael E. Nugent                                                          37
Fergus Reid                                                                37
Charles A. Fiumefreddo                                                     63

      The following table illustrates the compensation paid to the Fund's Trustees for the calendar year ended December 31, 2002 for services to the Morgan Stanley Retail Funds (consisting of 123 portfolios) that were in operation at December 31, 2002. None of the Fund's Trustees received compensation from any other funds in the Fund Complex during the calendar year ended December 31, 2002 except for Messr. Nugent who also received compensation for his service as Director/Trustee to 13 Institutional Funds (consisting of 90 portfolios). Messrs. Kearns and Reid began serving as Director/Trustee of the Morgan Stanley Retail Funds on July 31, 2003, and did not receive compensation from the Morgan Stanley Funds for the calendar year ended December 31, 2002. Amounts shown in the table below for

Messrs. Kearns and Reid reflect compensation received for their service as Director/Trustee to 14 Institutional Funds (consisting of 91 portfolios) during the calendar year ended December 31, 2002. The compensation below includes attendance at the Derivative Committee meetings, three of which were held during the Fund's last fiscal year. The Derivatives Committee was eliminated on July 31, 2003.

               CASH COMPENSATION FROM MORGAN STANLEY FUND COMPLEX

                                                                   TOTAL CASH
                                                                  COMPENSATION
                                                                 FOR SERVICES TO
                                                                 MORGAN STANLEY
NAME OF TRUSTEE                                                   FUND COMPLEX
---------------                                                  ---------------
Michael Bozic                                                       $ 159,650
Edwin J. Garn                                                         159,650
Wayne E. Hedien                                                       158,950
Dr. Manuel H. Johnson                                                 226,063
Joseph J. Kearns*                                                      95,500
Michael E. Nugent                                                     296,475
Fergus Reid*                                                           95,500
Charles A. Fiumefreddo                                                360,000

----------

* Messrs. Kearns and Reid began serving the Retail Board on July 31, 2003. Amounts shown in the table above include certain amounts deferred by Messrs. Kearns and Reid during their service on the Boards of the Institutional Funds. In connection with a deferred fee arrangement, pursuant to which Messrs. Kearns and Reid may defer to a later date the receipt of Trustees fees. The cumulative amounts deferred by Messrs. Kearns and Reid were $274,204 and $454,541, respectively.

      As of the date of this STATEMENT OF ADDITIONAL INFORMATION, 49 of the Morgan Stanley Retail Funds, not including the Fund, have adopted a retirement program under which an Independent Director/Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director/Trustee of any Morgan Stanley Retail Funds that have adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such director/trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service.

      Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 30.22% of his or her Eligible Compensation plus 0.5036662% of such Eligible Compensation for each full month of service as an independent director/trustee of any Adopting Fund in excess of five years up to a maximum of 60.44% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are accrued as expenses by the Adopting Funds. Such benefits are not secured or funded by the Adopting Funds.

      The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the 49 Morgan Stanley Retail Funds (not including the Fund) for the calendar year ended December 31, 2002, and the estimated retirement benefits for the Independent Trustees, to commence upon their retirement, from the 49 Morgan Stanley Retail Funds as of December 31, 2002. For the calendar year ended December 31, 2002, no retirement benefits were accrued to the Independent Trustees from any other funds in the Fund Complex. Messrs. Kearns and Reid began serving as Trustees of the Funds on July 31, 2003. As of this STATEMENT OF ADDITIONAL INFORMATION, Messrs. Kearns and Reid do not participate in the retirement program.

----------
(1) An Eligible Trustee may elect alternative payments of his or her retirement benefits based upon the combined life expectancy of the Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to a lower percentage of the periodic amount when both spouses were alive. The amount estimated to be payable under this method, through the remainder of the later of the lives of the Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit.

            RETIREMENT BENEFITS FROM ALL MORGAN STANLEY RETAIL FUNDS

                                              FOR ALL ADOPTING FUNDS
                                           ----------------------------    RETIREMENT
                                             ESTIMATED                      BENEFITS     ESTIMATED ANNUAL
                                             CREDITED                      ACCRUED AS        BENEFITS
                                             YEARS OF       ESTIMATED       EXPENSES      UPON RETIREMENT
                                            SERVICE AT    PERCENTAGE OF      BY ALL          FROM ALL
                                            RETIREMENT      ELIGIBLE        ADOPTING         ADOPTING
NAME OF INDEPENDENT TRUSTEE                (MAXIMUM 10)   COMPENSATION        FUNDS          FUNDS(2)
---------------------------                ------------   -------------    ----------    ----------------
Michael Bozic                                   10              60.44%      $ 18,457         $ 47,838
Edwin J. Garn                                   10              60.44         23,881           47,878
Wayne E. Hedien                                  9              51.37         34,473           40,842
Dr. Manuel H. Johnson                           10              60.44         19,803           70,050
Michael E. Nugent                               10              60.44         32,362           62,646

----------

(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) on page [25].

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

      As of November 7, 2003, the following out 5% or more of the outstanding shares of Class A -- Domestic Portfolio: Greg D. Taylor, 16419 Battlecreek Dr., Houston, TX 77095-3947 -11.13%; Anesthesia Assoc. of Cinti Inc. PSP, FBO Jeffrey
L. Roth, MD, Thomas Leken, Trustee, 825 Reilly Rd., Cincinnati, OH 45215-2590 -7.45%; H. Edstrom & M. Edstrom, Co-Trustees, Edstrom Family Trust, 23312 Happy Valley Dr., Newhall, CA 91321-2639 -5.67% and Morgan Stanley DW Inc. ("Morgan Stanley DW"), custodian for William B. Hayes, IRA Rollover, 10409 Guardhill Lane, Noblesville, IN 46060-7984 -5.35%. As of November 7, 2003, the following owned 5% or more of the outstanding shares of Class D -- Domestic Portfolio:
Morgan Stanley DW, custodian for Curtis R. Eakin, IRA SEP, 8623 California Ave., South Gate, CA 90280-3003 -30.69%; Morgan Stanley Investment Advisors Inc.,
Attn: Elie Cohen, 195 Broadway, 18th Fl., New York, NY 10007-3100 -16.51%; Morgan Stanley DW, custodian for Dr. Gregory Alan Teas, IRA STD/Rollover, 1123 Ashland, River Forest, IL 60305-1437 -12.16%; Morgan Stanley DW, custodian for Raymond G. Lueck, IRA Rollover, 18640 Benington Dr., Brookfield, WI 53045-5421 -10.18% and Morgan Stanley DW, custodian for Edward Lee Murray Jr., IRA STD/Rollover, 5312 Riverbriar Rd., Knoxville, TN 37919-9335 -9.20%.

      As of November 7, 2003, no shareholder was known to own beneficially or of record as much as 5% of any outstanding shares of Class A, Class B, Class C or Class D of the International Portfolio.

      As of the date of this STATEMENT OF ADDITIONAL INFORMATION, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of a Portfolio's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES

A. INVESTMENT MANAGER

      The Investment Manager to each Portfolio of the Fund is Morgan Stanley Investment Advisors Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

      Pursuant to an Investment Management Agreement (the "Management Agreement") with the Investment Manager, the Fund has retained the Investment Manager to provide administrative services and manage the investment of each Portfolio's assets, including the placing of orders for the purchase and sale of securities. The Portfolios do not pay a management fee to the Investment Manager. However, each Portfolio, through its investments in an Underlying Fund, will pay its pro rata share of the investment management fees paid to the Investment Manager of the Underlying Fund.

      Each Underlying Fund has entered into an investment management agreement with the Investment Manager. The Underlying Funds pay to the Investment Manager monthly compensation calculated daily according to the annual rates set forth in each Underlying Fund's investment management agreement. In addition, with respect to certain Underlying Funds, the Investment Manager retains a Sub-Advisor, to manage Underlying Fund assets pursuant to a sub-advisory agreement. Morgan Stanley Investment Management Inc. serves as Sub-Advisor to the following Underlying Funds: Growth Fund and Real Estate Fund. Morgan Stanley Investment Management Limited serves as Sub-Advisor to the following Underlying
Funds: Global Advantage Fund, European Growth Fund, International SmallCap Fund and International Value Equity Fund. Morgan Stanley Asset & Investment Trust Management Co., Limited serves as Sub-Advisor to the following Underlying Funds:
Japan Fund and Pacific Growth Fund. In addition, Morgan Stanley Investment Management Company also serves as a Sub-Advisor for Pacific Growth Fund.The Investment Manager pays each Sub-Advisor compensation as provided in the applicable sub-advisory agreement. For information about the fee rates and compensation paid under an Underlying Fund's management agreement and, if applicable, sub-advisory agreement, please refer to the Underlying Fund's Statement of Additional Information, which is available free of charge by calling (800) 869-NEWS (toll-free).

      The Investment Manager has retained its wholly-owned subsidiary, Morgan Stanley Services, to perform administrative services for each Portfolio.

      In approving the Management Agreement, the Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services, the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Management Agreement was in the best interest of the Fund and its shareholders.

B. PRINCIPAL UNDERWRITER

      The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, each Portfolio's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of each Portfolio. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

      The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of Portfolio shares and incentive compensation to Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the shares of each Portfolio, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of Portfolio shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and each Portfolio's shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

      The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund, a Portfolio or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT MANAGER

      The Investment Manager manages the investment of each Portfolio's assets, including the placing of orders for the purchase and sale of securities. The Investment Manager obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously oversee the management of the assets of each Portfolio in a manner consistent with its investment objectives.

      Under the terms of the Management Agreement, in addition to managing each Portfolio's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent auditors and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

      Expenses not expressly assumed by the Investment Manager under the Management Agreement or by the Distributor, will be paid by the Fund or each Portfolio depending on the nature of the expense. These expenses will be allocated among the four Classes of shares of each Portfolio pro rata based on the net assets of the Portfolio attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and Portfolio shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the shareholders of each Portfolio; all expenses of shareholders' and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of Portfolio shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager); fees and expenses of the Fund's independent auditors; membership dues of industry associations; interest on Portfolio borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

      The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund, each Portfolio or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

      The Management Agreement as to each Portfolio will remain in effect from year to year provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of that Portfolio, or by the Trustees, including a majority of the Independent Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees, including a majority of the Independent Trustees.

D. DEALER REALLOWANCES

      Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN

      The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class of a Portfolio, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25%, 1.0% and 1.0% of the average daily net assets of Class A, Class B and Class C, respectively.

      The Distributor also receives the proceeds of front-end sales charges ("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that, with respect to each Portfolio, it and/or Morgan Stanley DW received the proceeds of CDSCs and FSCs, for the fiscal years ended September 30, 2001, 2002 and 2003, in approximate amounts as provided in the tables below (the Distributor did not retain any of these amounts).

DOMESTIC PORTFOLIO                2003                    2002                    2001
------------------        ---------------------   ---------------------   ---------------------
Class A                    FSCs:(1)    $ 13,478    FSCs:(1)    $ 12,260    FSCs:(1)    $  6,838
                          CDSCs:       $  1,000   CDSCs:       $      0   CDSCs:       $     10
Class B                   CDSCs:       $ 57,881   CDSCs:       $ 78,338   CDSCs:       $ 57,965
Class C                   CDSCs:       $    512   CDSCs:       $  1,230   CDSCs:       $  6,092

----------
(1)   FSCs apply to Class A only.

INTERNATIONAL PORTFOLIO           2003                    2002                    2001
-----------------------   ---------------------   ---------------------   --------------------
Class A                    FSCs:(1)    $  6,738    FSCs:(1)    $ 10,253    FSCs:(1)    $ 10,981
                          CDSCs:       $ 26,209   CDSCs:       $     29   CDSCs:       $     29
Class B                   CDSCs:       $ 53,414   CDSCs:       $ 66,006   CDSCs:       $ 79,237
Class C                   CDSCs:       $    260   CDSCs:       $  2,947   CDSCs:       $  2,299

----------
(1)   FSCs apply to Class A only.

      The Distributor has informed the Fund that the entire fee payable by Class A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an "asset-based sales charge" as such is defined by the Rules of the NASD.

      Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. Class B shares of the Domestic Portfolio and the International Portfolio accrued amounts payable to the Distributor under the Plan, during the fiscal year ended September 30, 2003, of $194,110 and $196,704, respectively. These amounts are equal to 1.00% of the average daily net assets of Class B shares of each Portfolio for the fiscal year. Class A shares of the Domestic Portfolio and the International Portfolio accrued amounts payable to the Distributor under the Plan during the fiscal year ended September 30, 2003, amounting to $2,269 and $5,399, respectively. These amounts were equal to 0.23% of the average daily net assets of Class A shares of the Domestic Portfolio and the International Portfolio for the fiscal year. With respect to Class C shares, the Domestic Portfolio and the International Portfolio accrued payments under the Plan amounting to $22,284 and $17,730, respectively, during the fiscal year ended September 30, 2003. These amounts were equal to 1.00%, of the average daily net assets of Class C shares of the Domestic Portfolio and the International Portfolio for the fiscal year.

      The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method each Portfolio offers four Classes, each with a different distribution arrangement.

      With respect to Class A shares of each Portfolio, Morgan Stanley DW compensates its Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value of the respective accounts for which they are the Financial Advisors or dealers of record in all cases. On orders of $1 million or more (for which no sales charge was paid) or net asset value purchases by employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which (i) the Transfer Agent serves as Trustee, (ii) Morgan Stanley's Retirement Plan Services serves as recordkeeper pursuant to a written Recordkeeping Services Agreement or (iii) an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan Services ("Morgan Stanley Eligible Plans"), the Investment Manager compensates Financial Advisors by paying them, from its own funds, a gross sales credit of 1.0% of the amount sold.

      With respect to Class B shares of each Portfolio, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 5.0% of the amount sold (except as provided in the following sentence) and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases. In the case of Class B shares purchased by Morgan Stanley Eligible Plans, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, a gross sales credit of 3.0% of the amount sold.

      With respect to Class C shares of each Portfolio, Morgan Stanley DW compensates its Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

      With respect to Class D shares of each Portfolio other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice Program, the Investment Manager compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, commissions for the sale of Class D shares, currently a gross sales credit of up to 1.0% of the amount sold. There is a chargeback of 100% of the amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the amount paid if the Class D shares are redeemed in the second year after purchase. The Investment Manager also compensates Morgan Stanley DW's Financial Advisors by paying them, from its own funds, an annual residual commission, currently up to 0.10% of the current value of the respective accounts for which they are the Financial Advisors of record (not including accounts of participants in the Investment Manager's mutual fund asset allocation program and the Morgan Stanley Choice Program).

      The gross sales credit is a charge which reflects commissions paid by Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including (a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Portfolio shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Portfolio shares; and (d) other expenses relating to branch promotion of Portfolio sales.

      The Investment Manager pays a retention fee to Financial Advisors at an annual rate of 0.05% of the value of shares of the Fund held for at least one year. Shares purchased through the reinvestment of dividends will be eligible for a retention fee, provided that such dividends were earned on shares otherwise eligible for a retention fee payment. Shares owned in variable annuities, closed-end fund shares and shares held in 401(k) plans where the Transfer Agent or Morgan Stanley's Retirement Plan Services is either recordkeeper or trustee are not eligible for a retention fee.

      The retention fees are paid by the Investment Manager from its own assets, which may include profits from investment management fees payable under the Management Agreement, as well as from borrowed funds.

      The distribution fee that the Distributor receives from the Fund under the Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of each Portfolio and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest (computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of each Portfolio of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

      The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of each Portfolio's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including a majority of the Independent Trustees. Expenses representing the service fee (for Class A) or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by each Portfolio, the Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of each Portfolio, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by each Portfolio, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of each Portfolio's Class A and Class C shares.

      Each Class of the Domestic Portfolio paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended September 30, 2003 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $5,946,881 on behalf of Class B shares of the Domestic Portfolio since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 46.45% ($2,762,207) -- advertising and promotional expenses; (ii) 2.59% ($154,296) -- printing of prospectuses for distribution to other than current shareholders; and (iii) 50.96% ($3,030,378) -- other expenses, including the gross sales credit and the carrying charge, of which 8.57% ($259,696) represents carrying charges, 37.85% ($1,147,062) represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other selected broker-dealer representatives, and 53.58% ($1,623,620) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended September 30, 2003 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

      Each Class of the International Portfolio paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended September 30, 2003 to the Distributor. The Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $3,940,734 on behalf of Class B shares of the International Portfolio since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways: (i) 42.56% ($1,677,226) -- advertising and promotional expenses; (ii) 2.64% ($104,159) -- printing of prospectuses for distribution to other than current shareholders; and (iii) 54.80% ($2,159,349) -- other expenses, including the gross sales credit and the carrying charge, of which 5.10% ($110,134) represents carrying charges, 39.29% ($848,375) represents commission credits to Morgan Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other selected broker-dealer representatives, and 55.61% ($1,200,840) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended September 30, 2003 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

      In the case of Class B shares, at any given time, the expenses of distributing shares of each Portfolio may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Portfolios had been incurred and $750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. With respect to Class B shares of the Domestic Portfolio and the International Portfolio, the Distributor has advised the Fund that the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of each Portfolio's Class B shares, totaled $3,972,407 and $2,461,844, respectively, as of September 30, 2003 (the end of the Fund's fiscal year). These amounts were equal to 18.22% and 12.40%, respectively, of the net assets of Class B shares of the Domestic Portfolio and the International Portfolio on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

      In the case of each Portfolio's Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized broker-dealer representatives at the time of sale may be reimbursed in the subsequent calendar year. With respect to Class C shares of both the Domestic Portfolio and International Portfolio, the Distributor has advised the Fund that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A or Class C at December 31, 2002 (the end of the calendar year). No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

      No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

      On an annual basis, the Trustees, including a majority of the Independent Trustees, consider whether the Plan should be continued as to each Portfolio. Prior to approving the last continuation of the Plan as to each Portfolio, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) each Portfolio's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated; (2) the benefits each Portfolio had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Portfolio investors a choice of alternatives for payment of distribution and service charges and to enable each Portfolio to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Portfolio shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to each Portfolio and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of each

Portfolio and would have a reasonable likelihood of continuing to benefit each Portfolio and its shareholders. In the Trustees' quarterly review of the Plan, they will consider its continued appropriateness and the level of compensation provided therein.

      The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of each Portfolio, and all material amendments to the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of each Portfolio (as defined in the Investment Company Act) on not more than 30 days' written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. OTHER SERVICE PROVIDERS
(1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

      Morgan Stanley Trust is the Transfer Agent for each Portfolio's shares and the Dividend Disbursing Agent for payment of dividends and distributions on Portfolio shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza Two, 2nd Floor, Jersey City, NJ 07311.

(2) CUSTODIAN AND INDEPENDENT AUDITORS

      The Bank of New York, 100 Church Street, New York, NY 10286, is the Custodian of each Portfolio's assets. A Portfolio's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

      Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, serves as the independent auditors of the Fund. The independent auditors are responsible for auditing the annual financial statements of the Fund.

(3) AFFILIATED PERSONS

      The Transfer Agent is an affiliate of the Investment Manager and the Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G. CODES OF ETHICS

      The Fund, the Investment Manager and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES

A. BROKERAGE TRANSACTIONS

      Subject to the general supervision of the Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Portfolios and arranges for the execution of portfolio security transactions on behalf of the Portfolios. Purchases of portfolio securities are made from dealers, underwriters and issuers; sales, if any, prior to maturity, are made to dealers and issuers. The Portfolios do not normally incur any brokerage commission expenses. Money market instruments are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.

      For the fiscal years ended September 30, 2001, 2002 and 2003, the Portfolios paid no brokerage commissions.

B. COMMISSIONS

      Pursuant to an order of the SEC, the Portfolios may effect principal transactions in certain money market instruments with Morgan Stanley DW. The Portfolios will limit their transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan Stanley DW is better than that available from other dealers.

      During the fiscal years ended September 30, 2001, 2002 and 2003, the Portfolios did not effect any principal transactions with Morgan Stanley DW.

      While the Portfolios do not anticipate that they will incur any brokerage commissions, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for a Portfolio, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard.

      The Portfolios did not pay any brokerage commissions to any affiliated brokers or dealers during the fiscal years ended September 30, 2001, 2002 and 2003.

C. BROKERAGE SELECTION

      The policy of the Fund regarding purchases and sales of securities for each of its Portfolios is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes the prices and executions are obtainable from more than one dealer, it may give consideration to placing portfolio transactions with those dealers who also furnish research and other services to the Portfolios or the Investment Manager. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Portfolios directly.

D. DIRECTED BROKERAGE

      For the fiscal year ended September 30, 2003, the Portfolios did not pay any brokerage commissions to brokers because of research services provided.

E. REGULAR BROKER-DEALERS

      During the fiscal year ended September 30, 2003, the Portfolios did not purchase securities issued by brokers or dealers that were among the ten brokers or the ten dealers that executed transactions for or with the Portfolios in the largest dollar amounts during the year. At September 30, 2003, the Portfolios did not own any securities issued by any of these issuers.

VII. CAPITAL STOCK AND OTHER SECURITIES

      The shareholders of each Portfolio are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest of each Portfolio. All shares of beneficial interest of each Portfolio are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class B and Class C bear expenses related to the distribution of their respective shares.

      The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the PROSPECTUS.

      The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees. In addition, under certain circumstances the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

      Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

      The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES

A. PURCHASE/REDEMPTION OF SHARES

      Information concerning how the shares of each Portfolio are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's PROSPECTUS.

      TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of Portfolio shares, the application of proceeds to the purchase of new shares in a Portfolio or any other Morgan Stanley Fund and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

      The Distributor and any authorized broker-dealer have appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Portfolio shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transaction pursuant to the exchange privilege.

      TRANSFERS OF SHARES. In the event a shareholder requests a transfer of Portfolio shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to the CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis (that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

      OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B. OFFERING PRICE

      Each Portfolio's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor, Morgan Stanley DW, and other authorized dealers as described in Section "V. Investment Management and Other Services -- E. Rule 12b-1 Plan." The price of each Portfolio's shares, called "net asset value," is based on the value of each Portfolio's securities. Net asset value per share of each Class is calculated by dividing the value of the portion of a Portfolio's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees. For more information on how the net asset value of an Underlying Fund is calculated please see the "Pricing Portfolio Shares" section of the Fund's PROSPECTUS and the "Pricing Fund Shares" section of the Underlying Funds' prospectuses.

      Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS

      The Portfolios generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return. The tax treatment of the investment activities of the Portfolios will affect the amount, timing and character of the distributions made by the Portfolios. Tax issues relating to the Portfolios are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or 401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

      INVESTMENT COMPANY TAXATION. Each Portfolio intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As such, the Portfolios will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it distributes such income and capital gains to its shareholders.

      Each Portfolio generally intends to distribute sufficient income and gains so that the Portfolio will not pay corporate income tax on its earnings. Each Portfolio also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, a Portfolio may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, such Portfolio will pay federal income tax (and possibly excise tax) on such retained gains.

      Gains or losses on sales of securities by a Portfolio or the Underlying Funds will be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by a Portfolio or an Underlying Fund when an Underlying Fund invests in forward foreign currency exchange contracts, options and futures transactions. Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by a Portfolio.

      Under certain tax rules, certain funds may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though such funds receives no payments in cash on the security during the year. To the extent that any fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the fund level. Such distributions will be made from the available cash of the fund or by liquidation of fund securities if necessary. If a distribution of cash necessitates the liquidation of fund securities, the Investment Manager will select which securities to sell. A fund may realize a gain or loss from such sales. In the event a fund realizes net capital gains from such transactions, the Portfolio and consequently its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

      TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will have to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from each Portfolio of the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Under recently enacted legislation, ordinary income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

      Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held a Portfolio's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the maximum rate on dividends would move to 35% in 2009 and 39.6% in 2011.

      Shareholders are generally taxed on any ordinary dividend or capital gain distributions from each Portfolio of the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

      Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that a Portfolio earns and distributes qualifying dividends from its investments. Distributions of net capital gains by a Portfolio will not be eligible for the dividends received deduction.

      Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by a Portfolio of investment income and short-term capital gains.

      After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

      PURCHASES AND REDEMPTIONS AND EXCHANGES OF PORTFOLIO SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing shares of a Portfolio immediately prior to a distribution record date.

      In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Portfolio shares is normally treated as a sale for tax purposes. Shares of a Portfolio held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains realized by non-corporate shareholders is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

      Gain or loss on the sale or redemption of shares in a Portfolio is measured by the difference between the amount received and the tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

      Exchanges of Portfolio shares for shares of another Portfolio or fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first Portfolio, followed by the purchase of shares in the second Portfolio or fund.

      If a shareholder realizes a loss on the redemption or exchange of shares of a Portfolio and reinvests in shares of such Portfolio within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS

      The shares of each Portfolio are offered to the public on a continuous basis. The Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1 Plan."

XI. CALCULATION OF PERFORMANCE DATA

      From time to time, each Portfolio may quote its "total return" in advertisements and sales literature. These figures are computed separately for Class A, Class B, Class C and Class D shares. The "average annual total return" of each Portfolio represents an annualization of each Portfolio's total return over a particular period and is computed by finding the annual percentage rate which will result in the ending redeemable value of a hypothetical $1,000 investment made at the beginning of a one, five or ten year period, or for the period from the date of commencement of operations, if shorter than any of the foregoing. The ending redeemable value is reduced by any contingent deferred sales charge ("CDSC") at the end of the one, five, ten year or other period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing the average annual total return involves a percentage obtained by dividing the ending redeemable value by the amount of the initial investment (which in the case of Class A shares is reduced by the Class A initial sales charge), taking a root of the quotient (where the root is equivalent to the number of years in the period) and subtracting 1 from the result. Based on this calculation, the average annual total returns are as follows:

        AVERAGE ANNUAL RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                        PERIOD ENDING SEPTEMBER 30, 2003

                             INCEPTION
DOMESTIC PORTFOLIO              DATE:     1 YEAR   5 YEARS   LIFE OF FUND
------------------           ----------   ------   -------   ------------
Class A                       11/25/97    21.80%    1.90%       1.22%
Class B                       11/25/97    22.49%    1.89%       1.25%
Class C                       11/25/97    26.45%    2.31%       1.47%
Class D                       11/25/97    28.76%    3.24%       2.39%

                             INCEPTION
INTERNATIONAL PORTFOLIO         DATE:     1 YEAR   5 YEARS   LIFE OF FUND
-----------------------      ----------   ------   -------   ------------
Class A                       11/25/97    12.48%    0.48%       -1.08%
Class B                       11/25/97    12.97%    0.43%       -1.05%
Class C                       11/25/97    17.03%    0.89%       -0.83%
Class D                       11/25/97    19.12%    1.83%        0.08%

      In addition, the Fund may advertise its total return for each Class over different periods of time by means of aggregate, average, year-by-year or other types of total return figures. These calculations may or may not reflect the imposition of the maximum front-end sales charge for Class A or the deduction of the CDSC for each of Class B and Class C which, if reflected, would reduce the performance quoted. For example, the average annual total return of the Fund may be calculated in the manner described above, but without deduction for any applicable sales charge. Based on this calculation, the average annual total returns are as follows:

          AVERAGE ANNUAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                        PERIOD ENDING SEPTEMBER 30, 2003

                             INCEPTION
DOMESTIC PORTFOLIO              DATE:     1 YEAR   5 YEARS   LIFE OF FUND
------------------           ----------   ------   -------   ------------
Class A                       11/25/97    28.55%    3.01%       2.15%
Class B                       11/25/97    27.49%    2.21%       1.39%
Class C                       11/25/97    27.45%    2.31%       1.47%
Class D                       11/25/97    28.76%    3.24%       2.39%

                             INCEPTION
INTERNATIONAL PORTFOLIO         DATE:     1 YEAR   5 YEARS   LIFE OF FUND
-----------------------      ----------   ------   -------   ------------
Class A                       11/25/97    18.72%    1.57%       -0.16%
Class B                       11/25/97    17.97%    0.80%       -0.90%
Class C                       11/25/97    18.03%    0.89%       -0.83%
Class D                       11/25/97    19.12%    1.83%        0.08%

      In addition, the Fund may compute its aggregate total return for each Class for specified periods by determining the aggregate percentage rate which will result in the ending value of a hypothetical $1,000 investment made at the beginning of the period. For the purpose of this calculation, it is assumed that all dividends and distributions are reinvested. The formula for computing aggregate total return involves a percentage obtained by dividing the ending value (without reduction for any sales charge) by the initial $1,000 investment and subtracting 1 from the result. Based on the foregoing calculation, the aggregate total returns are as follows:

          AGGREGATE TOTAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                        PERIOD ENDING SEPTEMBER 30, 2003

                             INCEPTION
DOMESTIC PORTFOLIO              DATE:     1 YEAR   5 YEARS   LIFE OF FUND
------------------           ----------   ------   -------   ------------
Class A                       11/25/97    28.55%   15.97%       13.27%
Class B                       11/25/97    27.49%   11.55%        8.39%
Class C                       11/25/97    27.45%   12.08%        8.90%
Class D                       11/25/97    28.76%   17.31%       14.81%

                             INCEPTION
INTERNATIONAL PORTFOLIO         DATE:     1 YEAR   5 YEARS   LIFE OF FUND
-----------------------      ----------   ------   -------   ------------
Class A                       11/25/97    18.72%    8.10%       -0.94%
Class B                       11/25/97    17.97%    4.08%       -5.14%
Class C                       11/25/97    18.03%    4.53%       -4.74%
Class D                       11/25/97    19.12%    9.50%        0.46%

      The Portfolios may also advertise the performance of hypothetical investments of $10,000, $50,000 and $100,000 in each Class of shares of each Portfolio by adding 1 to each Portfolio's aggregate total return to date (expressed as a decimal and without taking into account the effect of any applicable CDSC) and multiplying by $9,475, $48,000 and $97,000 in the case of Class A (investments of $10,000, $50,000 and $100,000 adjusted for the initial sales charge) or by $10,000, $50,000 and $100,000 in the case of each of Class B, Class C and Class D, as the case may be. Investments of $10,000, $50,000 and $100,000 in each Class of the respective Portfolios at inception of the Class would have grown/declined to the following amounts at September 30, 2003:

                                            INVESTMENT AT INCEPTION OF:
                             INCEPTION    -------------------------------
DOMESTIC PORTFOLIO             DATE:      $10,000     $50,000    $100,000
------------------           ----------   --------   ---------   ---------
Class A                       11/25/97    $ 10,732   $  54,370   $ 109,872
Class B                       11/25/97      10,839      54,195     108,390
Class C                       11/25/97      10,890      54,450     108,900
Class D                       11/25/97      11,481      57,405     114,810

                                            INVESTMENT AT INCEPTION OF:
                             INCEPTION    -------------------------------
INTERNATIONAL PORTFOLIO        DATE:      $10,000     $50,000    $100,000
-----------------------      ----------   --------   ---------   ---------
Class A                       11/25/97    $  9,386   $  47,549   $  96,088
Class B                       11/25/97       9,486      47,430      94,860
Class C                       11/25/97       9,526      47,630      95,260
Class D                       11/25/97      10,046      50,230     100,460

      The after-tax returns of the Fund may also be advertised or otherwise reported. This is generally calculated in a manner similar to the computation of average annual total returns discussed above, except that the calculation also reflects the effect of taxes on returns. Based on these calculations, the average annual total returns after taxes on distributions and after taxes on distributions and redemptions for Class B are as follows:

   AVERAGE ANNUAL AFTER-TAX RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                                     CLASS B
                        PERIOD ENDING SEPTEMBER 30, 2003

CALCULATION METHODOLOGY                        INCEPTION
DOMESTIC PORTFOLIO                                DATE:    1 YEAR   5 YEARS   LIFE OF FUND
-----------------------                        ---------   ------   -------   ------------
After taxes on distributions                    11/25/97   22.49%    0.15%       -0.24%
After taxes on distributions and redemptions    11/25/97   14.62%    0.72%        0.29%

CALCULATION METHODOLOGY                        INCEPTION
INTERNATIONAL PORTFOLIO                           DATE:    1 YEAR   5 YEARS   LIFE OF FUND
-----------------------                        ---------   ------   -------   ------------
After taxes on distributions                    11/25/97   12.97%    -0.18%      -1.62%
After taxes on distributions and redemptions    11/25/97    8.43%     0.11%      -1.14%

      Each Portfolio from time to time may also advertise its performance relative to certain performance rankings and indexes compiled by recognized organizations.

XII. FINANCIAL STATEMENTS

      EXPERTS. The financial statements of the Fund for the fiscal year ended September 30, 2003 included in this STATEMENT OF ADDITIONAL INFORMATION and incorporated by reference in the PROSPECTUS have been so included and incorporated herein in reliance on the report of Deloitte & Touche LLP, independent auditors, given on the authority of such firm as experts in auditing and accounting.

                                      *****

      This STATEMENT OF ADDITIONAL INFORMATION and the PROSPECTUS do not contain all of the information set forth in the REGISTRATION STATEMENT the Fund has filed with the SEC. The complete REGISTRATION STATEMENT may be obtained from the SEC.

Morgan Stanley Fund of Funds -- Domestic
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2003

NUMBER OF
  SHARES                                                                                         VALUE
----------------------------------------------------------------------------------------------------------
             Common Stocks (94.0%)
   115,796   Morgan Stanley Capital Opportunities Trust*                                     $   1,315,446
    71,603   Morgan Stanley Convertible Securities Trust                                         1,056,863
    76,993   Morgan Stanley Developing Growth Securities Trust*                                  1,295,794
   157,062   Morgan Stanley Financial Services Trust                                             2,148,610
   198,729   Morgan Stanley Growth Fund*                                                         2,186,015
    64,718   Morgan Stanley Health Sciences Trust                                                1,127,389
   121,111   Morgan Stanley Income Builder Fund                                                  1,182,047
   122,262   Morgan Stanley Information Fund*                                                    1,118,701
   117,317   Morgan Stanley Next Generation Trust*                                                 793,064
   112,321   Morgan Stanley S&P 500 Index Fund                                                   1,228,792
   138,660   Morgan Stanley Special Growth Fund*                                                 1,837,250
    96,608   Morgan Stanley Special Value Fund*                                                  1,542,829
   451,742   Morgan Stanley Technology Fund*                                                     1,111,284
   241,347   Morgan Stanley U. S. Government Securities Trust                                    2,246,944
   228,639   Morgan Stanley Value Fund*                                                          2,338,973
    43,297   Morgan Stanley Value-Added Market Series/Equity Portfolio                           1,339,615
                                                                                             -------------
             Total Common Stocks
               (COST $22,356,688)                                                               23,869,616
                                                                                             -------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
             Short-Term Investment (5.6%)
             Repurchase Agreement
$    1,420   Joint repurchase agreement account 1.085% due 10/01/03
               (dated 09/30/03; proceeds $1,420,043) (a) (Cost $1,420,000)                       1,420,000
                                                                                             -------------

             Total Investments
               (COST $23,776,688) (b)                                                 99.6%     25,289,616

             Other Assets in Excess of Liabilities                                     0.4          97,312
                                                                                     -----   -------------

             Net Assets                                                              100.0%  $  25,386,928
                                                                                     =====   =============

----------
   *    NON-INCOME PRODUCING SECURITY.
   (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $24,441,027. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $1,046,608 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $198,019, RESULTING IN NET UNREALIZED APPRECIATION OF $848,589.

                        SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Fund of Funds -- International
PORTFOLIO OF INVESTMENTS - SEPTEMBER 30, 2003

NUMBER OF
  SHARES                                                                                         VALUE
----------------------------------------------------------------------------------------------------------
             Common Stocks (99.0%)
 2,539,146   Morgan Stanley European Growth Fund Inc.*                                       $  33,034,286
   461,992   Morgan Stanley International SmallCap Fund*                                         5,128,114
   192,313   Morgan Stanley International Value Equity Fund                                      1,951,976
 2,493,150   Morgan Stanley Japan Fund*                                                         15,806,568
   159,662   Morgan Stanley Latin American Growth Fund*                                          1,662,088
   465,553   Morgan Stanley Pacific Growth Fund Inc.*                                            5,251,436
                                                                                             -------------
             Total Common Stocks
               (COST $71,868,850)                                                               62,834,468
                                                                                             -------------

PRINCIPAL
AMOUNT IN
THOUSANDS
---------
             Short-Term Investment (0.9%)
             Repurchase Agreement
$      597   Joint repurchase agreement account 1.085% due 10/01/03
               (dated 09/30/03; proceeds $597,018) (a) (Cost $597,000)                             597,000
                                                                                             -------------
             Total Investments
               (COST $72,465,850) (b)                                                 99.9%     63,431,468

             Other Assets in Excess of Liabilities                                     0.1          50,864
                                                                                     -----   -------------

             Net Assets                                                              100.0%  $  63,482,332
                                                                                     =====   =============

----------
   *    NON-INCOME PRODUCING SECURITY.
   (a)  COLLATERALIZED BY FEDERAL AGENCY AND U.S. TREASURY OBLIGATIONS.
   (b) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $75,911,260. THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $2,247,719 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $14,727,511, RESULTING IN NET UNREALIZED DEPRECIATION OF $12,479,792.

                        SEE NOTES TO FINANCIAL STATEMENTS

FINANCIAL STATEMENTS

Statements of Assets and Liabilities
SEPTEMBER 30, 2003

                                                                 DOMESTIC      INTERNATIONAL
                                                               -------------   -------------
Assets:
Investments in securities, at value
  (cost $23,776,688 and $72,465,850, respectively)             $  25,289,616   $  63,431,468
Cash                                                                  18,772             850
Receivable for share of beneficial interest sold                     117,712         195,806
Receivable from affiliate                                             18,472          26,506
Prepaid expenses and other assets                                      4,335           7,962
                                                               -------------   -------------
    Total Assets                                                  25,448,907      63,662,592
                                                               -------------   -------------
Liabilities:
Payable for:
  Distribution fee                                                    21,488          19,588
  Shares of beneficial interest redeemed                              18,621         127,422
Accrued expenses and other payables                                   21,870          33,250
                                                               -------------   -------------
    Total Liabilities                                                 61,979         180,260
                                                               -------------   -------------
    Net Assets                                                 $  25,386,928   $  63,482,332
                                                               =============   =============
Composition of Net Assets:
Paid-in-capital                                                $  33,130,645   $  99,972,214
Net unrealized appreciation (depreciation)                         1,512,928      (9,034,382)
Accumulated net realized loss                                     (9,256,645)    (27,455,500)
                                                               -------------   -------------
    Net Assets                                                 $  25,386,928   $  63,482,332
                                                               =============   =============
Class A Shares:
Net Assets                                                     $     890,501   $     921,020
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)            103,586         103,754
    Net Asset Value Per Share                                  $        8.60   $        8.88
                                                               =============   =============
    Maximum Offering Price Per Share,
    (NET ASSET VALUE PLUS 5.54% OF NET ASSET VALUE)            $        9.08   $        9.37
                                                               =============   =============
Class B Shares:
Net Assets                                                     $  21,803,768   $  19,848,693
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)          2,582,570       2,307,409
    Net Asset Value Per Share                                  $        8.44   $        8.60
                                                               =============   =============
Class C Shares:
Net Assets                                                     $   2,622,618   $   1,796,633
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)            310,399         207,942
    Net Asset Value Per Share                                  $        8.45   $        8.64
                                                               =============   =============
Class D Shares:
Net Assets                                                     $      70,041   $  40,915,986
Shares Outstanding (UNLIMITED AUTHORIZED, $.01 PAR VALUE)              8,107       4,560,480
    Net Asset Value Per Share                                  $        8.64   $        8.97
                                                               =============   =============

                        SEE NOTES TO FINANCIAL STATEMENTS

Statements of Operations
FOR THE YEAR ENDED SEPTEMBER 30, 2003

                                                                 DOMESTIC      INTERNATIONAL
                                                               -------------   -------------
Net Investment Loss:
Income
Dividends                                                      $      84,925   $      20,779
Interest                                                               4,115          16,845
                                                               -------------   -------------
    Total Income                                                      89,040          37,624
                                                               -------------   -------------

Expenses
Distribution fee (Class A shares)                                      2,269           5,399
Distribution fee (Class B shares)                                    194,110         196,704
Distribution fee (Class C shares)                                     22,284          17,730
Transfer agent fees and expenses                                      47,974         122,879
Professional fees                                                     26,854          26,854
Shareholder reports and notices                                       23,237          56,410
Organizational expenses                                                  766             766
Other                                                                    729              64
                                                               -------------   -------------
    Total Expenses                                                   318,223         426,806
Less: amounts waived/reimbursed                                      (99,560)       (206,973)
                                                               -------------   -------------
    Net Expenses                                                     218,663         219,833
                                                               -------------   -------------
    Net Investment Loss                                             (129,623)       (182,209)
                                                               -------------   -------------

Net Realized and Unrealized Gain (Loss)
Net realized loss                                                 (1,829,188)    (12,332,725)
Capital gain distributions received                                    8,914              --
                                                               -------------   -------------
    Net Realized Loss                                             (1,820,274)    (12,332,725)

Net change in unrealized depreciation                              7,306,012      23,285,667
                                                               -------------   -------------

    Net Gain                                                       5,485,738      10,952,942
                                                               -------------   -------------
Net Increase                                                   $   5,356,115   $  10,770,733
                                                               =============   =============

                        SEE NOTES TO FINANCIAL STATEMENTS

Statements of Changes in Net Assets

                                                             DOMESTIC                                 INTERNATIONAL
                                             ----------------------------------------    ----------------------------------------
                                                FOR THE YEAR          FOR THE YEAR          FOR THE YEAR          FOR THE YEAR
                                                   ENDED                 ENDED                 ENDED                 ENDED
                                             SEPTEMBER 30, 2003    SEPTEMBER 30, 2002    SEPTEMBER 30, 2003    SEPTEMBER 30, 2002
                                             ------------------    ------------------    ------------------    ------------------
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)                 $         (129,623)   $          (73,602)   $         (182,209)   $          587,367
Net realized loss                                    (1,820,274)           (5,173,908)          (12,332,725)          (10,302,558)
Net change in unrealized depreciation                 7,306,012                44,960            23,285,667             1,224,946
                                             ------------------    ------------------    ------------------    ------------------

    Net Increase (Decrease)                           5,356,115            (5,202,550)           10,770,733            (8,490,245)
                                             ------------------    ------------------    ------------------    ------------------

Dividends to Shareholders from Net
Investment Income
Class A shares                                               --                (9,320)                   --               (20,390)
Class B shares                                               --               (45,416)                   --               (96,935)
Class C shares                                               --                (1,812)                   --                (3,468)
Class D shares                                               --                (1,907)                   --              (544,212)
                                             ------------------    ------------------    ------------------    ------------------

    Total Dividends                                          --               (58,455)                   --              (665,005)
                                             ------------------    ------------------    ------------------    ------------------

Net decrease from transactions in shares
of beneficial interest                               (1,607,685)           (3,176,416)           (5,080,989)           (4,361,319)
                                             ------------------    ------------------    ------------------    ------------------

    Net Increase (Decrease)                           3,748,430            (8,437,421)            5,689,744           (13,516,569)

Net Assets:
Beginning of period                                  21,638,498            30,075,919            57,792,588            71,309,157
                                             ------------------    ------------------    ------------------    ------------------

End of Period:                               $       25,386,928    $       21,638,498    $       63,482,332    $       57,792,588
                                             ==================    ==================    ==================    ==================

                        SEE NOTES TO FINANCIAL STATEMENTS

Morgan Stanley Fund of Funds
NOTES TO FINANCIAL STATEMENTS - SEPTEMBER 30, 2003


1. Organization and Accounting Policies
Morgan Stanley Fund of Funds (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund will invest in Class D shares of other open-end management investment companies that are Morgan Stanley Funds (individually, an "Underlying Fund" and collectively, the "Underlying Funds").

The Fund, which consists of two separate portfolios ("Portfolios"), Domestic and International, was organized as a Massachusetts business trust on July 3, 1997 and commenced operations on November 25, 1997.

The investment objectives of each Portfolio are as follows:

PORTFOLIO                               INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------
Domestic        Seeks to maximize total investment return through capital growth and income by investing in a selection of Underlying Funds which invest their assets primarily in the U.S. equity and fixed-income markets.

International   Seeks long-term capital appreciation by investing in a selection of Underlying Funds which invest their assets primarily in the international equity markets.

Each Portfolio offers Class A shares, Class B shares, Class C shares and Class D shares. The four classes are substantially the same except that most Class A shares are subject to a sales charge imposed at the time of purchase and some Class A shares, and most Class B shares and Class C shares are subject to a contingent deferred sales charge imposed on shares redeemed within one year, six years and one year, respectively. Class D shares are not subject to a sales charge. Additionally, Class A shares, Class B shares and Class C shares incur distribution expenses.

The following is a summary of significant accounting policies:

A. Valuation of Investments -- (1) Investments are valued at the net asset value per share of each Underlying Fund determined as of the close of the New York Stock Exchange on valuation date; and (2) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the life of the respective securities. Interest income is accrued daily.

C. Repurchase Agreements -- Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund, along with other affiliated entities managed by the Investment Manager, may transfer uninvested cash balances into one or more joint repurchase agreement accounts. These balances are invested in one or more repurchase agreements and are collateralized by cash, U.S. Treasury or federal agency obligations. The Fund may also invest directly with institutions in repurchase agreements. The Fund's custodian receives the collateral, which is marked-to-market daily to determine that the value of the collateral does not decrease below the repurchase price plus accrued interest.

D. Multiple Class Allocations -- Investment income, expenses (other than distribution fees), and realized and unrealized gains and losses are allocated to each class of shares based upon the relative net asset value on the date such items are recognized. Distribution fees are charged directly to the respective class.

E. Federal Income Tax Policy -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

F. Dividends and Distributions to Shareholders -- Dividends and distributions to shareholders are recorded on the ex-dividend date.

G. Organizational Expenses -- The Investment Manager incurred the organizational expenses of the Fund in the amount of approximately $50,000 ($25,000 per Portfolio). Such expenses were deferred and fully amortized as of November 24, 2002. The reimbursement of these expenses by the Fund were waived by Morgan Stanley Investment Advisors Inc. (the "Investment Manager").

H. Use of Estimates -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

2. Investment Management Agreement
Pursuant to an Investment Management Agreement, the Fund pays no investment management fee. However, the Fund, through its investments in the Underlying Funds, will pay its pro rata share of the management fees to the Investment Manager of the Underlying Funds.

The Investment Manager has agreed to assume all operating expenses (except for distribution fees) until December 31, 2004. At September 30, 2003, included in the Statements of Assets and Liabilities are receivables from an affiliate which represent expense reimbursements due to the Portfolios.

3. Plan of Distribution
Shares of the Fund are distributed by Morgan Stanley Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager. The Fund has adopted a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act. The Plan provides that the Fund will pay the Distributor a fee which is accrued daily and paid monthly at the following annual rates: (i) Class A -- up to 0.25% of the average daily net assets of Class A; (ii) Class B -- 1.0% of the average daily net assets of Class B; and (iii) Class C -- up to 1.0% of the average daily net assets of Class C.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by the Distributor but not yet recovered may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of contingent deferred sales charges paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. The Distributor has advised Domestic and International that such excess amounts totaled $3,972,407 and $2,461,844, respectively at September 30, 2003.

In the case of Class A shares and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the Fund through payments in any subsequent year, except that expenses representing a gross sales credit to Morgan Stanley Financial Advisors or other selected broker-dealer representatives may be reimbursed in the subsequent calendar year. For the year ended September 30, 2003, the distribution fee was accrued for Domestic and International Class A shares and Class C shares at the annual rate of 0.23% and 1.0% and 0.23% and 1.0%, respectively.

The Distributor has informed Domestic and International that for the year ended September 30, 2003, it received contingent deferred sales charges from certain redemptions of the Fund's shares as follows: Class A shares $1,000 and $26,209, Class B shares $57,881 and $53,414 and Class C shares $512 and $260, respectively; and received $13,478 and $6,738, respectively, in front-end sales charges from sales of the Fund's Class A shares. The respective shareholders pay such charges which are not an expense of the Fund.

4. Security Transactions and Transactions with Affiliates
The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended September 30, 2003 aggregated $19,318,250 and $22,519,879, respectively, for Domestic and $15,798,588 and
$20,608,374, respectively, for International.

Morgan Stanley Trust, an affiliate of the Investment Manager and Distributor, is the Funds transfer agent. At September 30, 2003, the Funds had transfer agent fees and expenses payable of approximately $4,000 and $9,900, respectively for Domestic and International.

5. Federal Income Tax Status
The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as distributions of paid-in-capital.

The tax character of distributions paid was as follows:

                                                 DOMESTIC                               INTERNATIONAL
                                 ---------------------------------------   ---------------------------------------
                                    FOR THE YEAR         FOR THE YEAR         FOR THE YEAR         FOR THE YEAR
                                       ENDED                ENDED                ENDED                ENDED
                                 SEPTEMBER 30, 2003   SEPTEMBER 30, 2002   SEPTEMBER 30, 2003   SEPTEMBER 30, 2002
                                 ------------------   ------------------   ------------------   ------------------
Ordinary income                                  --   $           58,455                   --   $          665,005

As of September 30, 2003, the
 tax-basis components of
 accumulated losses were as
 follows:

Net accumulated earnings                         --                                        --
Capital loss carryforward*       $       (7,303,064)                       $      (12,339,722)
Post-October losses                      (1,289,242)                              (11,670,368)
Net unrealized appreciation
 (depreciation)                             848,589                               (12,479,792)
                                 ------------------                        ------------------
Total accumulated losses         $       (7,743,717)                       $      (36,489,882)
                                 ==================                        ==================

 * As of September 30, 2003, Domestic had a net capital loss carryforward of $7,303,064 of which $201,640 will expire on September 30, 2009, $672,400 will expire on September 30, 2010 and $6,429,024 will expire on September 30, 2011 to offset future capital gains to the extent provided by regulations.

 * As of September 30, 2003, International had a net capital loss carryforward of $12,339,722 of which $2,122,277 will expire on September 30, 2010 and $10,217,445 will expire on September 30, 2011 to offset future capital gains to the extent provided by regulations.

As of September 30, 2003, Domestic and International had temporary book/tax differences attributable to post-October losses (capital losses incurred after October 31 within the taxable year which are deemed to arise on the first business day of the Fund's next taxable year) and capital loss deferrals on wash sales and permanent book/tax differences primarily attributable to a net operating loss. To reflect reclassifications arising from the permanent differences, the following accounts were (charged) credited:

                                           PAID-IN-CAPITAL   NET INVESTMENT LOSS
                                           ---------------   -------------------
Domestic                                       $  (129,623)           $  129,623
International                                     (182,209)              182,209

6. Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                                                       DOMESTIC
                           -----------------------------------------------------------------
                                     FOR THE YEAR                      FOR THE YEAR
                                        ENDED                             ENDED
                                  SEPTEMBER 30, 2003                SEPTEMBER 30, 2002
                           -------------------------------   -------------------------------
                               SHARES           AMOUNT           SHARES           AMOUNT
                           --------------   --------------   --------------   --------------
CLASS A
Sold                              137,198   $    1,029,447           75,172   $      657,179
Reinvestment of
 dividends                             --               --              961            9,310
Redeemed                         (160,015)      (1,199,423)         (69,223)        (560,442)
                           --------------   --------------   --------------   --------------
Net increase (decrease)--
 Class A                          (22,817)        (169,976)           6,910          106,047
                           --------------   --------------   --------------   --------------

CLASS B
Sold                              573,877        4,530,971        1,187,513       10,552,534
Reinvestment of
 dividends                             --               --            4,265           41,116
Redeemed                         (780,681)      (5,792,811)      (1,663,293)     (14,066,173)
                           --------------   --------------   --------------   --------------
Net decrease-- Class B           (206,804)      (1,261,840)        (471,515)      (3,472,523)
                           --------------   --------------   --------------   --------------

CLASS C
Sold                               75,812          595,381          110,762          984,881
Reinvestment of
 dividends                             --               --              164            1,587
Redeemed                         (100,056)        (720,626)        (103,180)        (857,068)
                           --------------   --------------   --------------   --------------
Net increase (decrease)--
 Class C                          (24,244)        (125,245)           7,746          129,400
                           --------------   --------------   --------------   --------------

CLASS D
Sold                                1,262            9,367           17,549          161,948
Reinvestment of
 dividends                             --               --              151            1,459
Redeemed                           (8,107)         (59,991)         (14,100)        (102,747)

Net increase (decrease)--
 Class D                           (6,845)         (50,624)           3,600           60,660
                           --------------   --------------   --------------   --------------
Net decrease in Fund             (260,710)  $   (1,607,685)        (453,259)  $   (3,176,416)
                           ==============   ==============   ==============   ==============

                                                     INTERNATIONAL
                           -----------------------------------------------------------------
                                     FOR THE YEAR                      FOR THE YEAR
                                        ENDED                             ENDED
                                  SEPTEMBER 30, 2003                SEPTEMBER 30, 2002
                           -------------------------------   -------------------------------
                               SHARES           AMOUNT           SHARES           AMOUNT
                           --------------   --------------   --------------   --------------
CLASS A
Sold                            7,880,363   $   62,215,562        2,418,173   $   20,137,497
Reinvestment of
 dividends                             --               --            2,074           19,330
Redeemed                       (8,022,935)     (63,959,883)      (2,360,184)     (19,893,914)
                           --------------   --------------   --------------   --------------
Net increase (decrease)--
 Class A                         (142,572)      (1,744,321)          60,063          262,913
                           --------------   --------------   --------------   --------------

CLASS B
Sold                              604,246        4,568,187        1,667,175       14,716,815
Reinvestment of
 dividends                             --               --            9,243           84,480
Redeemed                       (1,236,232)      (9,309,015)      (2,260,317)     (19,832,981)
                           --------------   --------------   --------------   --------------
Net decrease-- Class B           (631,986)      (4,740,828)        (583,899)      (5,031,686)
                           --------------   --------------   --------------   --------------

CLASS C
Sold                            1,084,981        8,319,205          814,863        7,122,686
Reinvestment of
 dividends                             --               --              340            3,113
Redeemed                       (1,126,497)      (8,664,056)        (860,214)      (7,614,353)
                           --------------   --------------   --------------   --------------
Net increase (decrease)--
 Class C                          (41,516)        (344,851)         (45,011)        (488,554)
                           --------------   --------------   --------------   --------------

CLASS D
Sold                            3,706,955       28,811,446        3,764,030       33,184,373
Reinvestment of
 dividends                             --               --           48,416          453,172
Redeemed                       (3,491,521)     (27,062,435)      (3,694,852)     (32,741,537)

Net increase (decrease)--
 Class D                          215,434        1,749,011          117,594          896,008
                           --------------   --------------   --------------   --------------
Net decrease in Fund             (600,640)  $   (5,080,989)        (451,253)  $   (4,361,319)
                           ==============   ==============   ==============   ==============

                 (This page has been left blank intentionally.)

Morgan Stanley Fund of Funds -- Domestic
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

              NET ASSET       NET                                                                       TOTAL
                VALUE     INVESTMENT    NET REALIZED    TOTAL FROM                  DISTRIBUTIONS     DIVIDENDS
 YEAR ENDED   BEGINNING     INCOME     AND UNREALIZED   INVESTMENT   DIVIDENDS TO        TO              AND
SEPTEMBER 30  OF PERIOD     (LOSS)++     GAIN (LOSS)    OPERATIONS   SHAREHOLDERS   SHAREHOLDERS    DISTRIBUTIONS
------------  ----------  ----------   --------------   ----------   ------------   -------------   -------------
DOMESTIC

CLASS A
1999          $     9.72  $     0.46   $         1.93   $     2.39   $      (0.36)  $       (0.21)  $       (0.57)
2000               11.54        0.38             1.83         2.21          (0.29)          (1.09)          (1.38)
2001               12.37        0.11            (3.21)       (3.10)         (0.31)          (0.79)          (1.10)
2002                8.17        0.05            (1.45)       (1.40)         (0.08)             --           (0.08)
2003                6.69        0.01             1.90         1.91             --              --              --

CLASS B
1999                9.67        0.35             1.94         2.29          (0.29)          (0.21)          (0.50)
2000               11.46        0.30             1.81         2.11          (0.20)          (1.09)          (1.29)
2001               12.28        0.01            (3.16)       (3.15)         (0.25)          (0.79)          (1.04)
2002                8.09       (0.02)           (1.44)       (1.46)         (0.01)             --           (0.01)
2003                6.62       (0.05)            1.87         1.82             --              --              --

CLASS C
1999                9.67        0.40             1.94         2.34          (0.28)          (0.21)          (0.49)
2000               11.52        0.31             1.80         2.11          (0.25)          (1.09)          (1.34)
2001               12.29        0.01            (3.17)       (3.16)         (0.26)          (0.79)          (1.05)
2002                8.08       (0.02)           (1.42)       (1.44)         (0.01)             --           (0.01)
2003                6.63       (0.05)            1.87         1.82             --              --              --

CLASS D
1999                9.74        0.46             1.96         2.42          (0.39)          (0.21)          (0.60)
2000               11.56        0.48             1.75         2.23          (0.31)          (1.09)          (1.40)
2001               12.39        0.13            (3.21)       (3.08)         (0.33)          (0.79)          (1.12)
2002                8.19        0.07            (1.45)       (1.38)         (0.10)             --           (0.10)
2003                6.71        0.03             1.90         1.93             --              --              --

----------
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) DOES NOT INCLUDE ANY EXPENSES INCURRED AS A RESULT OF INVESTMENT IN THE UNDERLYING FUNDS.
(2) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                   RATIOS TO AVERAGE           RATIOS TO AVERAGE
                                                       NET ASSETS                  NET ASSETS
                                                    (AFTER EXPENSES             (BEFORE EXPENSES
                                                  WERE ASSUMED) (1)(2)        WERE ASSUMED) (1)(2)
                                                ------------------------    ------------------------
              NET ASSET             NET ASSETS
                VALUE                 END OF                    NET                         NET         PORTFOLIO
 YEAR ENDED    END OF     TOTAL       PERIOD                INVESTMENT                  INVESTMENT      TURNOVER
SEPTEMBER 30   PERIOD    RETURN+      (000'S)   EXPENSES   INCOME (LOSS)    EXPENSES   INCOME (LOSS)      RATE
------------  ---------  -------    ----------  --------   -------------    --------   -------------    ---------
DOMESTIC

CLASS A
1999          $   11.54    25.00%   $    1,097      0.23%           3.92%       0.67%           3.48%         295%
2000              12.37    20.16         1,493      0.24            3.35        0.67            2.92          434
2001               8.17   (27.24)          976      0.23            0.91        0.57            0.57          177
2002               6.69   (17.44)          846      0.24            0.50        0.63            0.11          163
2003               8.60    28.55           890      0.23            0.16        0.67           (0.28)          87

CLASS B
1999              11.46    23.96        26,007      1.00            3.15        1.44            2.71          295
2000              12.28    19.29        28,974      1.00            2.59        1.43            2.16          434
2001               8.09   (27.79)       26,364      1.00            0.14        1.34           (0.20)         177
2002               6.62   (18.05)       18,474      1.00           (0.26)       1.39           (0.65)         163
2003               8.44    27.49        21,804      1.00           (0.61)       1.44           (1.05)          87

CLASS C
1999              11.52    24.55         1,364      0.54            3.61        0.98            3.17          295
2000              12.29    19.23         1,954      1.00            2.59        1.43            2.16          434
2001               8.08   (27.79)        2,643      1.00            0.14        1.34           (0.20)         177
2002               6.63   (18.00)        2,218      1.00           (0.26)       1.39           (0.65)         163
2003               8.45    27.45         2,623      1.00           (0.61)       1.44           (1.05)          87

CLASS D
1999              11.56    25.28            15        --            4.15        0.44            3.71          295
2000              12.39    20.39            37        --            3.59        0.43            3.16          434
2001               8.19   (27.07)           93        --            1.14        0.34            0.80          177
2002               6.71   (17.18)          100        --            0.74        0.39            0.35          163
2003               8.64    28.76            70        --            0.39        0.44           (0.05)          87

                       NET ASSET         NET                                                                              TOTAL
                         VALUE        INVESTMENT     NET REALIZED      TOTAL FROM                     DISTRIBUTIONS     DIVIDENDS
 YEAR ENDED            BEGINNING        INCOME      AND UNREALIZED     INVESTMENT     DIVIDENDS TO         TO              AND
SEPTEMBER 30           OF PERIOD       (LOSS)++       GAIN (LOSS)      OPERATIONS     SHAREHOLDERS    SHAREHOLDERS    DISTRIBUTIONS
------------           ---------      ----------    --------------     ----------     ------------    -------------   -------------
INTERNATIONAL

CLASS A
1999                 $       9.08   $       0.10    $         3.56    $       3.66              --              --              --
2000                        12.74           0.03              0.85            0.88    $      (0.04)   $      (0.99)   $      (1.03)
2001                        12.59           0.09             (3.74)          (3.65)          (0.07)          (0.12)          (0.19)
2002                         8.75           0.08             (1.24)          (1.16)          (0.11)             --           (0.11)
2003                         7.48          (0.01)             1.41            1.40              --              --              --

CLASS B
1999                         9.03           0.02              3.51            3.53              --              --              --
2000                        12.56          (0.08)             0.86            0.78           (0.01)          (0.99)          (1.00)
2001                        12.34           0.01             (3.67)          (3.66)          (0.05)          (0.12)          (0.17)
2002                         8.51           0.03             (1.22)          (1.19)          (0.03)             --           (0.03)
2003                         7.29          (0.07)             1.38            1.31              --              --              --

CLASS C
1999                         9.03           0.07              3.51            3.58              --              --              --
2000                        12.61          (0.08)             0.86            0.78           (0.03)          (0.99)          (1.02)
2001                        12.37           0.02             (3.69)          (3.67)          (0.05)          (0.12)          (0.17)
2002                         8.53           0.03             (1.23)          (1.20)          (0.01)             --           (0.01)
2003                         7.32          (0.07)             1.39            1.32              --              --              --

CLASS D
1999                         9.09           0.23              3.46            3.69              --              --              --
2000                        12.78           0.04              0.89            0.93           (0.06)          (0.99)          (1.05)
2001                        12.66           0.12             (3.78)          (3.66)          (0.08)          (0.12)          (0.20)
2002                         8.80           0.11             (1.25)          (1.14)          (0.13)             --           (0.13)
2003                         7.53           0.00              1.44            1.44              --              --              --

----------
++ THE PER SHARE AMOUNTS WERE COMPUTED USING AN AVERAGE NUMBER OF SHARES OUTSTANDING DURING THE PERIOD.
+ DOES NOT REFLECT THE DEDUCTION OF SALES CHARGE. CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) DOES NOT INCLUDE ANY EXPENSES INCURRED AS A RESULT OF INVESTMENT IN THE UNDERLYING FUNDS.
(2) REFLECTS OVERALL FUND RATIOS FOR INVESTMENT INCOME AND NON-CLASS SPECIFIC EXPENSES.

                        SEE NOTES TO FINANCIAL STATEMENTS

                                                                           RATIOS TO AVERAGE
                                                                               NET ASSETS
                                                                            (AFTER EXPENSES
                                                                          WERE ASSUMED) (1)(2)
                                                                       ----------------------------
                       NET ASSET                      NET ASSETS
                         VALUE                          END OF                             NET
                        END OF           TOTAL          PERIOD                         INVESTMENT
                        PERIOD          RETURN+        (000'S)         EXPENSES       INCOME (LOSS)
                       ---------        -------       -----------      --------       -------------
INTERNATIONAL

CLASS A
1999                 $      12.74          40.31%    $      1,074           0.24%           0.91%
2000                        12.59           6.19            3,366           0.24            0.12
2001                         8.75         (29.38)           1,629           0.16            0.93
2002                         7.48         (13.46)           1,843           0.24            1.04
2003                         8.88          18.72              921           0.23           (0.17)

CLASS B
1999                        12.56          39.09            6,615           1.00            0.15
2000                        12.34           5.48           43,697           1.00           (0.64)
2001                         8.51         (30.01)          29,980           1.00            0.09
2002                         7.29         (14.07)          21,423           1.00            0.28
2003                         8.60          17.97           19,849           1.00           (0.94)

CLASS C
1999                        12.61          39.65              442           0.77            0.38
2000                        12.37           5.46            4,246           1.00           (0.64)
2001                         8.53         (30.02)           2,512           1.00            0.09
2002                         7.32         (14.07)           1,826           0.98            0.30
2003                         8.64          18.03            1,796           1.00           (0.94)

CLASS D
1999                        12.78          40.59              564             --            1.15
2000                        12.66           6.56           43,645             --            0.36
2001                         8.80         (29.31)          37,188             --            1.09
2002                         7.53         (13.20)          32,701             --            1.28
2003                         8.97          19.12           40,916             --            0.06

                          RATIOS TO AVERAGE
                             NET ASSETS
                          (BEFORE EXPENSES
                        WERE ASSUMED) (1)(2)
                     ---------------------------
                                       NET            PORTFOLIO
                                    INVESTMENT        TURNOVER
                      EXPENSES     INCOME (LOSS)        RATE
                      --------     -------------      ---------
INTERNATIONAL

CLASS A
1999                       1.34%          (0.19)%            154%
2000                       0.60           (0.24)              85
2001                       0.42            0.67               22
2002                       0.57            0.71               22
2003                       0.58           (0.52)              28

CLASS B
1999                       2.10           (0.95)             154
2000                       1.36           (1.00)              85
2001                       1.26           (0.17)              22
2002                       1.33           (0.05)              22
2003                       1.35           (1.29)              28

CLASS C
1999                       1.87           (0.72)             154
2000                       1.36           (1.00)              85
2001                       1.26           (0.17)              22
2002                       1.31           (0.03)              22
2003                       1.35           (1.29)              28

CLASS D
1999                       1.10            0.05              154
2000                       0.36            0.00               85
2001                       0.26            0.83               22
2002                       0.33            0.95               22
2003                       0.35           (0.29)              28

Morgan Stanley Fund of Funds
INDEPENDENT AUDITORS' REPORT


To the Shareholders and Board of
Trustees of Morgan Stanley Fund of Funds:

We have audited the accompanying statement of assets and liabilities of Morgan Stanley Fund of Funds (the "Fund"), comprising the Domestic Portfolio and the International Portfolio (the "Portfolios"), as of September 30, 2003, and the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2003, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios constituting Morgan Stanley Fund of Funds as of September 30, 2003, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
NEW YORK, NEW YORK
NOVEMBER 17, 2003

XIII. MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I. POLICY STATEMENT

      INTRODUCTION -- Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Asset & Investment Trust Management Co., Limited, Morgan Stanley Investment Management Private Limited, Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates").

      Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

      PROXY RESEARCH SERVICES -- To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process, Institutional Shareholder Services ("ISS") and the Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

      VOTING PROXIES FOR CERTAIN NON-US COMPANIES -- While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and
(vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients' non-U.S. proxies will be voted on a best efforts basis only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II. GENERAL PROXY VOTING GUIDELINES

      To ensure consistency in voting proxies on behalf of its clients, MSIM Affiliates will follow (subject to any exception set forth herein) these Proxy Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III. GUIDELINES

A. MANAGEMENT PROPOSALS

   1. When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

      - Selection or ratification of auditors.

      - Approval of financial statements, director and auditor reports.

      - Election of Directors.

      - Limiting Directors' liability and broadening indemnification of Directors.

      - Requirement that a certain percentage (up to 66 2/3%) of its Board's members be comprised of independent and unaffiliated Directors.

      - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

      - Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

      - General updating/corrective amendments to the charter.

      - Elimination of cumulative voting.

      - Elimination of preemptive rights.

      - Provisions for confidential voting and independent tabulation of voting results.

      - Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

   2. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

      CAPITALIZATION CHANGES

      - Capitalization changes that eliminate other classes of stock and voting rights.

      - Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

      - Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

      - Proposals for share repurchase plans.

      - Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

      - Proposals to effect stock splits.

      - Proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

      COMPENSATION

      - Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

      - Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

      - Establishment of Employee Stock Option Plans and other employee ownership plans.

      ANTI-TAKEOVER MATTERS

      - Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

      - Adoption of anti-greenmail provisions provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

   3. The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

      - Capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

      - Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

      - Creation of "blank check" preferred stock.

      - Changes in capitalization by 100% or more.

      - Compensation proposals that allow for discounted stock options that have not been offered to employees in general.

      - Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

      - Proposals to indemnify auditors.

   4. The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

      CORPORATE TRANSACTIONS

      - Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

      - Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

      - Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

      - Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

        (i)   Whether the stock option plan is incentive based;

        (ii) For mature companies, should be no more than 5% of the issued capital at the time of approval;

        (iii) For growth companies, should be no more than 10% of the issued capital at the time of approval.

      ANTI-TAKEOVER PROVISIONS

      - Proposals requiring shareholder ratification of poison pills.

      - Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B. SHAREHOLDER PROPOSALS

   1. The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

      - Requiring auditors to attend the annual meeting of shareholders.

      - Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated Directors.

      - Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

      - Confidential voting.

      - Reduction or elimination of supermajority vote requirements.

   2. The following shareholder proposals will be voted as determined by the Proxy Review Committee.

      - Proposals that limit tenure of directors.

      - Proposals to limit golden parachutes.

      - Proposals requiring directors to own large amounts of stock to be eligible for election.

      - Restoring cumulative voting in the election of directors.

      - Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

      - Proposals that limit retirement benefits or executive compensation.

      - Requiring shareholder approval for bylaw or charter amendments.

      - Requiring shareholder approval for shareholder rights plan or poison pill.

      - Requiring shareholder approval of golden parachutes.

      - Elimination of certain anti-takeover related provisions.

      - Prohibit payment of greenmail.

   3. The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

      - Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

      - Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

      - Proposals that require inappropriate endorsements or corporate actions.

IV. ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A. PROXY REVIEW COMMITTEE

   1. The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

      (a) The Committee, which will consist of members designated by MSIM's Chief Investment Officer, is responsible for establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

      (b) The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and guidelines (as expressed in these Proxy Voting Policy and Procedures) and establish and direct voting positions consistent with the Client Proxy Standard.

      (c) The Committee will meet at least monthly to (among other matters): (1) address any outstanding issues relating to MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM portfolio companies in accordance with this Policy and Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

      (d) The Committee will meet on an ad hoc basis to (among other matters):
          (1) authorize "split voting" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which specific direction has been provided in Sections I, II, and III above; and (3) determine how to vote matters for which specific direction has not been provided in Sections I, II and III above. Split votes will generally not be approved within a single Global Investor Group team. The Committee may take into account ISS recommendations and the research provided by IRRC as well as any other relevant information they may request or receive.

      (e) In addition to the procedures discussed above, if the Committee determines that an issue raises a potential material conflict of interest, or gives rise to the appearance of a potential material conflict of interest, the Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

      (f) The Committee and the Special Committee, or their designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board meeting. The report will contain information concerning decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately preceding the Board meeting.

      (g) The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance Departments and, as necessary to ISS, decisions of the Committee and Special Committee so that, among other things, ISS will vote proxies consistent with their decisions.